UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21774
                                                    -----------

                First Trust Exchange-Traded AlphaDEX(R) Fund II
          -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
                    (Name and address of agent for service)


       Registrant's telephone number, including area code: (630) 765-8000
                                                           ---------------

                      Date of fiscal year end: December 31
                                              -------------

                    Date of reporting period: June 30, 2012
                                             ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


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FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

Semi-Annual Report                    June 30, 2012

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   First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund
   First Trust Europe AlphaDEX(R) Fund
   First Trust Latin America AlphaDEX(R) Fund
   First Trust Brazil AlphaDEX(R) Fund
   First Trust China AlphaDEX(R) Fund
   First Trust Japan AlphaDEX(R) Fund
   First Trust South Korea AlphaDEX(R) Fund
   First Trust Developed Markets Ex-US AlphaDEX(R) Fund
   First Trust Emerging Markets AlphaDEX(R) Fund
   First Trust Germany AlphaDEX(R) Fund
   First Trust Canada AlphaDEX(R) Fund
   First Trust Australia AlphaDEX(R) Fund
   First Trust United Kingdom AlphaDEX(R) Fund
   First Trust Taiwan AlphaDEX(R) Fund
   First Trust Hong Kong AlphaDEX(R) Fund
   First Trust Switzerland AlphaDEX(R) Fund
   First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund
   First Trust Emerging Markets Small Cap AlphaDEX(R) Fund

                                  AlphaDEX(R)
                                 Family of ETFs

      AlphaDEX(R) is a registered trademark of First Trust Portfolios L.P.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2012

Shareholder Letter .........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
      First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund....................   4
      First Trust Europe AlphaDEX(R) Fund...................................   6
      First Trust Latin America AlphaDEX(R) Fund............................   8
      First Trust Brazil AlphaDEX(R) Fund...................................  10
      First Trust China AlphaDEX(R) Fund....................................  12
      First Trust Japan AlphaDEX(R) Fund....................................  14
      First Trust South Korea AlphaDEX(R) Fund..............................  16
      First Trust Developed Markets Ex-US AlphaDEX(R) Fund..................  18
      First Trust Emerging Markets AlphaDEX(R) Fund.........................  20
      First Trust Germany AlphaDEX(R) Fund..................................  22
      First Trust Canada AlphaDEX(R) Fund...................................  24
      First Trust Australia AlphaDEX(R) Fund................................  26
      First Trust United Kingdom AlphaDEX(R) Fund...........................  28
      First Trust Taiwan AlphaDEX(R) Fund...................................  30
      First Trust Hong Kong AlphaDEX(R) Fund................................  32
      First Trust Switzerland AlphaDEX(R) Fund..............................  34
      First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund........  36
      First Trust Emerging Markets Small Cap AlphaDEX(R) Fund...............  38
Notes to Fund Performance Overview..........................................  40
Understanding Your Fund Expenses............................................  41
Portfolio of Investments
      First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund....................  44
      First Trust Europe AlphaDEX(R) Fund...................................  47
      First Trust Latin America AlphaDEX(R) Fund............................  51
      First Trust Brazil AlphaDEX(R) Fund...................................  53
      First Trust China AlphaDEX(R) Fund....................................  55
      First Trust Japan AlphaDEX(R) Fund....................................  58
      First Trust South Korea AlphaDEX(R) Fund..............................  61
      First Trust Developed Markets Ex-US AlphaDEX(R) Fund..................  64
      First Trust Emerging Markets AlphaDEX(R) Fund.........................  70
      First Trust Germany AlphaDEX(R) Fund..................................  74
      First Trust Canada AlphaDEX(R) Fund...................................  76
      First Trust Australia AlphaDEX(R) Fund................................  78
      First Trust United Kingdom AlphaDEX(R) Fund...........................  80
      First Trust Taiwan AlphaDEX(R) Fund...................................  82
      First Trust Hong Kong AlphaDEX(R) Fund................................  84
      First Trust Switzerland AlphaDEX(R) Fund..............................  86
      First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund........  88
      First Trust Emerging Markets Small Cap AlphaDEX(R) Fund...............  94
Statements of Assets and Liabilities........................................  98
Statements of Operations.................................................... 102
Statements of Changes in Net Assets......................................... 106
Financial Highlights........................................................ 112
Notes to Financial Statements............................................... 121
Additional Information...................................................... 129
Risk Considerations......................................................... 131

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded AlphaDEX(R) Fund II (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" at the end of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2012



Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust Exchange-Traded AlphaDEX(R) Fund II.

The report you hold contains detailed information about the portfolios in First Trust Exchange-Traded AlphaDEX(R) Fund II over the six months ended June 30, 2012. It contains a market overview and a performance analysis for the period. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality financial solutions regardless of market ups and downs. We have always believed, as I have written previously, that there are two ways to attain success in reaching your financial goals: staying invested in quality products and having a long-term investment horizon. We are committed to this approach in the products we manage or supervise and offer to investors.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2012 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust Exchange-Traded AlphaDEX(R) Fund II and Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2012

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 23 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE GLOBAL ECONOMY

U.S. and global economic activity decelerated from Q1'12 to Q2'12. While the GDP growth rate in the U.S. was a modest 2.0% (annualized) in Q1'12 (average was 2.6% over past 20 years), the outlook for job creation was encouraging as nonfarm payrolls grew by an average of 225,667 jobs per month. It appears, however, that the intentional tempering of growth in China and the recessionary climate in parts of Europe, stemming from the sovereign debt crisis predominantly in Greece, Spain and Italy, provided a drag on growth in Q2'12. GDP growth in the U.S. in Q2'12 fell to 1.5% (annualized) and growth in nonfarm payrolls declined to just 75,000 per month. We believe, and have written about this on a number of occasions over the past year, that policymakers in the U.S. and in the European Union have held the markets and economic activity hostage by playing politics with their respective burgeoning debt problems. In other words, policymakers have been too slow to act, in our opinion. With this being an election year in the U.S., investors may not get the guidance they are seeking until after the first week of November. That being said, we do believe that the debt problems, at least for the near term, can be remedied.

The Blue Chip Economic Indicators survey in June revealed a 2012 U.S. Gross Domestic Product (GDP) forecast of 2.1%. Economists see GDP growth accelerating to 2.6% in 2013. Brian Wesbury, Chief Economist at First Trust Advisors, has a more bullish target of 2.5% for 2012 and 3.2% for 2013. The International Monetary Fund (IMF) continues to forecast better economic times for emerging nations than developed nations. In July, the IMF estimated that the GDP growth rate for the "Emerging & Developing Economies" would be 5.6% in 2012 and 5.9% in 2013, compared to 1.4% (2012) and 1.9% (2013) for "Advanced Economies."

One piece of encouraging news for investors in the past 6-9 months, in our opinion, was the decision by several key central banks, particularly Brazil's, to end their tight monetary policies in favor of easing. Many emerging countries have been raising interest rates in an effort to curb inflationary pressures. Yet, Brazil has been cutting its key benchmark rate (Selic) aggressively since August 2011 and it has cut the lending rate by a total of 450 basis points. The decision to lower interest rates, especially at that pace, suggests a growth-oriented strategy. China, India and South Korea have also made modest cuts to their key lending rates.

Investors continue to commit capital to overseas equities markets, particularly emerging markets. Net cash inflows to all open-end funds tracked by Lipper's Diversified Int'l/Global Equity Classifications category totaled $32.1 billion in the first half of 2012, according to Strategic Insight. While that figure is down from the $47.3 billion of inflows in the first half of 2011, it is still noteworthy, in our opinion, due to the uncertainty surrounding the ongoing crisis in Europe.

PERFORMANCE OF FOREIGN STOCKS AND BONDS

Riskier asset classes outperformed overseas in the first half of the year. The Barclays Capital Global Emerging Markets Index of debt securities rose 6.82%
(USD), compared to 1.50% (USD) for the Barclays Capital Global Aggregate Index of higher-quality debt. The MSCI Emerging Markets Index posted a total return of 3.93% (USD), compared to 2.43% (USD) for the MSCI World Index (excluding the U.S.) The U.S. dollar provided a slight drag on returns from investments overseas for U.S. investors by appreciating 1.8% against a basket of major currencies, as measured by the U.S. Dollar Index (DXY).

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FUND PERFORMANCE OVERVIEW
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FPA - FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND

The First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Asia Pacific Ex-Japan Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca, Inc. (the "NYSE Arca" or the "Exchange") under the ticker symbol "FPA." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Asia Pacific Ex-Japan BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2012
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE           AVERAGE ANNUAL
                                                                                          TOTAL RETURNS          TOTAL RETURNS
                                                       6 Months Ended   1 Year Ended   Inception (04/18/11)   Inception (04/18/11)
                                                          06/30/12        06/30/12         to 06/30/12            to 06/30/12
FUND PERFORMANCE
NAV                                                        3.55%          -20.34%            -19.01%                -16.08%
Market Price                                               3.09%          -21.22%            -18.84%                -15.93%

INDEX PERFORMANCE
Defined Asia Pacific Ex-Japan Index                        3.08%          -19.93%            -18.82%                -15.95%
S&P Asia Pacific Ex-Japan BMI Index                        4.84%          -12.33%            -13.87%                -11.70%
MSCI Pacific Ex-Japan Index                                5.82%           -9.97%            -12.02%                -10.12%
----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 40.)

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FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FPA - FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Financials                                   32.4%
Industrials                                  19.3
Consumer Discretionary                       14.6
Materials                                     9.0
Consumer Staples                              7.3
Telecommunication Services                    6.0
Information Technology                        4.6
Utilities                                     3.2
Energy                                        2.8
Health Care                                   0.8
                                            ------
   Total                                    100.0%
                                            ======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Wheelock & Co. Ltd.                           1.9%
Hopewell Holdings Ltd.                        1.9
Swire Pacific Ltd.                            1.9
Cheung Kong Holdings Ltd.                     1.9
First Resources Ltd.                          1.8
Hysan Development Co., Ltd.                   1.8
Korea Zinc Co., Ltd.                          1.8
Champion Real Estate Investment Trust         1.8
Wharf Holdings Ltd.                           1.8
Hongkong and Shanghai Hotels                  1.8
                                            ------
   Total                                     18.4%
                                            ======

--------------------------------------------------------------------------------------------------
                           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  APRIL 18, 2011 -JUNE 30, 2012

            First Trust Asia Pacific    Defined Asia Pacific    S&P Asia Pacific     MSCI Pacific
            Ex-Japan AlphaDEX(R) Fund      Ex-Japan Index      Ex-Japan BMI Index   Ex-Japan Index
4/18/11               10000                    10000                 10000              10000
6/30/11               10170                    10144                  9829               9772
12/31/11               7822                     7876                  8216               8314
6/30/12                8100                     8119                  8614               8798
--------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through June 30, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/19/11 - 12/31/11         69               43              9              1
1/1/12 - 6/30/12           46               27              5              1

--------------------------------------------------------------------------------
                           NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/19/11 - 12/31/11         43                7              5              1
1/1/12 - 6/30/12           38                8              0              0

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FUND PERFORMANCE OVERVIEW (CONTINUED)
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FEP - FIRST TRUST EUROPE ALPHADEX(R) FUND

The First Trust Europe AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Europe Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FEP." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Europe BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2012
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE           AVERAGE ANNUAL
                                                                                          TOTAL RETURNS          TOTAL RETURNS
                                                       6 Months Ended   1 Year Ended   Inception (04/18/11)   Inception (04/18/11)
                                                          06/30/12        06/30/12         to 06/30/12            to 06/30/12
FUND PERFORMANCE
NAV                                                        1.36%          -25.45%            -23.50%                -19.97%
Market Price                                               0.72%          -25.48%            -22.96%                -19.50%

INDEX PERFORMANCE
Defined Europe Index                                       1.32%          -24.82%            -22.45%                -19.10%
S&P Europe BMI Index                                       2.97%          -16.94%            -14.33%                -12.09%
MSCI Europe Index                                          2.40%          -16.48%            -13.80%                -11.64%
----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 40.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FEP - FIRST TRUST EUROPE ALPHADEX(R) FUND (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                       19.8%
Materials                                    19.5
Industrials                                  19.4
Financials                                   12.9
Energy                                        9.1
Utilities                                     5.4
Consumer Staples                              4.5
Information Technology                        4.4
Telecommunication Services                    2.8
Health Care                                   2.2
                                            ------
   Total                                    100.0%
                                            ======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Vivendi S.A.                                  1.0%
British Land Co., PLC                         1.0
Drax Group PLC                                1.0
Land Securities Group PLC                     1.0
Glanbia PLC                                   1.0
Holmen AB                                     1.0
African Barrick Gold PLC                      1.0
Barratt Developments PLC                      0.9
Legal & General Group PLC                     0.9
Volkswagen AG                                 0.9
                                            ------
   Total                                      9.7%
                                            ======

--------------------------------------------------------------------------------
                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         APRIL 18, 2011 - JUNE 30, 2012

            First Trust Europe    Defined Europe    S&P Europe    MSCI Europe
             AlphaDEX(R) Fund         Index         BMI Index        Index
4/18/11           10000               10000           10000          10000
6/30/11           10265               10357           10349          10321
12/31/11           7547                7654            8320           8418
6/30/12            7650                7755            8567           8620
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through June 30, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/19/11 - 12/31/11         69               60             21              3
1/1/12 - 6/30/12           48               42             16              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/19/11 - 12/31/11         19                6              0              0
1/1/12 - 6/30/12           18                1              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FLN - FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND

The First Trust Latin America AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Latin America Index ("Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FLN." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Latin America BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2012
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE           AVERAGE ANNUAL
                                                                                          TOTAL RETURNS          TOTAL RETURNS
                                                       6 Months Ended   1 Year Ended   Inception (04/18/11)   Inception (04/18/11)
                                                          06/30/12        06/30/12         to 06/30/12            to 06/30/12

FUND PERFORMANCE
NAV                                                         1.99%         -15.71%            -14.75%                -12.42%
Market Price                                                1.75%         -15.98%            -14.43%                -12.15%

INDEX PERFORMANCE
Defined Latin America Index                                 2.18%         -14.32%            -13.01%                -10.96%
S&P Latin America BMI Index                                 0.89%         -17.79%            -17.42%                -14.74%
MSCI EM Latin America Index                                -0.48%         -18.36%            -18.04%                -15.27%
----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 40.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FLN - FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Materials                                    18.2%
Industrials                                  15.9
Utilities                                    15.6
Consumer Staples                             14.0
Financials                                   10.9
Telecommunication Services                   10.3
Energy                                        8.1
Consumer Discretionary                        6.2
Information Technology                        0.8
                                            ------
   Total                                    100.0%
                                            ======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Cia de Saneamento Basico do Estado
     de Sao Paulo                             4.2%
Industrias CH SAB de C.V.                     3.9
BR Properties S.A.                            3.8
Alfa SAB de C.V.                              3.7
Bradespar S.A.                                3.6
Vale S.A.                                     3.6
Cia Brasileira de Distribuicao                3.5
Raia Drogasil S.A.                            3.4
Cosan S.A. Industria e Comercio               3.4
Ultrapar Participacoes S.A.                   3.4
                                            ------
   Total                                     36.5%
                                            ======


---------------------------------------------------------------------------------------------------------
                               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     APRIL 18, 2011 - JUNE 30, 2012

            First Trust Latin America   Defined Latin America   S&P Latin America   MSCI EM Latin America
                AlphaDEX(R) Fund                Index               BMI Index               Index
4/18/11               10000                     10000                 10000                 10000
6/30/11               10114                     10159                 10049                 10039
12/31/11               8359                      8513                  8185                  8236
6/30/12                8525                      8699                  8258                  8196
---------------------------------------------------------------------------------------------------------


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through June 30, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/19/11 - 12/31/11         31               80             42              3
1/1/12 - 6/30/12           52               46              2              1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/19/11 - 12/31/11         17                5              0              0
1/1/12 - 6/30/12           14                0              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FBZ - FIRST TRUST BRAZIL ALPHADEX(R) FUND

The First Trust Brazil AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Brazil Index ("Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FBZ." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Brazil BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2012
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE           AVERAGE ANNUAL
                                                                                          TOTAL RETURNS          TOTAL RETURNS
                                                       6 Months Ended   1 Year Ended   Inception (04/18/11)   Inception (04/18/11)
                                                          06/30/12        06/30/12         to 06/30/12            to 06/30/12
FUND PERFORMANCE
NAV                                                         0.62%         -20.03%            -20.95%                -17.75%
Market Price                                               -0.31%         -22.81%            -21.33%                -18.09%

INDEX PERFORMANCE
Defined Brazil Index                                        0.70%         -19.45%            -19.99%                -16.96%
S&P Brazil BMI Index                                       -6.51%         -25.50%            -25.88%                -22.09%
MSCI Brazil Index                                          -7.69%         -26.65%            -27.20%                -23.24%
----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 40.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FBZ - FIRST TRUST BRAZIL ALPHADEX(R) FUND (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Utilities                                    23.7%
Materials                                    22.7
Consumer Staples                             20.9
Energy                                        7.7
Financials                                    7.5
Telecommunication Services                    7.2
Consumer Discretionary                        4.9
Information Technology                        3.8
Industrials                                   1.6
                                            ------
   Total                                    100.0%
                                            ======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Cia de Saneamento Basico do
     Estado de Sao Paulo                      5.1%
Ultrapar Participacoes S.A.                   4.8
Cia de Saneamento de Minas Gerais-
     Copasa MG                                4.5
Cosan S.A. Industria e Comercio               3.9
Bradespar S.A.                                3.6
M Dias Branco S.A.                            3.4
Tim Participacoes S.A.                        3.3
Cia Brasileira de Distribuicao                3.3
Klabin S.A.                                   3.1
Cielo S.A.                                    3.0
                                            ------
   Total                                     38.0%
                                            ======

--------------------------------------------------------------------------------
                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         APRIL 18, 2011 - JUNE 30, 2012

            First Trust Brazil    Defined Brazil    S&P Brazil    MSCI Brazil
             AlphaDEX(R) Fund         Index          BMI Index       Index
4/18/11           10000               10000            10000         10000
6/30/11            9884                9933             9949          9926
12/31/11           7857                7946             7929          7887
6/30/12            7907                8002             7413          7280
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through June 30, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/19/11 - 12/31/11         16               27             52             64
1/1/12 - 6/30/12           38                5              2              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/19/11 - 12/31/11         14                4              1              0
1/1/12 - 6/30/12           75                5              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FCA - FIRST TRUST CHINA ALPHADEX(R) FUND

The First Trust China AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined China Index ("Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FCA." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P China BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2012
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE          AVERAGE ANNUAL
                                                                                          TOTAL RETURNS          TOTAL RETURNS
                                                       6 Months Ended   1 Year Ended   Inception (04/18/11)   Inception (04/18/11)
                                                          06/30/12        06/30/12         to 06/30/12            to 06/30/12
FUND PERFORMANCE
NAV                                                        4.95%          -24.68%            -29.76%                -25.45%
Market Price                                               5.33%          -26.25%            -29.73%                -25.42%

INDEX PERFORMANCE
Defined China Index                                        3.98%          -25.24%            -30.63%                -26.27%
S&P China BMI Index                                        3.49%          -17.81%            -22.36%                -19.01%
MSCI China Index                                           3.90%          -16.01%            -19.52%                -16.55%
----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 40.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FCA - FIRST TRUST CHINA ALPHADEX(R) FUND (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2012
----------------------------------------------------------
                                           % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Financials                                    29.0%
Industrials                                   18.6
Utilities                                     11.1
Consumer Discretionary                        11.0
Materials                                     10.4
Consumer Staples                               9.1
Information Technology                         5.5
Energy                                         4.9
Telecommunication Services                     0.4
                                             ------
    Total                                    100.0%
                                             ======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Guangzhou R&F Properties Co., Ltd.             5.5%
Shimao Property Holdings Ltd.                  4.7
Great Wall Motor Co., Ltd.                     4.5
Uni-President China Holdings Ltd.              4.1
Agile Property Holdings Ltd.                   3.8
China Resources Power Holdings Co., Ltd.       3.6
Haier Electronics Group Co., Ltd.              3.5
China Minsheng Banking Corp. Ltd.              3.4
Minmetals Resources Ltd.                       3.2
COSCO Pacific Ltd.                             3.1
                                             ------
    Total                                     39.4%
                                             ======

--------------------------------------------------------------------------------
                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         APRIL 18, 2011 - JUNE 30, 2012

             First Trust China     Defined China     S&P China     MSCI China
             AlphaDEX(R) Fund          Index         BMI Index       Index
4/18/11            10000               10000           10000         10000
6/30/11             9334                9279            9446          9583
12/31/11            6692                6670            7502          7746
6/30/12             7023                6935            7764          8048
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through June 30, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/19/11 - 12/31/11         32               35             36             16
1/1/12 - 6/30/12           38               19              5              2

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/19/11 - 12/31/11         31               20              7              1
1/1/12 - 6/30/12           43               15              3              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FJP - FIRST TRUST JAPAN ALPHADEX(R) FUND

The First Trust Japan AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Japan Index ("Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FJP." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Japan BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2012
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE           AVERAGE ANNUAL
                                                                                          TOTAL RETURNS          TOTAL RETURNS
                                                       6 Months Ended   1 Year Ended   Inception (04/18/11)   Inception (04/18/11)
                                                          06/30/12        06/30/12         to 06/30/12            to 06/30/12
FUND PERFORMANCE
NAV                                                        -2.77%         -13.56%             -7.30%                 -6.11%
Market Price                                               -2.98%         -14.42%             -7.30%                 -6.11%

INDEX PERFORMANCE
Defined Japan Index                                        -3.34%         -13.53%             -8.64%                 -7.25%
S&P Japan BMI Index                                         2.94%          -6.55%             -3.29%                 -2.75%
MSCI Japan Index                                            3.14%          -7.23%             -4.30%                 -3.60%
----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 40.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FJP - FIRST TRUST JAPAN ALPHADEX(R) FUND (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Materials                                     17.6%
Industrials                                   16.8
Consumer Discretionary                        16.7
Information Technology                         9.2
Health Care                                    8.5
Energy                                         8.5
Consumer Staples                               8.1
Financials                                     5.9
Utilities                                      4.7
Telecommunication Services                     4.0
                                             ------
    Total                                    100.0%
                                             ======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Medipal Holdings Corp.                         2.3%
Alfresa Holdings Corp.                         2.2
Suzuken Co., Ltd.                              2.1
Nippon Shokubai Co., Ltd.                      2.0
Kewpie Corp.                                   1.8
KDDI Corp.                                     1.8
Mitsubishi Gas Chemical Co., Inc.              1.7
Japan Petroleum Exploration Co.                1.7
Namco Bandai Holdings, Inc.                    1.7
Showa Shell Sekiyu K.K.                        1.6
                                             ------
    Total                                     18.9%
                                             ======

--------------------------------------------------------------------------------
                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         APRIL 18, 2011 - JUNE 30, 2012

             First Trust Japan     Defined Japan     S&P Japan     MSCI Japan
             AlphaDEX(R) Fund          Index         BMI Index       Index
4/18/11            10000               10000           10000         10000
6/30/11            10724               10567           10350         10315
12/31/11            9534                9452            9395          9278
6/30/12             9270                9136            9671          9569
--------------------------------------------------------------------------------


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through June 30, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/19/11 - 12/31/11         79               52              5              3
1/1/12 - 6/30/12           54               13              4              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/19/11 - 12/31/11         33                5              1              0
1/1/12 - 6/30/12           41               11              2              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FKO - FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND

The First Trust South Korea AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined South Korea Index ("Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FKO." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P South Korea BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2012
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE           AVERAGE ANNUAL
                                                                                          TOTAL RETURNS          TOTAL RETURNS
                                                       6 Months Ended   1 Year Ended   Inception (04/18/11)   Inception (04/18/11)
                                                          06/30/12        06/30/12         to 06/30/12            to 06/30/12
FUND PERFORMANCE
NAV                                                        -0.32%         -24.95%            -22.95%                -19.49%
Market Price                                                0.30%         -25.26%            -22.61%                -19.19%

INDEX PERFORMANCE
Defined South Korea Index                                  -1.36%         -24.81%            -23.06%                -19.63%
S&P South Korea BMI Index                                   4.26%         -13.53%            -13.85%                -11.69%
MSCI South Korea Index                                      5.26%         -14.46%            -15.12%                -12.77%
----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 40.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FKO - FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Industrials                                   28.9%
Consumer Discretionary                        14.5
Financial                                     14.2
Information Technology                         9.8
Telecommunication Services                     8.4
Materials                                      8.1
Consumer Staples                               7.8
Utilities                                      5.4
Energy                                         2.9
                                             ------
    Total                                    100.0%
                                             ======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Hyundai Glovis Co., Ltd.                       3.9%
Hynix Semiconductor, Inc.                      3.8
Korea Gas Corp.                                3.4
Doosan Corp.                                   3.2
SK Holdings Co., Ltd.                          3.1
Hyundai Motor Co.                              3.0
Hyundai Marine & Fire Insurance Co., Ltd.      3.0
Shinsegae Co., Ltd.                            3.0
SK Telecom Co., Ltd., ADR                      2.9
Orion Corp./Republic of South Korea            2.9
                                             ------
    Total                                     32.2%
                                             ======

----------------------------------------------------------------------------------------------------
                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                   APRIL 18, 2011 - JUNE 30, 2012

            First Trust South Korea     Defined South Korea     S&P South Korea     MSCI South Korea
               AlphaDEX(R) Fund                Index               BMI Index             Index
4/18/11              10000                     10000                 10000               10000
6/30/11              10266                     10241                  9969                9922
12/31/11              7729                      7800                  8262                8064
6/30/12               7704                      7694                  8614                8488
----------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through June 30, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/19/11 - 12/31/11         13                5              0              1
1/1/12 - 6/30/12           28               32              3              2

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/19/11 - 12/31/11         31               37             56             35
1/1/12 - 6/30/12           32               18             10              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDT - FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND

The First Trust Developed Markets Ex-US AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Developed Markets Ex-US Index ("Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FDT." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Developed Markets Ex-US BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2012
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE           AVERAGE ANNUAL
                                                                                          TOTAL RETURNS          TOTAL RETURNS
                                                       6 Months Ended   1 Year Ended   Inception (04/18/11)   Inception (04/18/11)
                                                          06/30/12        06/30/12         to 06/30/12            to 06/30/12
FUND PERFORMANCE
NAV                                                         0.55%         -22.15%            -20.48%                -17.35%
Market Price                                               -0.76%         -22.21%            -20.19%                -17.10%

INDEX PERFORMANCE
Defined Developed Markets Ex-US Index                       0.32%         -21.72%            -20.04%                -17.01%
S&P Developed Markets Ex-US BMI Index                       2.66%         -14.46%            -12.99%                -10.94%
MSCI World Ex-US Index                                      2.43%         -14.13%            -12.48%                -10.51%
----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 40.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDT - FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (CONTINUED)


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Financials                                    23.1%
Consumer Discretionary                        19.5
Industrials                                   17.3
Materials                                     14.8
Energy                                         6.9
Information Technology                         4.6
Telecommunication Services                     4.5
Consumer Staples                               4.2
Utilities                                      2.7
Health Care                                    2.4
                                             ------
    Total                                    100.0%
                                             ======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
New World China Land Ltd.                      0.8%
Wheelock & Co., Ltd.                           0.8
Link REIT                                      0.7
Medipal Holdings Corp.                         0.7
Suntec Real Estate Investment Trust            0.7
Swire Pacific Ltd.                             0.6
UOL Group Ltd.                                 0.6
Hopewell Holdings Ltd.                         0.6
Nomura Real Estate Holdings, Inc.              0.6
Wharf Holdings Ltd.                            0.6
                                             ------
    Total                                      6.7%
                                             ======

---------------------------------------------------------------------------------------------------------
                               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     APRIL 18, 2011 - JUNE 30, 2012

            First Trust Developed Markets      Defined Developed      S&P Developed Ex-US     MSCI World
               Ex-US AlphaDEX(R) Fund         Markets Ex-US Index          BMI Index          Ex-US Index
4/18/11                 10000                        10000                   10000               10000
6/30/11                 10218                        10232                   10194               10192
12/31/11                 7908                         7970                    8476                8545
6/30/12                  7951                         7996                    8701                8753
---------------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through June 30, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/19/11 - 12/31/11         48               26              9              1
1/1/12 - 6/30/12           57               41             12              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/19/11 - 12/31/11         52               39              3              0
1/1/12 - 6/30/12           12                3              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FEM - FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND

The First Trust Emerging Markets AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Emerging Markets Index ("Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FEM." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Emerging Markets BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2012
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            CUMULATIVE           AVERAGE ANNUAL
                                                                                          TOTAL RETURNS          TOTAL RETURNS
                                                       6 Months Ended   1 Year Ended   Inception (04/18/11)   Inception (04/18/11)
                                                          06/30/12        06/30/12         to 06/30/12            to 06/30/12
FUND PERFORMANCE
NAV                                                        4.87%          -17.74%            -19.49%                -16.49%
Market Price                                               3.83%          -18.83%            -19.20%                -16.25%

INDEX PERFORMANCE
Defined Emerging Markets Index                             5.12%          -16.89%            -18.76%                -15.89%
S&P Emerging Markets BMI Index                             4.53%          -16.54%            -17.47%                -14.79%
MSCI Emerging Markets Index                                3.93%          -15.95%            -16.42%                -13.88%
----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 40.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------


FEM - FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (CONTINUED)


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Materials                                     18.2%
Industrials                                   13.9
Consumer Staples                              12.5
Consumer Discretionary                        12.2
Energy                                        11.0
Financials                                    11.0
Utilities                                     10.5
Information Technology                         6.6
Telecommunication Services                     4.1
                                             ------
    Total                                    100.0%
                                             ======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Big C Supercenter PCL                          1.6%
Shimao Property Holdings Ltd.                  1.5
Haier Electronics Group Co., Ltd.              1.3
Cia de Saneamento Basico do Estado
     de Sao Paulo                              1.3
Jastrzebska Spolka Weglowa S.A.                1.3
Siam Makro PCL                                 1.2
Yulon Nissan Motor Co., Ltd.                   1.2
KGHM Polska Miedz S.A.                         1.2
Lenovo Group Ltd.                              1.2
PGE S.A.                                       1.2
                                             ------
    Total                                     13.0%
                                             ======

-----------------------------------------------------------------------------------------------------
                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                   APRIL 18, 2011 - JUNE 30, 2012

            First Trust Emerging Markets    Defined Emerging    S&P Emerging Markets    MSCI Emerging
                  AlphaDEX(R) Fund           Markets Index           BMI Index          Markets Index
4/18/11                10000                     10000                 10000                10000
6/30/11                 9787                      9775                  9895                 9945
12/31/11                7678                      7729                  7895                 8042
6/30/12                 8052                      8125                  8253                 8358
-----------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through June 30, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/19/11 - 12/31/11         31               60             57              5
1/1/12 - 6/30/12           48               37             12              1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/19/11 - 12/31/11         12               12              1              0
1/1/12 - 6/30/12           24                3              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FGM - FIRST TRUST GERMANY ALPHADEX(R) FUND

The First Trust Germany AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Germany Index ("Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FGM." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Germany BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2012
--------------------------------------------------------------------------------
                                                                CUMULATIVE
                                                              TOTAL RETURNS
                                                           Inception (02/14/12)
                                                               to 06/30/12
FUND PERFORMANCE
NAV                                                               -8.43%
Market Price                                                      -8.33%

INDEX PERFORMANCE
Defined Germany Index                                             -8.68%
S&P Germany BMI Index                                             -8.03%
MSCI Germany Index                                                -8.26%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 40.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FGM - FIRST TRUST GERMANY ALPHADEX(R) FUND (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Industrials                                   21.8%
Materials                                     20.7
Consumer Discretionary                        19.2
Financials                                    10.5
Health Care                                   10.0
Information Technology                         6.9
Consumer Staples                               5.0
Utilities                                      4.4
Telecommunication Services                     1.5
                                             ------
    Total                                    100.0%
                                             ======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2012
----------------------------------------------------------
                                           % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Lanxess AG                                     4.8%
Volkswagen AG                                  4.5
Suedzucker AG                                  4.4
Merck KGaA                                     4.0
Deutsche Lufthansa AG                          3.8
Hannover Rueckversicherung AG                  3.8
Brenntag AG                                    3.8
GEA Group AG                                   3.7
Deutsche Postbank AG                           3.6
Deutsche Post AG                               3.6
                                             ------
    Total                                     40.0%
                                             ======

--------------------------------------------------------------------------------
                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       FEBRUARY 14, 2012 - JUNE 30, 2012

           First Trust Germany    Defined Germany    S&P Germany    MSCI Germany
            AlphaDEX(R) Fund           Index          BMI Index        Index
2/14/12           10000                10000            10000          10000
6/30/12            9157                 9132             9197           9174
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through June 30, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
2/15/12 - 6/30/12         58               16              2              1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
2/15/12 - 6/30/12         14                3              1              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FCAN - FIRST TRUST CANADA ALPHADEX(R) FUND

The First Trust Canada AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Canada Index ("Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FCAN." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Canada BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2012
--------------------------------------------------------------------------------
                                                               CUMULATIVE
                                                             TOTAL RETURNS
                                                          Inception (02/14/12)
                                                              to 06/30/12
FUND PERFORMANCE
NAV                                                              -6.42%
Market Price                                                     -6.79%

INDEX PERFORMANCE
Defined Canada Index                                             -6.31%
S&P Canada BMI Index                                             -8.06%
MSCI Canada Index                                                -6.88%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 40.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FCAN - FIRST TRUST CANADA ALPHADEX(R) FUND (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Energy                                        36.4%
Consumer Staples                              17.2
Materials                                     15.7
Consumer Discretionary                        12.6
Financials                                    11.1
Information Technology                         2.3
Industrials                                    2.0
Health Care                                    1.7
Telecommunication Services                     1.0
                                             ------
    Total                                    100.0%
                                             ======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Dollarama, Inc.                                6.2%
Viterra, Inc.                                  5.4
Boardwalk Real Estate Investment Trust         5.3
Alimentation Couche Tard, Inc.                 5.1
Brookfield Office Properties, Inc.             5.0
Enbridge, Inc.                                 4.8
Magna International, Inc.                      4.3
AltaGas Ltd.                                   4.1
Lundin Mining Corp.                            3.9
Keyera Corp.                                   3.8
                                             ------
    Total                                     47.9%
                                             ======

--------------------------------------------------------------------------------
                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               FEBRUARY 14, 2012 - JUNE 30, 2012

            First Trust Canada    Defined Canada    S&P Canada    MSCI Canada
             AlphaDEX(R) Fund         Index         BMI Index        Index
2/14/12           10000               10000           10000          10000
6/30/12            9358                9369            9194           9312
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through June 30, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
2/15/12 - 6/30/12         74                1              1              1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
2/15/12 - 6/30/12         17                1              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FAUS - FIRST TRUST AUSTRALIA ALPHADEX(R) FUND

The First Trust Australia AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Australia Index ("Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FAUS." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Australia BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2012
--------------------------------------------------------------------------------
                                                               CUMULATIVE
                                                             TOTAL RETURNS
                                                          Inception (02/14/12)
                                                              to 06/30/12
FUND PERFORMANCE
NAV                                                              -5.86%
Market Price                                                     -5.69%

INDEX PERFORMANCE
Defined Australia Index                                          -6.26%
S&P Australia BMI Index                                          -6.23%
MSCI Australia Index                                             -4.75%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 40.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FAUS - FIRST TRUST AUSTRALIA ALPHADEX(R) FUND (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Financials                                    32.8%
Materials                                     22.2
Industrials                                   15.4
Consumer Discretionary                         7.6
Energy                                         6.7
Utilities                                      5.4
Health Care                                    3.9
Telecommunication Services                     3.7
Consumer Staples                               2.3
                                             ------
    Total                                    100.0%
                                             ======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Caltex Australia Ltd.                          4.8%
Westfield Retail Trust                         4.8
Dexus Property Group                           4.6
Campbell Brothers Ltd.                         4.6
Tatts Group Ltd.                               4.5
GPT Group                                      4.4
Amcor Ltd.                                     4.1
Suncorp Group Ltd.                             4.0
Ramsay Health Care Ltd.                        3.9
CFS Retail Property Trust                      3.8
                                             ------
    Total                                     43.5%
                                             ======

-----------------------------------------------------------------------------------------
                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               FEBRUARY 14, 2012 - JUNE 30, 2012

            First Trust Australia    Defined Australia    S&P Australia    MSCI Australia
              AlphaDEX(R) Fund             Index            BMI Index          Index
2/14/12             10000                  10000              10000            10000
6/30/12              9414                   9374               9377             9525
-----------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through June 30, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
2/15/12 - 6/30/12         49               14              0              1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
2/15/12 - 6/30/12         24                7              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FKU - FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND

The First Trust United Kingdom AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined United Kingdom Index ("Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FKU." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P United Kingdom BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2012
--------------------------------------------------------------------------------
                                                               CUMULATIVE
                                                             TOTAL RETURNS
                                                          Inception (02/14/12)
                                                              to 06/30/12
FUND PERFORMANCE
NAV                                                              -2.63%
Market Price                                                     -1.79%

INDEX PERFORMANCE
Defined United Kingdom Index                                     -2.39%
S&P United Kingdom BMI Index                                     -2.82%
MSCI United Kingdom Index                                        -3.22%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 40.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FKU - FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Industrials                                   22.4%
Financials                                    20.7
Materials                                     15.4
Consumer Discretionary                        15.3
Consumer Staples                               9.0
Energy                                         7.0
Utilities                                      3.2
Health Care                                    2.7
Telecommunication Services                     2.5
Information Technology                         1.8
                                             ------
    Total                                    100.0%
                                             ======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Hammerson PLC                                  2.7%
Derwent London PLC                             2.6
Land Securities Group PLC                      2.5
Babcock International Group PLC                2.5
Rolls-Royce Holdings PLC                       2.5
British Land Co., PLC                          2.4
St. James's Place PLC                          2.2
Drax Group PLC                                 2.2
easyJet PLC                                    2.1
Rio Tinto PLC                                  2.1
                                             ------
    Total                                     23.8%
                                             ======

-------------------------------------------------------------------------------------------------------------
                                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      FEBRUARY 14, 2012 - JUNE 30, 2012

            First Trust United Kingdom    Defined United Kingdom    S&P United Kingdom    MSCI United Kingdom
                 AlphaDEX(R) Fund                  Index                BMI Index                Index
2/14/12               10000                        10000                  10000                  10000
6/30/12                9737                         9761                   9718                   9678
-------------------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through June 30, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
2/15/12 - 6/30/12         32               46             11              1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
2/15/12 - 6/30/12          5                0              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FTW - FIRST TRUST TAIWAN ALPHADEX(R) FUND

The First Trust Taiwan AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Taiwan Index ("Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FTW." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Taiwan BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2012
--------------------------------------------------------------------------------
                                                               CUMULATIVE
                                                             TOTAL RETURNS
                                                          Inception (02/14/12)
                                                              to 06/30/12
FUND PERFORMANCE
NAV                                                              -7.37%
Market Price                                                     -7.23%

INDEX PERFORMANCE
Defined Taiwan Index                                             -8.00%
S&P Taiwan BMI Index                                             -8.71%
MSCI Taiwan Index                                                -8.05%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 40.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------


FTW - FIRST TRUST TAIWAN ALPHADEX(R) FUND (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Information Technology                        54.4%
Consumer Discretionary                        11.4
Materials                                      9.0
Telecommunication Services                     8.6
Consumer Staples                               6.6
Financials                                     6.4
Industrials                                    2.2
Energy                                         1.4
                                             ------
    Total                                    100.0%
                                             ======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Hotai Motor Co., Ltd.                          5.3%
Far EasTone Telecommunications Co., Ltd.       4.5
LiteOn Technology Corp.                        4.4
Hon Hai Precision Industry Co., Ltd.           4.3
Uni-President Enterprises Corp.                4.3
United Microelectronics Corp.                  4.1
Chimei Innolux Corp.                           4.1
Pegatron Corp.                                 3.8
Advanced Semiconductor Engineering, Inc.       3.8
Siliconware Precision Industries Co.           3.7
                                             ------
    Total                                     42.3%
                                             ======

--------------------------------------------------------------------------------
                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       FEBRUARY 14, 2012 - JUNE 30, 2012

            First Trust Taiwan    Defined Taiwan    S&P Taiwan    MSCI Taiwan
             AlphaDEX(R) Fund         Index          BMI Index       Index
2/14/12           10000               10000            10000         10000
6/30/12            9263                9200             9129          9195
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through June 30, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
2/15/12 - 6/30/12         42               17              4              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
2/15/12 - 6/30/12         25                6              0              1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FHK - FIRST TRUST HONG KONG ALPHADEX(R) FUND

The First Trust Hong Kong AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Hong Kong Index ("Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FHK." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Hong Kong BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2012
--------------------------------------------------------------------------------
                                                               CUMULATIVE
                                                             TOTAL RETURNS
                                                          Inception (02/14/12)
                                                              to 06/30/12
FUND PERFORMANCE
NAV                                                              -4.27%
Market Price                                                     -3.40%

INDEX PERFORMANCE
Defined Hong Kong Index                                          -4.93%
S&P Hong Kong BMI Index                                          -6.25%
MSCI Hong Kong Index                                             -4.98%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 40.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------


FHK - FIRST TRUST HONG KONG ALPHADEX(R) FUND (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Financials                                    53.1%
Consumer Discretionary                        22.4
Industrials                                    9.8
Consumer Staples                               5.1
Materials                                      4.1
Information Technology                         3.0
Utilities                                      2.5
                                             ------
    Total                                    100.0%
                                             ======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Galaxy Entertainment Group Ltd.                5.3%
Hongkong Land Holdings Ltd.                    4.9
Wharf Holdings Ltd.                            4.7
Wheelock & Co., Ltd.                           4.7
Sands China Ltd.                               4.4
Hopewell Holdings Ltd.                         4.3
First Pacific Co., Ltd.                        3.8
Swire Pacific Ltd.                             3.8
Melco Crown Entertainment Ltd., ADR            3.7
Hysan Development Co., Ltd.                    3.6
                                             ------
    Total                                     43.2%
                                             ======

--------------------------------------------------------------------------------------
                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          FEBRUARY 14, 2012 - JUNE 30, 2012

            First Trust Hong Kong   Defined Hong Kong   S&P Hong Kong   MSCI Hong Kong
              AlphaDEX(R) Fund            Index           BMI Index         Index
2/14/12             10000                 10000             10000           10000
6/30/12              9573                  9507              9375            9502
--------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through June 30, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
2/15/12 - 6/30/12         31               33             10              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
2/15/12 - 6/30/12         16                5              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FSZ - FIRST TRUST SWITZERLAND ALPHADEX(R) FUND

The First Trust Switzerland AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Switzerland Index ("Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FSZ." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Switzerland BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2012
--------------------------------------------------------------------------------
                                                               CUMULATIVE
                                                             TOTAL RETURNS
                                                          Inception (02/14/12)
                                                              to 06/30/12
FUND PERFORMANCE
NAV                                                              -5.56%
Market Price                                                     -5.39%

INDEX PERFORMANCE
Defined Switzerland Index                                        -5.68%
S&P Switzerland BMI Index                                        -2.40%
MSCI Switzerland Index                                           -2.31%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 40.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FSZ - FIRST TRUST SWITZERLAND ALPHADEX(R) FUND (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Financials                                    26.0%
Materials                                     18.1
Industrials                                   16.1
Health Care                                   13.8
Consumer Staples                              12.8
Utilities                                      7.7
Consumer Discretionary                         2.8
Telecommunication Services                     2.7
                                             ------
    Total                                    100.0%
                                             ======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Galenica AG                                    4.7%
Aryzta AG                                      4.4
Givaudan S.A.                                  4.4
Swiss Life Holding AG                          4.4
Clariant AG                                    4.3
Syngenta AG                                    4.0
Alpiq Holding AG                               4.0
Barry Callebaut AG                             4.0
BKW S.A.                                       3.7
PSP Swiss Property AG                          3.6
                                             ------
    Total                                     41.5%
                                             ======

-------------------------------------------------------------------------------------------------
                           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                FEBRUARY 14, 2012 - JUNE 30, 2012

            First Trust Switzerland    Defined Switzerland    S&P Switzerland    MSCI Switzerland
               AlphaDEX(R) Fund               Index              BMI Index            Index
2/14/12              10000                    10000                10000              10000
6/30/12               9444                     9432                 9760               9769
-------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through June 30, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
2/15/12 - 6/30/12         51               29              2              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
2/15/12 - 6/30/12         11                2              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDTS - FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND

The First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Developed Markets ex-US Small Cap Index ("Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FDTS." The Fund commenced trading on February 16, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Developed Markets ex-US Small Cap BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2012
--------------------------------------------------------------------------------
                                                               CUMULATIVE
                                                             TOTAL RETURNS
                                                          Inception (02/15/12)
                                                              to 12/31/11
FUND PERFORMANCE
NAV                                                             -10.24%
Market Price                                                    -11.13%

INDEX PERFORMANCE
Defined Developed Markets ex-US Small Cap Index                 -10.70%
S&P Developed Markets ex-US Small Cap BMI Index                  -6.82%
MSCI World ex US Small Cap Index                                 -7.42%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 40.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDTS - FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND
       (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Industrials                                   29.9%
Consumer Discretionary                        23.2
Financials                                    14.5
Materials                                     10.3
Information Technology                         8.9
Consumer Staples                               6.4
Energy                                         3.0
Utilities                                      1.6
Health Care                                    1.6
Telecommunication Services                     0.6
                                             ------
    Total                                    100.0%
                                             ======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Misawa Homes Co., Ltd.                         0.7%
Hikari Tsushin, Inc.                           0.7
Able C&C Co., Ltd.                             0.6
Elster Group SE                                0.6
Hansae Co., Ltd.                               0.6
Seria Co., Ltd.                                0.6
MonotaRO Co., Ltd.                             0.6
Kato Works Co., Ltd.                           0.6
Orchard Parade Holdings Ltd.                   0.5
CSI Properties Ltd.                            0.5
                                             ------
    Total                                      6.0%
                                             ======


----------------------------------------------------------------------------------------------------------------
                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                         APRIL 18, 2011 - JUNE 30, 2012

             First Trust Developed
            Markets ex-US Small Cap     Defined Developed Markets    S&P Developed Markets      MSCI World ex US
               AlphaDEX(R) Fund           ex-US Small Cap Index      ex-US Small Cap Index      Small Cap Index
2/15/12              10000                        10000                      10000                   10000
6/30/12               8976                         8930                       9318                    9258
----------------------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 16, 2012 (commencement of trading) through June 30, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
2/16/12 - 6/30/12         23                5              4              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
2/16/12 - 6/30/12         27               31              1              3

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FEMS - FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND

The First Trust Emerging Markets Small Cap AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Emerging Markets Small Cap Index ("Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FEMS." The Fund commenced trading on February 16, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Emerging Markets Small Cap BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2012
--------------------------------------------------------------------------------
                                                               CUMULATIVE
                                                             TOTAL RETURNS
                                                          Inception (02/15/12)
                                                              to 06/30/12
FUND PERFORMANCE
NAV                                                             -10.09%
Market Price                                                     -9.36%

INDEX PERFORMANCE
Defined Emerging Markets Small Cap Index                        -11.02%
S&P Emerging Markets Small Cap BMI Index                         -9.84%
MSCI Emerging Markets Small Cap Index                            -9.63%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 40.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FEMS - FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Industrials                                   18.0%
Consumer Discretionary                        17.8
Financials                                    16.4
Materials                                     15.7
Information Technology                        13.9
Consumer Staples                               9.0
Energy                                         3.6
Utilities                                      2.9
Health Care                                    1.7
Telecommunication Services                     1.0
                                             ------
    Total                                    100.0%
                                             ======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Yuexiu Property Co., Ltd.                      1.2%
Sinopec Kantons Holdings Ltd.                  1.1
Apollo Solar Energy Technology Holdings Ltd.   1.1
Radiant Opto-Electronics Corp.                 1.1
Wijaya Karya Persero Tbk PT                    1.1
Garuda Indonesia Persero Tbk PT                1.1
Glorious Property Holdings Ltd.                1.0
Ipek Dogal Enerji Kaynaklari Ve Uretim A.S.    1.0
China South City Holdings Ltd.                 1.0
KLCC Property Holdings Bhd                     1.0
                                             ------
    Total                                     10.7%
                                             ======

-------------------------------------------------------------------------------------------------------------------
                                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                         FEBRUARY 15, 2012 - JUNE 30, 2012

            First Trust Emerging Markets   Defined Emerging Markets   S&P Emerging Markets   MSCI Emerging Markets
             Small Cap AlphaDEX(R) Fund        Small Cap Index          Small Cap Index         Small Cap Index
2/15/12                10000                        10000                    10000                   10000
6/30/12                 8991                         8898                     9016                    9037
-------------------------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH JUNE 30, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 16, 2012 (commencement of trading) through June 30, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
2/16/12 - 6/30/12         47               23              3              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
2/16/12 - 6/30/12         18                3              0              0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after their inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

UNDERSTANDING YOUR FUND EXPENSES
JUNE 30, 2012 (UNAUDITED)

As a shareholder of First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund, First Trust Europe AlphaDEX(R) Fund, First Trust Latin America AlphaDEX(R) Fund, First Trust Brazil AlphaDEX(R) Fund, First Trust China AlphaDEX(R) Fund, First Trust Japan AlphaDEX(R) Fund, First Trust South Korea AlphaDEX(R) Fund, First Trust Developed Markets Ex-US AlphaDEX(R) Fund, First Trust Emerging Markets AlphaDEX(R) Fund, First Trust Germany AlphaDEX(R) Fund, First Trust Canada AlphaDEX(R) Fund, First Trust Australia AlphaDEX(R) Fund, First Trust United Kingdom AlphaDEX(R) Fund, First Trust Taiwan AlphaDEX(R) Fund, First Trust Hong Kong AlphaDEX(R) Fund, First Trust Switzerland AlphaDEX(R) Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund, or the First Trust Emerging Markets Small Cap AlphaDEX(R) Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended June 30, 2012.

ACTUAL EXPENSES
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                  JANUARY 1, 2012      JUNE 30, 2012         PERIOD            PERIOD (a)

FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,035.50               0.80%              $4.05
Hypothetical (5% return before expenses)            $1,000.00           $1,020.89               0.80%              $4.02

FIRST TRUST EUROPE ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,013.60               0.80%              $4.01
Hypothetical (5% return before expenses)            $1,000.00           $1,020.89               0.80%              $4.02

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,019.90               0.81%              $4.07
Hypothetical (5% return before expenses)            $1,000.00           $1,020.84               0.81%              $4.07

FIRST TRUST BRAZIL ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,006.20               0.82%              $4.09
Hypothetical (5% return before expenses)            $1,000.00           $1,020.79               0.82%              $4.12

FIRST TRUST CHINA ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,049.50               0.80%              $4.08
Hypothetical (5% return before expenses)            $1,000.00           $1,020.89               0.80%              $4.02

FIRST TRUST JAPAN ALPHADEX(R) FUND
Actual                                              $1,000.00             $972.30               0.80%              $3.92
Hypothetical (5% return before expenses)            $1,000.00           $1,020.89               0.80%              $4.02

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

JUNE 30, 2012 (UNAUDITED)


                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                  JANUARY 1, 2012      JUNE 30, 2012         PERIOD            PERIOD (s)

FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND
Actual                                              $1,000.00             $996.80               0.80%              $3.97
Hypothetical (5% return before expenses)            $1,000.00           $1,020.89               0.80%              $4.02

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,005.50               0.80%              $3.99
Hypothetical (5% return before expenses)            $1,000.00           $1,020.89               0.80%              $4.02

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,048.70               0.80%              $4.08
Hypothetical (5% return before expenses)            $1,000.00           $1,020.89               0.80%              $4.02


                                                                                                              EXPENSES PAID
                                                                                           ANNUALIZED          DURING THE
                                                                                          EXPENSE RATIO          PERIOD
                                                     BEGINNING            ENDING          BASED ON THE    FEBRUARY 14, 2012 (b)
                                                   ACCOUNT VALUE       ACCOUNT VALUE     NUMBER OF DAYS            TO
                                               FEBRUARY 14, 2012 (b)   JUNE 30, 2012      IN THE PERIOD     JUNE 30, 2012 (c)

FIRST TRUST GERMANY ALPHADEX(R) FUND
Actual                                              $1,000.00             $915.70               0.80%              $2.87
Hypothetical (5% return before expenses)            $1,000.00           $1,020.89               0.80%              $4.02

FIRST TRUST CANADA ALPHADEX(R) FUND
Actual                                              $1,000.00             $935.80               0.80%              $2.90
Hypothetical (5% return before expenses)            $1,000.00           $1,020.89               0.80%              $4.02

FIRST TRUST AUSTRALIA ALPHADEX(R) FUND
Actual                                              $1,000.00             $941.40               0.80%              $2.91
Hypothetical (5% return before expenses)            $1,000.00           $1,020.89               0.80%              $4.02

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND
Actual                                              $1,000.00             $973.70               0.80%              $2.96
Hypothetical (5% return before expenses)            $1,000.00           $1,020.89               0.80%              $4.02

FIRST TRUST TAIWAN ALPHADEX(R) FUND
Actual                                              $1,000.00             $926.30               0.80%              $2.88
Hypothetical (5% return before expenses)            $1,000.00           $1,020.89               0.80%              $4.02

FIRST TRUST HONG KONG ALPHADEX(R) FUND
Actual                                              $1,000.00             $957.30               0.80%              $2.93
Hypothetical (5% return before expenses)            $1,000.00           $1,020.89               0.80%              $4.02

FIRST TRUST SWITZERLAND ALPHADEX(R) FUND
Actual                                              $1,000.00             $944.40               0.80%              $2.91
Hypothetical (5% return before expenses)            $1,000.00           $1,020.89               0.80%              $4.02

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

JUNE 30, 2012 (UNAUDITED)

                                                                                                              EXPENSES PAID
                                                                                           ANNUALIZED          DURING THE
                                                                                          EXPENSE RATIO          PERIOD
                                                     BEGINNING            ENDING          BASED ON THE    FEBRUARY 15, 2012 (b)
                                                   ACCOUNT VALUE       ACCOUNT VALUE     NUMBER OF DAYS            TO
                                               FEBRUARY 15, 2012 (b)   JUNE 30, 2012      IN THE PERIOD     JUNE 30, 2012 (d)

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP
   ALPHADEX(R) FUND
Actual                                              $1,000.00             $897.60               0.80%              $2.82
Hypothetical (5% return before expenses)            $1,000.00           $1,020.89               0.80%              $4.02

FIRST TRUST EMERGING MARKETS SMALL CAP
   ALPHADEX(R) FUND
Actual                                              $1,000.00             $899.10               0.80%              $2.82
Hypothetical (5% return before expenses)            $1,000.00           $1,020.89               0.80%              $4.02



(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (January 1, 2012 through June 30, 2012), multiplied by 182/366 (to reflect the one-half year period).

(b)   Inception date.

(c) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (February 14, 2012 through June 30, 2012), multiplied by 137/366. Hypothetical expenses are assumed for the most recent half-year period.

(d) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (February 15, 2012 through June 30, 2012), multiplied by 136/366. Hypothetical expenses are assumed for the most recent half-year period.

FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS (a) - 99.8%
             AUSTRALIA - 14.7%
      3,206  APA Group (b)                     $     16,458
        472  BHP Billiton Ltd. (b)                   15,374
      2,028  Boral Ltd. (b)                           6,181
      1,765  Caltex Australia Ltd. (b)               24,651
        486  Campbell Brothers Ltd. (b)              27,246
        372  Flight Centre Ltd. (b)                   7,271
      2,814  Fortescue Metals Group Ltd. (b)         14,378
      2,369  Goodman Group (b)                        8,970
     12,200  Harvey Norman Holdings Ltd. (b)         24,531
      1,838  Iluka Resources Ltd. (b)                21,693
        562  Macquarie Group Ltd. (b)                15,176
      1,368  Monadelphous Group Ltd. (b)             30,923
      2,513  OZ Minerals Ltd. (b)                    20,503
      4,579  Qantas Airways Ltd. (c) (b)              5,087
      2,322  Seek Ltd. (b)                           15,214
      4,112  Seven Group Holdings Ltd. (b)           32,881
      2,091  Seven West Media Ltd. (b)                3,772
      1,113  Sims Metal Management Ltd. (b)          11,023
      5,570  Toll Holdings Ltd. (b)                  22,902
      6,337  Westfield Retail Trust (b)              18,588
                                               ------------
                                                    342,822
                                               ------------
             BERMUDA - 4.2%
     21,000  Biosensors International Group
                Ltd. (b) (c)                         18,973
      7,000  Hongkong Land Holdings Ltd. (b)         40,381
     20,500  SmarTone Telecommunications
             Holdings Ltd. (b)                       39,638
                                               ------------
                                                     98,992
                                               ------------
             CAYMAN ISLANDS - 8.5%
      2,900  ASM Pacific Technology Ltd. (b)         37,088
     24,000  Daphne International Holdings
                Ltd. (b)                             24,517
    110,000  Geely Automobile Holdings Ltd. (b)      39,011
      3,111  Melco Crown Entertainment Ltd.,
                ADR (c)                              35,839
      8,800  Sands China Ltd. (b)                    28,310
     84,000  Shui On Land Ltd. (b)                   34,424
                                               ------------
                                                    199,189
                                               ------------
             HONG KONG - 22.0%
    100,040  Champion Real Estate Investment
                Trust (b)                            41,524
      3,500  Cheung Kong Holdings Ltd. (b)           43,258
     15,000  Galaxy Entertainment Group Ltd.
                (c) (b)                              37,699
      1,762  Henderson Land Development
                Co., Ltd. (b)                         9,819
     31,000  Hongkong & Shanghai Hotels (b)          41,362
     15,444  Hopewell Holdings Ltd. (b)              44,013
      3,000  Hutchison Whampoa Ltd. (b)              26,022
     11,000  Hysan Development Co., Ltd. (b)         41,930
      9,232  Link REIT (b)                           37,781
      2,500  Sun Hung Kai Properties Ltd. (b)        29,706
      3,766  Swire Pacific Ltd. (b)                  43,753


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             HONG KONG - (CONTINUED)
     25,000  Techtronic Industries Co. (b)     $     31,742
      7,440  Wharf Holdings Ltd. (b)                 41,422
     11,750  Wheelock & Co., Ltd. (b)                44,418
                                               ------------
                                                    514,449
                                               ------------
             MAURITIUS - 1.2%
     54,000  Golden Agri-Resources Ltd. (b)          28,840
                                               ------------
             NEW ZEALAND - 1.1%
     12,784  Telecom Corp. of New Zealand
                Ltd. (b)                             24,342
                                               ------------
             SINGAPORE - 11.8%
     16,000  Ascendas Real Estate Investment
                Trust (b)                            27,295
     26,000  CapitaCommercial Trust (b)              26,150
     28,000  First Resources Ltd. (b)                42,821
      3,514  Flextronics International Ltd. (c)      21,787
     10,000  Global Logistic Properties
                Ltd. (b) (c)                         16,648
     15,000  Keppel Land Ltd. (b)                    38,601
      5,000  Sakari Resources Ltd. (b)                5,474
      6,000  SembCorp Industries Ltd. (b)            24,558
     34,000  Suntec Real Estate Investment
                Trust (b)                            36,415
      9,000  UOL Group Ltd. (b)                      35,279
                                               ------------
                                                    275,028
                                               ------------
             SOUTH KOREA - 36.3%
         86  CJ CheilJedang Corp. (b)                24,566
        338  CJ Corp. (b)                            23,743
        313  Daelim Industrial Co Ltd. (b)           25,018
      1,070  Daewoo International Corp. (b)          31,089
        950  Daewoo Shipbuilding & Marine
                Engineering Co., Ltd. (b)            22,110
         64  Doosan Corp. (b)                         7,317
        296  GS Holdings (b)                         13,657
        870  Halla Climate Control Corp. (b)         18,564
         29  Honam Petrochemical Corp. (b)            6,095
        237  Hyundai Engineering &
                Construction Co., Ltd. (b)           13,628
        141  Hyundai Glovis Co., Ltd. (b)            26,980
         60  Hyundai Heavy Industries Co.,
                Ltd. (b)                             13,691
        236  Hyundai Hysco (b)                        8,508
         71  Hyundai Mipo Dockyard (b)                7,426
         33  Hyundai Mobis (b)                        7,999
         82  Hyundai Motor Co. (b)                   16,834
         94  Hyundai Steel Co. (b)                    6,998
        700  Industrial Bank of Korea (b)             7,888
         88  KCC Corp. (b)                           21,573
        129  Kia Motors Corp. (b)                     8,502
        860  Korea Electric Power Corp. (b) (c)      19,376
      3,320  Korea Exchange Bank (b)                 23,789
      1,110  Korea Gas Corp. (b)                     39,520
         68  Korea Kumho Petrochemical (b)            7,243
      1,280  Korea Life Insurance Co., Ltd. (b)       7,218


Page 44                See Notes to Financial Statements

FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS (a) - (CONTINUED)
             SOUTH KOREA - (CONTINUED)
        123  Korea Zinc Co., Ltd. (b) $              41,842
      1,220  KT Corp. (b)                            32,385
        148  LG Corp. (b)                             7,189
         32  LG Household & Health Care
                Ltd. (b)                             17,265
      2,820  LG Uplus Corp. (b)                      13,739
         54  Lotte Shopping Co, Ltd. (b)             14,764
         74  NHN Corp. (b)                           16,231
        125  OCI Co., Ltd. (b)                       25,016
         24  Orion Corp./Republic of South
                Korea (b)                            19,881
         76  POSCO (b)                               24,332
        121  Samsung C&T Corp. (b)                    6,988
         30  Samsung Electronics Co., Ltd. (b)       31,770
        119  Samsung Engineering Co., Ltd. (b)       18,882
        510  Samsung Heavy Industries Co.,
                Ltd. (b)                             16,889
        201  Shinsegae Co., Ltd. (b)                 37,042
        195  SK Holdings Co., Ltd. (b)               22,907
        174  SK Innovation Co., Ltd. (b)             21,316
        275  SK Telecom Co., Ltd. (b)                30,094
      3,690  Woori Finance Holdings Co.,
                Ltd. (b)                             40,675
                                               ------------
                                                    848,539
                                               ------------
             TOTAL INVESTMENTS -- 99.8%           2,332,201
             (Cost $2,494,967) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.2%                   3,963
                                               ------------
             NET ASSETS -- 100.0%              $  2,336,164
                                               ============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(c)   Non-income producing security.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $62,407 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $225,173.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2012 is as follows (see Note 2A - Portfolio -Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                                     TOTAL    LEVEL 1  SIGNIFICANT  SIGNIFICANT
                                   VALUE AT   QUOTED   OBSERVABLE   UNOBSERVABLE
                                   6/30/2012  PRICES     INPUTS        INPUTS
--------------------------------------------------------------------------------
Common Stocks:
   Australia                      $  342,822  $    --  $  342,822     $   --
   Bermuda                            98,992       --      98,992         --
   Cayman Islands                    199,189   35,839     163,350         --
   Hong Kong                         514,449       --     514,449         --
   Mauritius                          28,840       --      28,840         --
   New Zealand                        24,342       --      24,342         --
   Singapore                         275,028   21,787     253,241         --
   South Korea                       848,539       --     848,539         --
                                  ----------------------------------------------
TOTAL INVESTMENTS                 $2,332,201  $57,626  $2,274,575     $   --
                                  ==============================================


All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of June 30, 2012, the Fund transferred common stocks valued at $1,068,698 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2011 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the New York Stock Exchange ("NYSE") close on June 29, 2012 exceeding a certain threshold.

                       See Notes to Financial Statements                 Page 45

FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

INDUSTRY DIVERSIFICATION AS A PERCENTAGE OF NET ASSETS:
     Real Estate Management & Development            18.0%
     Real Estate Investment Trusts (REITs)            8.4
     Metals & Mining                                  7.1
     Industrial Conglomerates                         6.7
     Hotels, Restaurants & Leisure                    6.4
     Food Products                                    5.0
     Construction & Engineering                       3.8
     Multiline Retail                                 3.3
     Commercial Banks                                 3.1
     Trading Companies & Distributors                 3.0
     Diversified Telecommunication Services           3.0
     Wireless Telecommunication Services              3.0
     Semiconductors & Semiconductor Equipment         2.9
     Oil, Gas & Consumable Fuels                      2.8
     Automobiles                                      2.8
     Machinery                                        2.6
     Gas Utilities                                    2.4
     Air Freight & Logistics                          2.1
     Professional Services                            1.8
     Chemicals                                        1.6
     Household Durables                               1.4
     Auto Components                                  1.1
     Textiles, Apparel & Luxury Goods                 1.1
     Electronic Equipment, Instruments & Components   0.9
     Building Products                                0.9
     Electric Utilities                               0.8
     Health Care Equipment & Supplies                 0.8
     Household Products                               0.7
     Internet Software & Services                     0.7
     Capital Markets                                  0.6
     Insurance                                        0.3
     Construction Materials                           0.3
     Airlines                                         0.2
     Media                                            0.2
     Net Other Assets and Liabilities                 0.2
                                                    ------
                                                    100.0%
                                                    ======


Page 46                See Notes to Financial Statements

FIRST TRUST EUROPE ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS (a) - 100.4%
             AUSTRIA - 2.7%
        127  Andritz AG (b)                    $      6,531
      1,386  EVN AG (b)                              17,822
      1,711  IMMOFINANZ AG (b) (c)                    5,444
        115  Lenzing AG (b)                           9,494
        699  OMV AG (b)                              21,984
        176  Raiffeisen Bank International
                AG (b)                                5,762
        204  Strabag SE (b)                           4,692
        554  Voestalpine AG (b)                      14,714
                                               ------------
                                                     86,443
                                               ------------

             BELGIUM - 3.1%
      2,828  Ageas (b)                                5,616
        193  Belgacom S.A. (b)                        5,488
        534  D'ieteren S.A. N.V. (b)                 22,227
        473  Delhaize Group S.A. (b)                 17,327
        210  Solvay S.A. (b)                         20,734
        564  Umicore S.A. (b)                        26,077
                                               ------------
                                                     97,469
                                               ------------

             CAYMAN ISLANDS - 0.0%
         69  Veripos, Inc. (b) (c)                        3
                                               ------------

             DENMARK - 2.0%
          2  AP Moller - Maersk A.S. (b)             13,115
        548  DSV A.S. (b)                            10,866
      1,747  GN Store Nord A.S. (b)                  21,119
        930  H Lundbeck A.S. (b)                     19,216
                                               ------------
                                                     64,316
                                               ------------

             FINLAND - 3.3%
        651  Cargotec OYJ (b)                        14,965
        256  Fortum OYJ (b)                           4,862
        937  Kemira OYJ (b)                          10,986
      1,009  Neste Oil OYJ (b)                       11,354
        638  Nokian Renkaat OYJ (b)                  24,236
      1,673  Stora Enso OYJ (b)                      10,300
      1,369  UPM-Kymmene OYJ (b)                     15,487
        867  YIT OYJ (b)                             14,729
                                               ------------
                                                    106,919
                                               ------------

             FRANCE - 14.9%
     13,666  Alcatel-Lucent (b) (c)                  22,493
        333  Arkema S.A. (b)                         21,834
        431  AtoS (b)                                25,775
        610  Bouygues S.A. (b)                       16,368
        252  Casino Guichard Perrachon
                S.A. (b)                             22,150
        434  CFAO S.A. (b)                           20,544
        162  Christian Dior S.A. (b)                 22,279
        417  Cie Generale des Etablissements
                Michelin (b)                         27,283
        347  Ciments Francais S.A. (b)               21,040
        158  Euler Hermes S.A. (b)                   10,226
        691  Faurecia (b)                            11,494
      1,259  France Telecom S.A. (b)                 16,554
        722  GDF Suez (b)                            17,218


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             FRANCE - (CONTINUED)
      3,206  Havas S.A. (b)                    $     14,654
      1,544  Peugeot S.A. (b) (c)                    15,227
        122  Remy Cointreau S.A. (b)                 13,404
        590  Renault S.A. (b)                        23,560
        564  Rexel S.A. (b)                           9,634
        690  SCOR SE (b)                             16,727
        424  Societe Generale S.A. (b)                9,943
        158  Technip SA (b)                          16,466
        609  Total S.A. (b)                          27,410
        356  Valeo S.A. (b)                          14,708
      1,750  Vivendi S.A. (b)                        32,517
         73  Wendel S.A. (b)                          5,406
        239  Zodiac Aerospace (b)                    24,312
                                               ------------
                                                    479,226
                                               ------------

             GERMANY - 13.7%
        159  Adidas AG (b)                           11,397
        589  Aurubis AG (b)                          28,444
        284  BASF SE (b)                             19,748
        346  Bayerische Motoren Werke AG (b)         25,039
        254  Brenntag AG (b)                         28,109
        329  Continental AG (b)                      27,426
        309  Daimler AG (b)                          13,886
        375  Deutsche Bank AG (b)                    13,535
        444  Deutsche Lufthansa AG (b)                5,133
      1,291  Deutsche Post AG (b)                    22,842
        310  Deutsche Postbank AG (b) (c)            11,160
      1,153  Freenet AG (b)                          16,756
        222  Fuchs Petrolub AG (b)                   12,189
        721  GEA Group AG (b)                        19,217
        209  Hannover Rueckversicherung
               AG (b)                                12,450
        308  HeidelbergCement AG (b)                 14,787
        216  Hugo Boss AG (b)                        21,400
        376  Lanxess AG (b)                          23,795
        233  MAN SE (b)                              23,830
        154  MTU Aero Engines Holding
                AG (b)                               11,334
         17  Puma SE (b)                              4,910
        210  Rheinmetall AG (b)                      10,323
        340  Salzgitter AG (b)                       13,996
        193  Volkswagen AG (b)                       29,165
        282  Wacker Chemie AG (b)                    19,427
                                               ------------
                                                    440,298
                                               ------------

             GREECE - 0.5%
      2,564  OPAP S.A. (b)                           16,048
                                               ------------

             IRELAND - 3.4%
      2,523  Dragon Oil PLC (b)                      21,488
      4,191  Glanbia PLC (b)                         31,070
        269  Kerry Group PLC (b)                     11,780
      4,164  Ryanair Holdings PLC (b) (c)            21,080
      3,408  Smurfit Kappa Group PLC (b)             22,860
                                               ------------
                                                    108,278
                                               ------------

                       See Notes to Financial Statements                 Page 47

FIRST TRUST EUROPE ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS (a) - (CONTINUED)
             ITALY - 6.9%
     44,227  Banca Monte dei Paschi di Siena
                S.p.A (b) (c)                  $     11,026
      9,831  Banco Popolare SC (b) (c)               13,200
      6,873  Enel S.p.A (b)                          22,192
        795  ENI S.p.A (b)                           16,890
        985  Exor S.p.A (b)                          21,175
      1,165  Fiat Industrial S.p.A (b)               11,467
      4,229  Fiat S.p.A (b) (c)                      21,322
        982  Lottomatica S.p.A (b)                   18,954
        172  Luxottica Group S.p.A (b)                6,006
      9,014  Mediaset S.p.A (b)                      15,787
      2,612  Pirelli & C. S.p.A (b)                  27,548
      1,768  Prysmian S.p.A (b)                      26,372
        120  Saipem S.p.A (b)                         5,344
      5,227  Telecom Italia S.p.A (b)                 5,165
                                               ------------
                                                    222,448
                                               ------------

             JERSEY - 1.3%
        893  Petrofac Ltd. (b)                       19,492
        620  UBM PLC (b)                              5,681
        163  Wolseley PLC (b)                         6,076
        909  WPP PLC (b)                             11,035
                                               ------------
                                                     42,284
                                               ------------

             LUXEMBOURG - 1.2%
        650  ArcelorMittal (b)                        9,945
        704  Subsea 7 S.A. (b)                       13,932
        786  Ternium S.A., ADR                       15,382
                                               ------------
                                                     39,259
                                               ------------

             NETHERLANDS - 3.6%
        301  Aalberts Industries N.V. (b)             4,687
        646  ASM International N.V. (b)              24,538
        249  ASML Holding N.V. (b)                   12,788
        156  CNH Global N.V. (c)                      6,062
        759  European Aeronautic Defence and
                Space Co. N.V. (b) (c)               26,937
        188  Gemalto NV (b)                          13,503
        449  Koninklijke Ahold NV (b)                 5,562
        430  Koninklijke DSM NV (b)                  21,199
                                               ------------
                                                    115,276
                                               ------------

             NORWAY - 4.6%
        759  Aker ASA (b)                            21,050
        793  Fred Olsen Energy ASA (b)               28,391
      5,708  Norsk Hydro ASA (b)                     25,741
        503  Schibsted ASA (b)                       16,340
      1,145  Statoil ASA (b)                         27,306
        652  Yara International ASA (b)              28,533
                                               ------------
                                                    147,361
                                               ------------

             PORTUGAL - 0.8%
      4,273  EDP - Energias de Portugal S.A. (b)     10,108
        915  Jeronimo Martins SGPS S.A. (b)          15,470
                                               ------------
                                                     25,578
                                               ------------


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             SPAIN - 5.5%
        267  Acciona S.A. (b)                  $     15,961
        715  Corp. Financiera Alba (b)               23,897
      1,248  Endesa S.A. (b)                         21,916
      1,622  Ferrovial S.A. (b)                      18,292
        278  Fomento de Construcciones y
                Contratas S.A. (b)                    3,555
        817  Gas Natural SDG S.A. (b)                10,490
      3,284  Iberdrola S.A. (b)                      15,505
        507  Indra Sistemas S.A. (b)                  4,720
      8,684  International Consolidated
                Airlines Group S.A. (b) (c)          21,735
      3,251  Mediaset Espana Comunicacion
                S.A. (b)                             15,799
        318  Prosegur Cia de Seguridad S.A. (b)      16,299
        518  Repsol YPF S.A. (b)                      8,327
                                               ------------
                                                    176,496
                                               ------------

             SWEDEN - 5.5%
        396  Assa Abloy AB (b)                       11,059
      1,585  Boliden AB (b)                          22,117
      1,133  Holmen AB (b)                           30,849
      1,338  Kinnevik Investment AB (b)              26,857
        905  Lundbergforetagen AB (b)                27,413
        653  Meda AB (b)                              6,225
        599  Scania AB (b)                           10,265
        718  Skanska AB (b)                          11,003
      1,317  SSAB AB (b)                             10,946
        596  Trelleborg AB (b)                        5,499
      1,281  Volvo AB (b)                            14,646
                                               ------------
                                                    176,879
                                               ------------

             SWITZERLAND - 1.4%
         34  Alpiq Holding AG (b) (c)                 5,722
         48  Dufry AG (b) (c)                         5,818
         16  Flughafen Zuerich AG (b)                 5,620
      1,402  OC Oerlikon Corp. AG (b) (c)            11,651
         70  PSP Swiss Property AG (b) (c)            6,178
        104  Swiss Life Holding AG (b) (c)            9,802
                                               ------------
                                                     44,791
                                               ------------

             UNITED KINGDOM - 26.0%
      4,534  Aberdeen Asset Management
                PLC (b)                              18,467
      2,912  Afren PLC (b) (c)                        4,734
      5,057  African Barrick Gold PLC (b)            30,746
        665  Anglo American PLC (b)                  21,855
      6,013  Ashtead Group PLC (b)                   24,541
        559  AstraZeneca PLC (b)                     24,980
        488  Babcock International Group
                PLC (b)                               6,536
     13,773  Barratt Developments PLC (b) (c)        30,120
        611  BHP Billiton PLC (b)                    17,366
      4,199  BP PLC (b)                              28,042
      4,047  British Land Co., PLC (b)               32,406
        387  Bunzl PLC (b)                            6,325
        259  Burberry Group PLC (b)                   5,393

Page 48         See Notes to Financial Statements

FIRST TRUST EUROPE ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS (a) - (CONTINUED)
             UNITED KINGDOM - (CONTINUED)
      6,011  Cairn Energy PLC (b) (c)          $     25,030
      4,050  Capital & Counties Properties
                PLC (b)                              13,312
        194  Carnival PLC (b)                         6,633
      2,248  Cookson Group PLC (b)                   20,802
        890  Derwent London PLC (b)                  25,876
      3,567  Drax Group PLC (b)                      31,379
     10,843  DS Smith PLC (b)                        25,034
      3,198  easyJet PLC (b)                         26,653
        935  Hammerson PLC (b)                        6,494
      1,640  Hunting PLC (b)                         18,576
      1,702  Imagination Technologies Group
                PLC (b) (c)                          12,471
      2,065  Inchcape PLC (b)                        10,719
        464  Intertek Group PLC (b)                  19,440
      4,396  ITV PLC (b)                              5,290
      3,743  J Sainsbury PLC (b)                     17,690
        823  Johnson Matthey PLC (b)                 28,542
      1,266  Kingfisher PLC (b)                       5,711
      2,688  Land Securities Group PLC (b)           31,143
     14,859  Legal & General Group PLC (b)           29,707
        376  London Stock Exchange Group
                PLC (b)                               5,936
      1,025  Marks & Spencer Group PLC (b)            5,227
      1,836  Melrose PLC (b)                         10,717
      1,618  Michael Page International
                PLC (b)                               9,482
      1,617  Millennium & Copthorne Hotels
                PLC (b)                              12,144
      1,318  Mondi PLC (b)                           11,289
        667  Pearson PLC (b)                         13,234
      1,214  Persimmon PLC (b)                       11,623
        907  Rexam PLC (b)                            5,986
      1,077  Spectris PLC (b)                        25,892
      5,376  Sports Direct International
                PLC (b) (c)                          25,776
      7,542  Taylor Wimpey PLC (b)                    5,658
      1,177  TESCO PLC (b)                            5,720
      1,800  Travis Perkins PLC (b)                  27,406
      3,957  TUI Travel PLC (b)                      10,520
      4,511  Vodafone Group PLC (b)                  12,679
      1,303  WM Morrison Supermarkets
                PLC (b)                               5,437
      1,455  Xstrata PLC (b)                         18,294
                                               ------------
                                                    835,033
                                               ------------
             TOTAL INVESTMENTS -- 100.4%          3,224,405
             (Cost $3,546,461) (d)
             NET OTHER ASSETS
                AND LIABILITIES - (0.4%)            (14,151)
                                               ------------
             NET ASSETS -- 100.0%              $  3,210,254
                                               ============


(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(c)   Non-income producing security.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $116,657 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $438,713.

ADR   American Depositary Receipt

                       See Notes to Financial Statements                 Page 49

FIRST TRUST EUROPE ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                                     TOTAL    LEVEL 1  SIGNIFICANT  SIGNIFICANT
                                   VALUE AT   QUOTED   OBSERVABLE   UNOBSERVABLE
                                   6/30/2012  PRICES     INPUTS        INPUTS
--------------------------------------------------------------------------------
Common Stocks:
   Austria                         $  86,443  $    --  $   86,443     $   --
   Belgium                            97,469       --      97,469         --
   Cayman Islands                          3       --           3         --
   Denmark                            64,316       --      64,316         --
   Finland                           106,919       --     106,919         --
   France                            479,226       --     479,226         --
   Germany                           440,298       --     440,298         --
   Greece                             16,048       --      16,048         --
   Ireland                           108,278       --     108,278         --
   Italy                             222,448       --     222,448         --
   Jersey                             42,284       --      42,284         --
   Luxembourg                         39,259   15,382      23,877         --
   Netherlands                       115,276    6,062     109,214         --
   Norway                            147,361       --     147,361         --
   Portugal                           25,578       --      25,578         --
   Spain                             176,496       --     176,496         --
   Sweden                            176,879       --     176,879         --
   Switzerland                        44,791       --      44,791         --
   United Kingdom                    835,033       --     835,033         --
                                  ----------------------------------------------
TOTAL INVESTMENTS                 $3,224,405  $21,444  $3,202,961     $   --
                                  ==============================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of June 30, 2012, the Fund transferred common stocks valued at $523,629 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2011 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on June 29, 2012 exceeding a certain threshold.

INDUSTRY DIVERSIFICATION AS A PERCENTAGE OF NET ASSETS:
     Metals & Mining                                  8.0%
     Chemicals                                        6.7
     Oil, Gas & Consumable Fuels                      6.0
     Machinery                                        4.3
     Auto Components                                  4.1
     Diversified Financial Services                   4.1
     Automobiles                                      4.0
     Electric Utilities                               3.6
     Energy Equipment & Services                      3.2
     Trading Companies & Distributors                 3.2
     Media                                            3.1
     Real Estate Investment Trusts (REITs)            3.0
     Food & Staples Retailing                         2.8

INDUSTRY DIVERSIFICATION AS A PERCENTAGE OF NET ASSETS
(CONTINUED):
     Insurance                                        2.6
     Airlines                                         2.3
     Textiles, Apparel & Luxury Goods                 2.2
     Construction & Engineering                       2.1
     Paper & Forest Products                          2.1
     Hotels, Restaurants & Leisure                    2.0
     Aerospace & Defense                              1.9
     Diversified Telecommunication Services           1.9
     Containers & Packaging                           1.7
     Distributors                                     1.7
     Commercial Banks                                 1.6
     Pharmaceuticals                                  1.6
     Semiconductors & Semiconductor Equipment         1.6
     Household Durables                               1.5
     Food Products                                    1.3
     Specialty Retail                                 1.2
     Construction Materials                           1.1
     Capital Markets                                  1.0
     Independent Power Producers & Energy Traders     1.0
     Industrial Conglomerates                         1.0
     IT Services                                      0.9
     Wireless Telecommunication Services              0.9
     Professional Services                            0.9
     Electrical Equipment                             0.8
     Electronic Equipment, Instruments &
        Components                                    0.8
     Real Estate Management & Development             0.8
     Air Freight & Logistics                          0.7
     Commercial Services & Supplies                   0.7
     Communications Equipment                         0.7
     Health Care Equipment & Supplies                 0.7
     Multi-Utilities                                  0.5
     Computers & Peripherals                          0.4
     Beverages                                        0.4
     Marine                                           0.4
     Building Products                                0.3
     Road & Rail                                      0.3
     Gas Utilities                                    0.3
     Transportation Infrastructure                    0.2
     Multiline Retail                                 0.2
     Net Other Assets and Liabilities                (0.4)
                                                    ------
                                                    100.0%
                                                    ======

CURRENCY EXPOSURE DIVERSIFICATION AS A PERCENTAGE OF TOTAL -INVESTMENTS:
     Euro                                            56.9%
     British Pound Sterling                          28.5
     Swedish Krona                                    5.5
     Norwegian Krone                                  5.0
     Danish Krone                                     2.0
     Swiss Franc                                      1.4
     US Dollar                                        0.7
                                                    ------
                                                    100.0%
                                                    ======

Page 50                See Notes to Financial Statements

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS (a) - 99.8%
             BRAZIL - 72.0%
     11,377  Alpargatas S.A.                   $     75,903
     15,940  Banco Panamericano S.A.                 40,475
     11,612  BR Properties S.A.                     137,020
      7,808  Bradespar S.A.                         128,054
      3,129  Cia Brasileira de Distribuicao         124,630
      3,907  Cia de Saneamento Basico do
                Estado de Sao Paulo                 149,783
      5,115  Cia de Saneamento de Minas
                Gerais-Copasa MG                    110,780
      3,121  Cia Energetica de Minas Gerais          58,318
      4,618  Cia Hering                              87,601
      3,820  Cia Paranaense de Energia               84,065
      3,161  Cia Siderurgica Nacional S.A.           17,910
      8,015  Cosan S.A. Industria e Comercio        123,667
      4,730  Duratex S.A.                            25,034
      3,899  EDP - Energias do Brasil S.A.           25,023
      6,352  Eletrobras S.A.                         45,066
      7,088  Eletropaulo Metropolitana
                Eletricidade de Sao Paulo S.A.       89,425
      6,236  Gerdau S.A.                             54,955
     14,516  JBS S.A. (b)                            43,580
      3,240  Localiza Rent a Car S.A.                48,959
     17,466  Marcopolo S.A.                          78,699
     18,935  Marfrig Alimentos S.A.                  88,052
      4,841  Metalurgica Gerdau S.A.                 53,363
     12,611  MRV Engenharia e Participacoes
                S.A.                                 58,393
      2,896  Multiplus S.A.                          68,013
      3,535  Obrascon Huarte Lain Brasil S.A.        31,416
     27,859  Oi S.A.                                114,434
      9,325  Petroleo Brasileiro S.A.                84,730
     12,267  Raia Drogasil S.A.                     123,678
      3,855  Telefonica Brasil S.A.                  95,929
     14,018  Tim Participacoes S.A.                  77,889
      5,444  Ultrapar Participacoes S.A.            122,514
      6,565  Vale S.A.                              127,999
                                               ------------
                                                  2,595,357
                                               ------------

             CHILE - 10.7%
      4,442  Banco de Chile                             623
      1,709  Banco de Credito e Inversiones         106,335
      1,792  Empresas COPEC S.A.                     26,464
      4,423  ENTEL Chile S.A.                        83,911
     25,896  Sigdo Koppers SA                        63,092
    235,550  Sociedad Matriz Banco de Chile          79,026
     10,011  Sonda S.A.                              28,129
                                               ------------
                                                    387,580
                                               ------------

             COLOMBIA - 2.3%
     29,612  Ecopetrol S.A.                          82,792
                                               ------------

             MEXICO - 13.3%
      8,309  Alfa SAB de C.V.                       132,797
     38,769  Cemex SAB de C.V. (b)                   26,098


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             MEXICO - (CONTINUED)
      8,085  Grupo Aeroportuario del Pacifico
                SAB de C.V.                    $     32,056
     18,943  Grupo Mexico SAB de C.V.                56,305
     31,169  Industrias CH SAB de C.V. (b)          141,175
     75,733  OHL Mexico SAB de C.V. (b)              92,256
                                               ------------
                                                    480,687
                                               ------------

             PANAMA - 0.8%
        907  Intergroup Financial Services
                Corp.                                27,700
                                               ------------

             PERU - 0.7%
     15,003  Cia Minera Milpo S.A.A.                 23,640
                                               ------------
             TOTAL INVESTMENTS - 99.8%            3,597,756
             (Cost $4,028,451) (c)
             NET OTHER ASSETS
                AND LIABILITIES - 0.2%                8,989
                                               ------------
             NET ASSETS - 100.0%               $  3,606,745
                                               ============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $130,947 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $561,642.

                       See Notes to Financial Statements                 Page 51

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                                    TOTAL     LEVEL 1  SIGNIFICANT  SIGNIFICANT
                                  VALUE AT    QUOTED   OBSERVABLE   UNOBSERVABLE
INVESTMENTS                       6/30/2012   PRICES     INPUTS        INPUTS
--------------------------------------------------------------------------------
Common Stocks*                   $3,597,756 $3,597,756  $     --     $     --
                                 ===============================================

* See Portfolio of Investments for country breakout

There were no transfers between levels at June 30, 2012.

INDUSTRY DIVERSIFICATION AS A PERCENTAGE OF NET ASSETS:
     Metals & Mining                                 16.7%
     Electric Utilities                               8.4
     Oil, Gas & Consumable Fuels                      8.0
     Water Utilities                                  7.2
     Food Products                                    7.1
     Food & Staples Retailing                         6.9
     Commercial Banks                                 6.3
     Industrial Conglomerates                         6.2
     Diversified Telecommunication Services           5.8
     Wireless Telecommunication Services              4.5
     Transportation Infrastructure                    4.3
     Real Estate Management & Development             3.8
     Specialty Retail                                 2.4
     Machinery                                        2.2
     Textiles, Apparel & Luxury Goods                 2.1
     Commercial Services & Supplies                   1.9
     Household Durables                               1.6
     Road & Rail                                      1.4
     IT Services                                      0.8
     Diversified Financial Services                   0.8
     Construction Materials                           0.7
     Paper & Forest Products                          0.7
     Net Other Assets and Liabilities                 0.2
                                                    ------
                                                    100.0%
                                                    ======

Page 52                See Notes to Financial Statements

FIRST TRUST BRAZIL ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS - 99.5%
             AEROSPACE & DEFENSE - 0.8%
      7,845  Embraer S.A.                      $     52,183
                                               ------------

             BEVERAGES - 1.6%
      2,743  Cia de Bebidas das Americas            105,568
                                               ------------

             CAPITAL MARKETS - 1.3%
      6,847  CETIP S.A. - Balcao Organizado
                Ativos Derivativos                   85,566
                                               ------------

             CHEMICALS - 2.8%
     28,829  Braskem S.A.                           192,050
                                               ------------

             COMMERCIAL BANKS - 3.7%
      3,000  Banco Bradesco S.A.                     44,720
      3,892  Banco do Brasil S.A.                    37,844
     18,450  Banco do Estado do Rio Grande
                do Sul S.A.                         130,441
      2,714  Itau Unibanco Holding S.A.              38,227
                                               ------------
                                                    251,232
                                               ------------

             CONTAINERS & PACKAGING - 3.1%
     46,126  Klabin S.A.                            208,985
                                               ------------

             DIVERSIFIED FINANCIAL SERVICES -
                0.7%
      9,413  BM&FBovespa S.A.                        48,037
                                               ------------

             DIVERSIFIED TELECOMMUNICATION
                SERVICES - 3.9%
     42,396  Oi S.A.                                174,142
          1  Oi S.A.                                      5
      3,555  Telefonica Brasil S.A.                  88,463
                                               ------------
                                                    262,610
                                               ------------

             ELECTRIC UTILITIES - 11.3%
      4,772  Cia de Transmissao de Energia
                Electrica Paulista                  152,295
      7,115  Cia Paranaense de Energia              156,576
     14,182  CPFL Energia S.A.                      179,349
     12,637  Eletropaulo Metropolitana
                Eletricidade de Sao Paulo S.A.      159,433
      9,610  Light S.A.                             118,660
                                               ------------
                                                    766,313
                                               ------------

             FOOD & STAPLES RETAILING - 5.4%
      5,509  Cia Brasileira de Distribuicao         219,427
     14,225  Raia Drogasil S.A.                     143,419
                                               ------------
                                                    362,846
                                               ------------

             FOOD PRODUCTS - 12.1%
     12,665  BRF - Brasil Foods S.A.                191,630
     17,084  Cosan S.A. Industria e Comercio        263,597
     45,519  JBS S.A. (a)                           136,659
      7,736  M Dias Branco S.A.                     227,246
                                               ------------
                                                    819,132
                                               ------------

             HOUSEHOLD DURABLES - 3.3%
      6,216  Cyrela Brazil Realty S.A.
                Empreendimentos e Participacoes      45,804


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             HOUSEHOLD DURABLES - (CONTINUED)
     25,865  MRV Engenharia e Participacoes
                S.A.                           $    119,763
     31,272  PDG Realty S.A. Empreendimentos
                e Participacoes                      54,650
                                               ------------
                                                    220,217
                                               ------------

             INDEPENDENT POWER PRODUCERS &
                ENERGY TRADERS - 2.7%
     12,017  MPX Energia S.A. (a)                   184,279
                                               ------------

             INSURANCE - 1.8%
      8,662  Porto Seguro S.A.                       73,790
      6,215  Sul America S.A.                        48,272
                                               ------------
                                                    122,062
                                               ------------

             IT SERVICES - 3.8%
      6,890  Cielo S.A.                             202,669
      3,160  Redecard S.A.                           51,684
                                               ------------
                                                    254,353
                                               ------------

             METALS & MINING - 12.0%
     14,555  Bradespar S.A.                         238,706
     12,317  Cia Siderurgica Nacional S.A.           69,787
     12,724  Gerdau S.A.                            112,131
     15,453  Metalurgica Gerdau S.A.                170,341
      9,089  Usinas Siderurgicas de Minas
                Gerais S.A.                          28,600
      9,757  Vale S.A.                              190,233
                                               ------------
                                                    809,798
                                               ------------

             OIL, GAS & CONSUMABLE FUELS - 7.7%
     21,464  Petroleo Brasileiro S.A.               195,030
     14,410  Ultrapar Participacoes S.A.            324,288
                                               ------------
                                                    519,318
                                               ------------

             PAPER & FOREST PRODUCTS - 4.6%
     31,027  Duratex S.A.                           164,211
     19,954  Fibria Celulose S.A. (a)               147,829
                                               ------------
                                                    312,040
                                               ------------

             TEXTILES, APPAREL & LUXURY GOODS -
                1.6%
     16,367  Alpargatas S.A.                        109,195
                                               ------------

             TOBACCO - 1.7%
      8,053  Souza Cruz S.A.                        118,199
                                               ------------

             TRANSPORTATION INFRASTRUCTURE -
                0.8%
      6,613  EcoRodovias Infraestrutura e
             Logistica S.A.                          53,240
                                               ------------

             WATER UTILITIES - 9.5%
      8,865  Cia de Saneamento Basico do
                Estado de Sao Paulo                 339,858
     13,810  Cia de Saneamento de Minas
                Gerais-Copasa MG                    299,096
                                               ------------
                                                    638,954
                                               ------------

                       See Notes to Financial Statements                 Page 53

FIRST TRUST BRAZIL ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS - (CONTINUED)
             WIRELESS TELECOMMUNICATION
                SERVICES - 3.3%
     39,936  Tim Participacoes S.A.            $    221,900
                                               ------------
             TOTAL INVESTMENTS - 99.5%            6,718,077
             (Cost $7,795,619) (b)
             NET OTHER ASSETS
                AND LIABILITIES - 0.5%               32,982
                                               ------------
             NET ASSETS - 100.0%               $  6,751,059
                                               ============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $342,639 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,420,181.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                                    TOTAL     LEVEL 1  SIGNIFICANT  SIGNIFICANT
                                  VALUE AT    QUOTED   OBSERVABLE   UNOBSERVABLE
INVESTMENTS                       6/30/2012   PRICES     INPUTS        INPUTS
--------------------------------------------------------------------------------
Common Stocks*                   $6,718,077  $6,718,077  $     --    $     --
                                 ===============================================

COUNTRY ALLOCATION AS A PERCENTAGE OF NET ASSETS**:
     Brazil                                          99.5%
     Net Other Assets and Liabilities                 0.5
                                                    ------
                                                    100.0%
                                                    ======

*  See Portfolio of Investments for industry breakout.

** Portfolio securities are categorized based on their country of incorporation.


There were no transfers between levels at June 30, 2012.


Page 54                See Notes to Financial Statements

FIRST TRUST CHINA ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS - 98.8%
             AEROSPACE & DEFENSE - 0.5%
     45,999  AviChina Industry & Technology
                Co., Ltd. (b)                  $     15,373
                                               ------------

             AIRLINES - 2.7%
     53,999  Air China Ltd. (b)                      32,057
    116,999  China Southern Airlines Co.,
                Ltd. (b)                             52,079
                                               ------------
                                                     84,136
                                               ------------

             AUTOMOBILES - 5.5%
     35,999  Brilliance China Automotive
                Holdings Ltd. (a) (b)                31,816
     67,863  Great Wall Motor Co., Ltd. (b)         136,644
                                               ------------
                                                    168,460
                                               ------------

             CHEMICALS - 2.8%
    295,392  Sinopec Shanghai Petrochemical
                Co., Ltd. (b)                        86,669
                                               ------------

             COMMERCIAL BANKS - 3.3%
    114,000  China Minsheng Banking Corp.
                Ltd. (b)                            102,083
                                               ------------

             COMMUNICATIONS EQUIPMENT - 0.8%
     12,600  ZTE Corp. (b)                           24,610
                                               ------------

             COMPUTERS & PERIPHERALS - 0.8%
     30,000  Lenovo Group Ltd. (b)                   25,561
                                               ------------

             CONSTRUCTION & ENGINEERING - 3.0%
     51,000  China Communications
                Construction Co., Ltd. (b)           45,339
     63,500  China Railway Group Ltd. (b)            26,898
     87,000  Metallurgical Corp of China
                Ltd. (a) (b)                         18,716
                                               ------------
                                                     90,953
                                               ------------

             CONSTRUCTION MATERIALS - 2.0%
     29,500  BBMG Corp. (b)                          20,798
     35,654  China National Building Material
                Co., Ltd. (b)                        39,000
                                               ------------
                                                     59,798
                                               ------------

             DIVERSIFIED TELECOMMUNICATION
                SERVICES - 0.4%
      9,000  China Unicom Hong Kong Ltd. (b)         11,294
                                               ------------

             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS - 2.1%
     33,520  Kingboard Chemical Holdings
                Ltd. (b)                             65,284
                                               ------------

             FOOD PRODUCTS - 8.9%
     76,999  China Foods Ltd. (b)                    76,346
     60,000  China Yurun Food Group Ltd. (b)         53,154
    162,000  CP Pokphand Co. (b)                     19,921
    131,499  Uni-President China Holdings
                Ltd. (b)                            124,065
                                               ------------
                                                    273,486
                                               ------------


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             GAS UTILITIES - 2.4%
     42,000  China Resources Gas Group Ltd. (b)$     72,730
                                               ------------

             HOUSEHOLD DURABLES - 3.5%
     87,999  Haier Electronics Group Co.,
                Ltd. (a) (b)                        106,489
                                               ------------

             INDEPENDENT POWER PRODUCERS &
                ENERGY TRADERS - 8.6%
     52,000  China Resources Power Holdings
                Co., Ltd. (b)                       107,412
    178,142  Datang International Power
                Generation Co., Ltd. (b)             70,964
    112,185  Huaneng Power International,
                Inc. (b)                             84,830
                                               ------------
                                                    263,206
                                               ------------

             INDUSTRIAL CONGLOMERATES - 2.9%
     21,706  Citic Pacific Ltd. (b)                  33,186
     21,000  Shanghai Industrial Holdings
                Ltd. (b)                             55,764
                                               ------------
                                                     88,950
                                               ------------

             INSURANCE - 0.5%
     14,000  PICC Property & Casualty Co.,
                Ltd. (b)                             15,906
                                               ------------

             INTERNET SOFTWARE & SERVICES -
                1.7%
        881  NetEase.com, ADR (a)                    51,847
                                               ------------

             MACHINERY - 3.0%
    113,000  Yangzijiang Shipbuilding Holdings
                Ltd. (b)                             90,621
                                               ------------

             MARINE - 2.6%
    260,497  China Shipping Container Lines
                Co., Ltd. (a) (b)                    63,621
     32,513  China Shipping Development Co.,
                Ltd. (b)                             15,407
                                               ------------
                                                     79,028
                                               ------------

             METALS & MINING - 5.5%
     18,000  Jiangxi Copper Co., Ltd. (b)            40,031
    124,000  Maanshan Iron & Steel (b)               28,792
    232,000  Minmetals Resources Ltd. (a) (b)        98,010
                                               ------------
                                                    166,833
                                               ------------

             OIL, GAS & CONSUMABLE FUELS - 6.6%
     94,803  China Petroleum & Chemical
                Corp. (b)                            84,728
     11,000  CNOOC Ltd. (b)                          22,177
    352,000  United Energy Group Ltd. (a) (b)        53,929
     27,000  Yanzhou Coal Mining Co., Ltd. (b)       42,549
                                               ------------
                                                    203,383
                                               ------------

             REAL ESTATE MANAGEMENT &
                DEVELOPMENT - 23.1%
     88,453  Agile Property Holdings Ltd. (b)       115,730
    210,934  Country Garden Holdings Co.
                (a) (b)                              84,035


                       See Notes to Financial Statements                 Page 55

FIRST TRUST CHINA ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS - (CONTINUED)
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT - (CONTINUED)
    143,245  Evergrande Real Estate Group
                Ltd. (b)                       $     74,186
    125,000  Guangzhou R&F Properties Co.,
                Ltd. (b)                            167,431
    861,708  Renhe Commercial Holdings
                Co., Ltd. (b)                        35,587
     92,507  Shimao Property Holdings Ltd. (b)      143,625
    170,500  Sino-Ocean Land Holdings Ltd. (b)       85,883
                                               ------------
                                                    706,477
                                               ------------

             ROAD & RAIL - 1.1%
    112,107  Guangshen Railway Co., Ltd. (b)         33,900
                                               ------------

             SPECIALTY RETAIL - 1.4%
     80,500  China ZhengTong Auto Services
                Holdings Ltd. (a) (b)                43,223
                                               ------------

             TRANSPORTATION INFRASTRUCTURE -
                3.1%
     68,000  COSCO Pacific Ltd. (b)                  93,658
                                               ------------
             TOTAL INVESTMENTS - 98.8%            3,023,958
             (Cost $3,182,598) (c)
             NET OTHER ASSETS
                AND LIABILITIES - 1.2%               36,878
                                               ------------
             NET ASSETS - 100.0%               $  3,060,836
                                               ============

(a)   Non-income producing security.

(b) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with the provisions of the Investment Company Act of 1940, as amended.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $294,218 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $452,858.

ADR   American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                                   TOTAL     LEVEL 1   SIGNIFICANT  SIGNIFICANT
                                 VALUE AT    QUOTED    OBSERVABLE   UNOBSERVABLE
                                 6/30/2012   PRICES      INPUTS        INPUTS
--------------------------------------------------------------------------------
Common Stocks:
   Aerospace &
      Defense                  $   15,373    $    --    $   15,373  $     --
   Airlines                        84,136         --        84,136        --
   Automobiles                    168,460         --       168,460        --
   Chemicals                       86,669         --        86,669        --
   Commercial
      Banks                       102,083         --       102,083        --
   Communications
      Equipment                    24,610         --        24,610        --
   Computers &
      Peripherals                  25,561         --        25,561        --
   Construction &
      Engineering                  90,953         --        90,953        --
   Construction
      Materials                    59,798         --        59,798        --
   Diversified
      Telecommunication
      Services                     11,294         --        11,294        --
   Electronic
      Equipment,
      Instruments &
      Components                   65,284         --        65,284        --
   Food Products                  273,486         --       273,486        --
   Gas Utilities                   72,730         --        72,730        --
   Household
      Durables                    106,489         --       106,489        --
   Independent Power
      Producers &
      Energy Traders              263,206         --       263,206        --
   Industrial
      Conglomerates                88,950         --        88,950        --
   Insurance                       15,906         --        15,906        --
   Internet Software
      & Services                   51,847     51,847            --        --
   Machinery                       90,621         --        90,621        --
   Marine                          79,028         --        79,028        --
   Metals & Mining                166,833         --       166,833        --
   Oil, Gas &
      Consumable
      Fuels                       203,383         --       203,383        --
   Real Estate
      Management &
      Development                 706,477         --       706,477        --
   Road & Rail                     33,900         --        33,900        --
   Specialty Retail                43,223         --        43,223        --
   Transportation
      Infrastructure               93,658         --        93,658        --
                               -------------------------------------------------
TOTAL
   INVESTMENTS                 $3,023,958    $51,847    $2,972,111  $     --
                               =================================================


Page 56                See Notes to Financial Statements

FIRST TRUST CHINA ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of June 30, 2012, the Fund transferred common stocks valued at $1,445,086 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2011 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on June 29, 2012 exceeding a certain threshold.


COUNTRY ALLOCATION AS A PERCENTAGE OF NET ASSETS*:
     China                                           40.8%
     Cayman Islands                                  24.1
     Hong Kong                                       16.1
     Bermuda                                         14.8
     Singapore                                        3.0
     Net Other Assets and Liabilities                 1.2
                                                    ------
                                                    100.0%
                                                    ======

* Portfolio securities are categorized based on their country of incorporation.

                       See Notes to Financial Statements                 Page 57

FIRST TRUST JAPAN ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS - 99.2%
             AIR FREIGHT & LOGISTICS - 0.7%
      1,500  Yamato Holdings Co., Ltd. (a)     $     24,153
                                               ------------
             AUTO COMPONENTS - 4.2%
      1,100  Bridgestone Corp. (a)                   25,261
      3,000  NGK Spark Plug Co., Ltd. (a)            39,625
      2,100  Sumitomo Rubber Industries
                Ltd. (a)                             27,352
      1,600  Toyoda Gosei Co., Ltd. (a)              36,885
        900  Toyota Industries Corp. (a)             25,804
                                               ------------
                                                    154,927
                                               ------------
             AUTOMOBILES - 1.7%
      6,000  Fuji Heavy Industries Ltd. (a)          48,612
      1,400  Nissan Motor Co., Ltd. (a)              13,294
                                               ------------
                                                     61,906
                                               ------------
             BEVERAGES - 0.4%
        600  Asahi Group Holdings Ltd. (a)           12,891
                                               ------------
             BUILDING PRODUCTS - 0.9%
      5,000  Asahi Glass Co., Ltd. (a)               33,731
                                               ------------
             CHEMICALS - 12.0%
      3,000  Air Water, Inc. (a)                     36,375
      8,000  Asahi Kasei Corp. (a)                   43,365
      6,000  Daicel Chemical Industries
                Ltd. (a)                             36,909
      7,000  Mitsubishi Chemical Holdings
                Corp. (a)                            30,858
     11,000  Mitsubishi Gas Chemical Co.,
                Inc. (a)                             62,535
     16,000  Mitsui Chemicals, Inc. (a)              40,067
      6,000  Nippon Shokubai Co., Ltd. (a)           72,612
     12,000  Showa Denko KK (a)                      23,314
     16,000  Teijin Ltd. (a)                         48,707
      5,000  Toray Industries, Inc. (a)              34,094
      1,000  Zeon Corp. (a)                           7,617
                                               ------------
                                                    436,453
                                               ------------
             COMMERCIAL BANKS - 2.3%
      5,900  Mitsubishi UFJ Financial Group,
                Inc. (a)                             28,266
     36,000  Shinsei Bank Ltd. (a)                   43,798
      1,000  Shizuoka Bank (The) Ltd. (a)            10,289
                                               ------------
                                                     82,353
                                               ------------
             DIVERSIFIED CONSUMER SERVICES -
                0.6%
        500  Benesse Holdings, Inc. (a)              22,387
                                               ------------
             DIVERSIFIED FINANCIAL SERVICES -
                1.5%
        310  Mitsubishi UFJ Lease & Finance
                Co., Ltd. (a)                        12,895
        450  ORIX Corp. (a)                          41,938
                                               ------------
                                                     54,833
                                               ------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES - 1.5%
      1,200  Nippon Telegraph & Telephone
                Corp. (a)                            55,957
                                               ------------


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             ELECTRIC UTILITIES - 2.2%
      1,800  Hokkaido Electric Power Co.,
                Inc. (a)                       $     23,263
      1,600  Kansai Electric Power Co.,
                Inc. (a)                             19,188
      1,800  Shikoku Electric Power Co.,
                Inc. (a)                             38,263
                                               ------------
                                                     80,714
                                               ------------
             ELECTRICAL EQUIPMENT - 1.2%
      3,400  Sumitomo Electric Industries
                Ltd. (a)                             42,367
                                               ------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS - 4.1%
      2,100  FUJIFILM Holdings Corp. (a)             39,787
      1,900  Ibiden Co., Ltd. (a)                    34,417
        300  Kyocera Corp. (a)                       25,962
      6,000  Nippon Electric Glass Co.,
                Ltd. (a)                             35,835
        300  TDK Corp. (a)                           12,213
                                               ------------
                                                    148,214
                                               ------------
             FOOD & STAPLES RETAILING - 3.5%
      3,600  Aeon Co., Ltd. (a)                      44,867
        900  FamilyMart Co., Ltd. (a)                41,192
        600  Lawson, Inc. (a)                        41,959
                                               ------------
                                                    128,018
                                               ------------
             FOOD PRODUCTS - 2.9%
      1,000  Ajinomoto Co., Inc. (a)                 13,918
      4,400  Kewpie Corp. (a)                        66,814
      2,000  Nippon Meat Packers, Inc. (a)           26,473
                                               ------------
                                                    107,205
                                               ------------
             GAS UTILITIES - 2.1%
      3,000  Osaka Gas Co., Ltd. (a)                 12,569
      8,000  Toho Gas Co., Ltd. (a)                  49,650
      3,000  Tokyo Gas Co., Ltd. (a)                 15,333
                                               ------------
                                                     77,552
                                               ------------
             HEALTH CARE PROVIDERS & SERVICES -
                6.6%
      1,500  Alfresa Holdings Corp. (a)              79,684
      6,000  Medipal Holdings Corp. (a)              84,990
      2,300  Suzuken Co., Ltd. (a)                   77,640
                                               ------------
                                                    242,314
                                               ------------
             HOUSEHOLD DURABLES - 0.5%
      2,000  Sekisui Chemical Co., Ltd. (a)          18,582
                                               ------------
             HOUSEHOLD PRODUCTS - 1.3%
        800  Unicharm Corp. (a)                      45,537
                                               ------------
             INDEPENDENT POWER PRODUCERS &
                ENERGY TRADERS - 0.4%
        500  Electric Power Development Co.,
                Ltd. (a)                             13,140
                                               ------------
             INDUSTRIAL CONGLOMERATES - 0.7%
      5,000  Keihan Electric Railway Co.,
                Ltd. (a)                             23,909
                                               ------------

Page 58                See Notes to Financial Statements

FIRST TRUST JAPAN ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS - (CONTINUED)
             INTERNET & CATALOG RETAIL - 1.0%
      2,700  Start Today Co., Ltd. (a)         $     37,731
                                               ------------
             INTERNET SOFTWARE & SERVICES -
                1.0%
      1,800  Gree, Inc. (a)                          35,806
                                               ------------
             IT SERVICES - 2.4%
      1,100  Itochu Techno-Solutions Corp. (a)       53,090
        400  Otsuka Corp. (a)                        34,053
                                               ------------
                                                     87,143
                                               ------------
             LEISURE EQUIPMENT & PRODUCTS -
                2.2%
      4,400  Namco Bandai Holdings, Inc. (a)         60,340
        900  Universal Entertainment Corp. (a)       18,783
                                               ------------
                                                     79,123
                                               ------------
             MACHINERY - 1.8%
      4,000  Hino Motors Ltd. (a)                    28,951
      2,500  JTEKT Corp. (a)                         25,884
      1,000  NGK Insulators Ltd. (a)                 11,074
                                               ------------
                                                     65,909
                                               ------------
             MEDIA - 3.3%
         12  CyberAgent, Inc. (a)                    30,830
        650  Hakuhodo DY Holdings, Inc. (a)          43,135
      3,900  Tokyo Broadcasting System
                Holdings, Inc. (a)                   47,989
                                               ------------
                                                    121,954
                                               ------------
             METALS & MINING - 5.3%
      6,000  Daido Steel Co., Ltd. (a)               37,389
        700  JFE Holdings, Inc. (a)                  11,716
     32,000  Kobe Steel Ltd. (a)                     38,494
      5,000  Mitsubishi Materials Corp. (a)          14,499
     15,000  Nippon Steel Corp. (a)                  34,023
      5,000  Sumitomo Metal Mining Co.,
                Ltd. (a)                             56,346
                                               ------------
                                                    192,467
                                               ------------
             OFFICE ELECTRONICS - 0.3%
      1,500  Konica Minolta Holdings, Inc. (a)       11,817
                                               ------------
             OIL, GAS & CONSUMABLE FUELS - 8.4%
     22,000  Cosmo Oil Co., Ltd. (a)                 55,996
        600  Idemitsu Kosan Co., Ltd. (a)            53,821
      1,600  Japan Petroleum Exploration
                Co. (a)                              60,919
     10,300  JX Holdings, Inc. (a)                   53,086
      9,200  Showa Shell Sekiyu K.K. (a)             56,478
      3,000  TonenGeneral Sekiyu K.K. (a)            26,675
                                               ------------
                                                    306,975
                                               ------------
             PAPER & FOREST PRODUCTS - 0.2%
      2,000  Oji Paper Co., Ltd. (a)                  7,663
                                               ------------


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             PHARMACEUTICALS - 1.8%
      4,400  Dainippon Sumitomo Pharma Co.,
             Ltd. (a)                          $     44,956
      2,000  Kyowa Hakko Kirin Co., Ltd. (a)         20,598
                                               ------------
                                                     65,554
                                               ------------
             REAL ESTATE INVESTMENT TRUSTS
                (REITS) - 1.3%
         44  United Urban Investment Corp. (a)      47 ,387

                                               ------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT - 0.8%
        300  Daito Trust Construction Co.,
                Ltd. (a)                             28,438
                                               ------------
             ROAD & RAIL - 3.1%
      2,000  Keisei Electric Railway Co.,
                Ltd. (a)                             16,895
     13,000  Kintetsu Corp. (a)                      51,831
      1,100  West Japan Railway Co. (a)              45,252
                                               ------------
                                                    113,978
                                               ------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT - 1.4%
      7,000  Dainippon Screen Manufacturing
                Co., Ltd. (a)                        51,296
                                               ------------
             SPECIALTY RETAIL - 2.9%
      1,600  K's Holdings Corp. (a)                  46,767
        200  Sanrio Co., Ltd. (a)                     7,292
        140  USS Co., Ltd. (a)                       15,106
        730  Yamada Denki Co., Ltd. (a)              37,375
                                               ------------
                                                    106,540
                                               ------------
             TRADING COMPANIES & DISTRIBUTORS -
                8.1%
      4,900  ITOCHU Corp. (a)                        51,502
      6,000  Marubeni Corp. (a)                      39,977
      2,500  Mitsubishi Corp. (a)                    50,536
      3,200  Mitsui & Co., Ltd. (a)                  47,551
      3,700  Sumitomo Corp. (a)                      51,770
      2,800  Toyota Tsusho Corp. (a)                 53,524
                                               ------------
                                                    294,860
                                               ------------
             TRANSPORTATION INFRASTRUCTURE -
                0.2%
      1,000  Kamigumi Co., Ltd. (a)                   7,955
                                               ------------
             WIRELESS TELECOMMUNICATION
                SERVICES - 2.4%
         10  KDDI Corp. (a)                          64,509
         14  NTT DoCoMo, Inc. (a)                    23,296
                                               ------------
                                                     87,805
                                               ------------
             TOTAL INVESTMENTS - 99.2%            3,617,544
             (Cost $3,837,347) (b)
             NET OTHER ASSETS
                AND LIABILITIES - 0.8%               30,800
                                               ------------
             NET ASSETS - 100.0%               $  3,648,344
                                               ============

                       See Notes to Financial Statements                 Page 59

FIRST TRUST JAPAN ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

(a) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $243,515 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $463,318.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                                   TOTAL     LEVEL 1   SIGNIFICANT  SIGNIFICANT
                                 VALUE AT    QUOTED    OBSERVABLE   UNOBSERVABLE
                                 6/30/2012   PRICES      INPUTS        INPUTS
--------------------------------------------------------------------------------
Common Stocks*                  $3,617,544   $    --   $3,617,544     $    --
                                ================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of June 30, 2012, the Fund transferred common stocks valued at $1,662,240 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2011 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on June 29, 2012 exceeding a certain threshold.

COUNTRY ALLOCATION AS A PERCENTAGE OF NET ASSETS**:
     Japan                                         100.0%
                                                   ======

*  See Portfolio of Investments for industry breakout.
** Portfolio securities are categorized based on their country of incorporation.


Page 60                See Notes to Financial Statements

FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS - 100.0%
             AIR FREIGHT & LOGISTICS - 3.9%
        230  Hyundai Glovis Co., Ltd. (b)      $     44,010
                                               ------------

             AIRLINES - 0.8%
        199  Korean Air Lines Co., Ltd. (a) (b)       8,828
                                               ------------

             AUTO COMPONENTS - 4.4%
        584  Hankook Tire Co., Ltd. (b)              23,289
        171  Mando Corp. (b)                         25,525
                                               ------------
                                                     48,814
                                               ------------

             AUTOMOBILES - 5.4%
        166  Hyundai Motor Co. (b)                   34,079
        397  Kia Motors Corp. (b)                    26,166
                                               ------------
                                                     60,245
                                               ------------

             BUILDING PRODUCTS - 2.0%
         93  KCC Corp. (b)                           22,798
                                               ------------

             CHEMICALS - 4.2%
        363  Hanwha Chem Corp. (b)                    6,806
        800  Hanwha Corp. (b)                        19,888
         59  Honam Petrochemical Corp. (b)           12,401
         40  OCI Co., Ltd. (b)                        8,005
                                               ------------
                                                     47,100
                                               ------------

             COMMERCIAL BANKS - 2.2%
        710  Industrial Bank of Korea (b)             8,001
      2,402  Korea Exchange Bank (b)                 17,211
                                               ------------
                                                     25,212
                                               ------------

             CONSTRUCTION & ENGINEERING - 4.9%
        840  Daewoo Engineering &
                Construction Co., Ltd. (a) (b)        6,498
        271  Doosan Heavy Industries &
                Construction Co., Ltd. (b)           13,767
        125  Hyundai Engineering &
                Construction Co., Ltd. (b)            7,188
        381  KEPCO Engineering &
                Construction Co., Inc. (b)           27,578
                                               ------------
                                                     55,031
                                               ------------

             CONSUMER FINANCE - 2.8%
      1,135  Samsung Card Co. (b)                    31,856
                                               ------------

             DIVERSIFIED TELECOMMUNICATION
                SERVICES - 5.4%
      2,390  KT Corp., ADR                           31,500
      5,966  LG Uplus Corp. (b)                      29,066
                                               ------------
                                                     60,566
                                               ------------

             ELECTRIC UTILITIES - 2.1%
      1,036  Korea Electric Power Corp. (a) (b)      23,342
                                               ------------

             ELECTRICAL EQUIPMENT - 1.6%
        232  LS Corp. (b)                            17,531
                                               ------------

             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS - 2.4%
      1,440  LG Display Co., Ltd. (a) (b)            27,186
                                               ------------


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             FOOD PRODUCTS - 7.2%
         91  CJ CheilJedang Corp. (b)          $     25,994
         16  Lotte Confectionery Co., Ltd. (b)       21,873
         39  Orion Corp./Republic of South
                Korea (b)                            32,307
                                               ------------
                                                     80,174
                                               ------------

             GAS UTILITIES - 3.3%
      1,054  Korea Gas Corp. (b)                     37,526
                                               ------------

             HOUSEHOLD DURABLES - 1.1%
        237  LG Electronics, Inc. (b)                12,770
                                               ------------

             INDUSTRIAL CONGLOMERATES - 8.1%
        309  Doosan Corp. (b)                        35,327
        431  LG Corp. (b)                            20,935
        292  SK Holdings Co., Ltd. (b)               34,301
                                               ------------
                                                     90,563
                                               ------------

             INSURANCE - 9.1%
        663  Dongbu Insurance Co., Ltd. (b)          24,477
      1,280  Hyundai Marine & Fire Insurance
                Co., Ltd. (b)                        33,351
      4,770  Korea Life Insurance Co., Ltd. (b)      26,898
         84  Samsung Fire & Marine
                Insurance Co., Ltd. (b)              16,669
                                               ------------
                                                    101,395
                                               ------------

             IT SERVICES - 1.3%
        151  SK C&C Co., Ltd. (b)                    14,137
                                               ------------

             MACHINERY - 5.3%
        730  Daewoo Shipbuilding & Marine
                Engineering Co., Ltd. (b)            16,990
        137  Hyundai Heavy Industries
                Co., Ltd. (b)                        31,260
        320  Samsung Heavy Industries
                Co., Ltd. (b)                        10,597
                                               ------------
                                                     58,847
                                               ------------

             METALS & MINING - 3.9%
        184  Hyundai Steel Co. (b)                   13,698
         93  POSCO (b)                               29,774
                                               ------------
                                                     43,472
                                               ------------

             MULTILINE RETAIL - 3.6%
         26  Lotte Shopping Co, Ltd. (b)              7,109
        180  Shinsegae Co., Ltd. (b)                 33,172
                                               ------------
                                                     40,281
                                               ------------

             OIL, GAS & CONSUMABLE FUELS - 2.9%
        696  GS Holdings (b)                         32,112
                                               ------------

             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT - 6.2%
      2,012  Hynix Semiconductor, Inc. (a) (b)       42,485
         25  Samsung Electronics Co., Ltd. (b)       26,475
                                               ------------
                                                     68,960
                                               ------------

                       See Notes to Financial Statements                 Page 61

FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS - (CONTINUED)
             TOBACCO - 0.7%
        108  KT&G Corp.                        $      7,657
                                               ------------

             TRADING COMPANIES & DISTRIBUTORS -
                2.3%
        610  Daewoo International Corp. (b)          17,724
        130  Samsung C&T Corp. (b)                    7,508
                                               ------------
                                                     25,232
                                               ------------

             WIRELESS TELECOMMUNICATION
                SERVICES - 2.9%
      2,725  SK Telecom Co., Ltd., ADR               32,972
                                               ------------
             TOTAL INVESTMENTS - 100.0%           1,118,617
             (Cost $1,319,021) (c)
             NET OTHER ASSETS
                AND LIABILITIES - 0.0%                  264
                                               ------------
             NET ASSETS - 100.0%               $  1,118,881
                                               ============

(a)   Non-income producing security.

(b) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $48,237 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $248,641.

ADR   American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                                   TOTAL     LEVEL 1   SIGNIFICANT  SIGNIFICANT
                                 VALUE AT    QUOTED    OBSERVABLE   UNOBSERVABLE
                                 6/30/2012   PRICES      INPUTS        INPUTS
--------------------------------------------------------------------------------
Common Stocks:
   Air Freight &
      Logistics                 $   44,010   $    --     $ 44,010      $    --
   Airlines                          8,828        --        8,828           --
   Auto Components                  48,814        --       48,814           --
   Automobiles                      60,245        --       60,245           --
   Building Products                22,798        --       22,798           --
   Chemicals                        47,100        --       47,100           --
   Commercial Banks                 25,212        --       25,212           --
   Construction &
      Engineering                   55,031        --       55,031           --
   Consumer Finance                 31,856        --       31,856           --
   Diversified
      Telecommunication
      Services                      60,566    31,500       29,066           --
   Electric Utilities               23,342        --       23,342           --
   Electrical
      Equipment                     17,531        --       17,531           --
   Electronic
      Equipment,
      Instruments &
      Components                    27,186        --       27,186           --
   Food Products                    80,174        --       80,174           --
   Gas Utilities                    37,526        --       37,526           --
   Household
      Durables                      12,770        --       12,770           --
   Industrial
      Conglomerates                 90,563        --       90,563           --
   Insurance                       101,395        --      101,395           --
   IT Services                      14,137        --       14,137           --
   Machinery                        58,847        --       58,847           --
   Metals & Mining                  43,472        --       43,472           --
   Multiline Retail                 40,281        --       40,281           --
   Oil, Gas &
      Consumable
      Fuels                         32,112        --       32,112           --
   Semiconductors &
      Semiconductor
      Equipment                     68,960        --       68,960           --
   Tobacco                           7,657     7,657           --           --
   Trading Companies
      & Distributors                25,232        --       25,232           --
   Wireless
      Telecommunication
      Services                      32,972    32,972           --           --
                             ---------------------------------------------------
TOTAL INVESTMENTS               $1,118,617   $72,129   $1,046,488         $ --
                             ===================================================


Page 62                See Notes to Financial Statements

FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of June 30, 2012, the Fund transferred common stocks valued at $577,657 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2011 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on June 29, 2012 exceeding a certain threshold.


COUNTRY ALLOCATION AS A PERCENTAGE OF NET ASSETS*:
     South Korea                                    100.0%
                                                    ======


* Portfolio securities are categorized based on their country of incorporation.


                       See Notes to Financial Statements                 Page 63

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS (a) - 100.0%
             AUSTRALIA - 2.4%
      9,792  Caltex Australia Ltd. (b)         $    136,764
      4,046  Campbell Brothers Ltd. (b)             226,826
    101,497  Harvey Norman Holdings Ltd. (b)        204,084
      3,823  Iluka Resources Ltd. (b)                45,120
      5,691  Monadelphous Group Ltd. (b)            128,641
     13,935  OZ Minerals Ltd. (b)                   113,691
     34,207  Seven Group Holdings Ltd. (b)          273,532
     23,170  Toll Holdings Ltd. (b)                  95,267
     52,715  Westfield Retail Trust (b)             154,623
                                               ------------
                                                  1,378,548
                                               ------------
             AUSTRIA - 0.9%
      1,442  Andritz AG (b)                          74,154
     10,486  EVN AG (b)                             134,834
      7,940  OMV AG (b)                             249,711
      2,098  Voestalpine AG (b)                      55,722
                                               ------------
                                                    514,421
                                               ------------
             BELGIUM - 1.5%
      3,034  D'ieteren S.A. N.V. (b)                126,289
      5,364  Delhaize Group S.A. (b)                196,493
      2,384  Solvay S.A. (b)                        235,376
      6,404  Umicore S.A. (b)                       296,089
                                               ------------
                                                    854,247
                                               ------------
             BERMUDA - 2.7%
    177,000  Biosensors International Group
                Ltd. (b) (c)                        159,915
    204,086  Chinese Estates Holdings Ltd. (b)      236,628
     60,926  Hongkong Land Holdings Ltd. (b)        351,468
      9,530  Jardine Strategic Holdings
                Ltd. (b)                            292,954
     29,998  Li & Fung Ltd. (b)                      58,005
    138,202  NWS Holdings Ltd. (b)                  201,770
    102,865  SmarTone Telecommunications
                Holdings Ltd. (b)                   198,896
     20,320  Yue Yuen Industrial Holdings
                Ltd. (b)                             63,359
                                               ------------
                                                  1,562,995
                                               ------------
             CANADA - 7.5%
        818  Agrium, Inc.                            72,496
      1,451  Astral Media, Inc.                      69,607
     10,316  Bell Aliant, Inc.                      258,685
      6,165  Boardwalk Real Estate Investment
                Trust                               354,907
     16,233  Brookfield Office Properties, Inc.     284,129
      8,001  Dundee Real Estate Investment
                Trust                               300,126
      9,445  Ensign Energy Services, Inc.           129,879
      7,689  Finning International, Inc.            178,839
      7,889  First Capital Realty, Inc.             142,190
      9,545  Genworth MI Canada, Inc.               172,881
      2,774  Husky Energy, Inc.                      69,343
      1,248  Inmet Mining Corp.                      51,153
     15,751  Lundin Mining Corp. (c)                 65,288


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             CANADA - (CONTINUED)
      7,402  Magna International, Inc.         $    292,343
     10,839  Methanex Corp.                         301,929
      7,249  Pacific Rubiales Energy Corp.          153,510
     12,796  Pan American Silver Corp.              216,555
      3,613  Penn West Petroleum Ltd.                48,476
      4,239  PetroBakken Energy Ltd.                 51,171
     24,063  Research In Motion Ltd. (c)            178,209
        539  Sino-Forest Corp. (b) (c)                    5
      5,932  Teck Resources Ltd.                    183,711
     19,224  Trican Well Service Ltd.               221,866
     22,127  Viterra, Inc.                          350,998
      3,441  Westport Innovations, Inc. (c)         126,372
                                               ------------
                                                  4,274,668
                                               ------------
             CAYMAN ISLANDS - 3.4%
     14,462  ASM Pacific Technology Ltd. (b)        184,953
    205,694  Daphne International Holdings
                Ltd. (b)                            210,127
    718,146  Geely Automobile Holdings
                Ltd. (b)                            254,689
     25,881  Melco Crown Entertainment Ltd.,
                ADR (c)                             298,149
  1,133,458  New World China Land Ltd. (b)          465,045
     53,994  Sands China Ltd. (b)                   173,700
    870,985  Shui On Land Ltd. (b)                  356,935
        530  Veripos, Inc. (b) (c)                       24
                                               ------------
                                                  1,943,622
                                               ------------
             DENMARK - 0.7%
         19  AP Moller - Maersk A.S. (b)            124,593
      3,111  DSV A.S. (b)                            61,685
     13,218  GN Store Nord A.S. (b)                 159,790
      3,520  H Lundbeck A.S. (b)                     72,733
                                               ------------
                                                    418,801
                                               ------------
             FINLAND - 1.2%
      3,694  Cargotec OYJ (b)                        84,919
      5,728  Neste Oil OYJ (b)                       64,457
      5,791  Nokian Renkaat OYJ (b)                 219,984
      9,497  Stora Enso OYJ (b)                      58,469
     15,544  UPM-Kymmene OYJ (b)                    175,842
      3,282  YIT OYJ (b)                             55,757
                                               ------------
                                                    659,428
                                               ------------
             FRANCE - 7.8%
    124,107  Alcatel-Lucent (b) (c)                 204,267
      3,786  Arkema S.A. (b)                        248,242
      4,893  AtoS (b)                               292,616
      4,614  Bouygues S.A. (b)                      123,810
      2,863  Casino Guichard Perrachon
                S.A. (b)                            251,654
      4,926  CFAO S.A. (b)                          233,184
      1,839  Christian Dior S.A. (b)                252,912
      3,790  Cie Generale des Etablissements
                Michelin (b)                        247,966

Page 64                See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS (a) - (CONTINUED)
             FRANCE - (CONTINUED)
      3,944  Ciments Francais S.A. (b)         $    239,137
        898  Euler Hermes S.A. (b)                   58,121
      5,232  Faurecia (b)                            87,025
      9,527  France Telecom S.A. (b)                125,265
      5,462  GDF Suez (b)                           130,257
     36,399  Havas S.A. (b)                         166,369
      8,762  Peugeot S.A. (b) (c)                    86,411
        694  Remy Cointreau S.A. (b)                 76,247
      6,692  Renault S.A. (b)                       267,229
      3,201  Rexel S.A. (b)                          54,676
      7,833  SCOR SE (b)                            189,892
      1,198  Technip SA (b)                         124,851
      5,534  Total S.A. (b)                         249,079
      4,036  Valeo S.A. (b)                         166,743
     15,891  Vivendi S.A. (b)                       295,269
      2,710  Zodiac Aerospace (b)                   275,674
                                               ------------
                                                  4,446,896
                                               ------------
             GERMANY - 7.6%
      1,807  Adidas AG (b)                          129,522
      6,682  Aurubis AG (b)                         322,685
      2,420  BASF SE (b)                            168,273
      3,923  Bayerische Motoren Werke AG (b)        283,899
      2,881  Brenntag AG (b)                        318,833
      3,737  Continental AG (b)                     311,520
      2,340  Daimler AG (b)                         105,158
      2,836  Deutsche Bank AG (b)                   102,361
     10,994  Deutsche Post AG (b)                   194,522
      1,757  Deutsche Postbank AG (b) (c)            63,251
      8,722  Freenet AG (b)                         126,754
      2,521  Fuchs Petrolub AG (b)                  138,416
      8,183  GEA Group AG (b)                       218,100
      2,375  Hannover Rueckversicherung
                AG (b)                              141,475
      3,497  HeidelbergCement AG (b)                167,889
      2,449  Hugo Boss AG (b)                       242,629
      4,268  Lanxess AG (b)                         270,099
      2,650  MAN SE (b)                             271,031
      1,752  MTU Aero Engines Holding AG (b)        128,946
      1,192  Rheinmetall AG (b)                      58,595
      3,862  Salzgitter AG (b)                      158,980
      2,188  Volkswagen AG (b)                      330,636
      1,600  Wacker Chemie AG (b)                   110,223
                                               ------------
                                                  4,363,797
                                               ------------
             GREECE - 0.2%
     14,553  OPAP S.A. (b)                           91,089
                                               ------------
             HONG KONG - 9.7%
     37,694  Cathay Pacific Airways Ltd. (b)         61,209
    831,519  Champion Real Estate Investment
                Trust (b)                           345,145
     27,632  Cheung Kong Holdings Ltd. (b)          341,514
    236,941  Fosun International Ltd. (b)           123,799
    127,488  Galaxy Entertainment Group
                Ltd. (b) (c)                        320,408


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             HONG KONG - (CONTINUED)
     64,165  Henderson Land Development Co.,
                Ltd. (b)                       $    357,557
    258,743  Hongkong & Shanghai Hotels (b)         345,229
    128,217  Hopewell Holdings Ltd. (b)             365,397
     34,844  Hutchison Whampoa Ltd. (b)             302,234
     88,121  Hysan Development Co., Ltd. (b)        335,900
     94,595  Link REIT (b)                          387,119
    234,064  New World Development Co.,
                Ltd. (b)                            275,504
    176,889  Sino Land Co., Ltd. (b)                268,138
     27,880  Sun Hung Kai Properties Ltd. (b)       331,282
     31,548  Swire Pacific Ltd. (b)                 366,521
    156,395  Techtronic Industries Co. (b)          198,573
     65,103  Wharf Holdings Ltd. (b)                362,461
    117,174  Wheelock & Co., Ltd. (b)               442,953
                                               ------------
                                                  5,530,943
                                               ------------
             IRELAND - 1.9%
     14,321  Dragon Oil PLC (b)                     121,971
     47,572  Glanbia PLC (b)                        352,676
      3,049  Kerry Group PLC (b)                    133,527
     47,275  Ryanair Holdings PLC (b) (c)           239,323
     30,954  Smurfit Kappa Group PLC (b)            207,631
                                               ------------
                                                  1,055,128
                                               ------------
             ITALY - 3.1%
    167,353  Banca Monte dei Paschi di Siena
                S.p.A (b) (c)                        41,723
     37,201  Banco Popolare SC (b) (c)               49,949
     78,024  Enel S.p.A (b)                         251,928
      6,015  ENI S.p.A (b)                          127,789
     11,178  Exor S.p.A (b)                         240,304
     36,003  Fiat S.p.A (b) (c)                     181,520
     11,145  Lottomatica S.p.A (b)                  215,111
     76,741  Mediaset S.p.A (b)                     134,402
     29,653  Pirelli & C. S.p.A (b)                 312,745
     16,055  Prysmian S.p.A (b)                     239,477
                                               ------------
                                                  1,794,948
                                               ------------
             JAPAN - 16.4%
      5,900  Alfresa Holdings Corp. (b)             313,422
     25,000  Asahi Glass Co., Ltd. (b)              168,655
     11,000  Asahi Kasei Corp. (b)                   59,627
        203  Dai-ichi Life Insurance (The) Co.,
                Ltd. (b)                            235,102
     20,000  Daido Steel Co., Ltd. (b)              124,631
        300  Fast Retailing Co., Ltd. (b)            60,027
     26,000  Fuji Heavy Industries Ltd. (b)         210,654
      1,110  Hakuhodo DY Holdings, Inc. (b)          73,661
     29,000  Hino Motors Ltd. (b)                   209,898
      6,300  Hitachi Construction Machinery
                Co., Ltd. (b)                       118,983
     44,000  Hitachi Ltd. (b)                       271,297
      7,700  Hitachi Transport System Ltd. (b)      142,391
      2,100  Idemitsu Kosan Co., Ltd. (b)           188,373
     11,900  Isetan Mitsukoshi Holdings
                Ltd. (b)                            126,430

                       See Notes to Financial Statements                 Page 65

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS (a) - (CONTINUED)
             JAPAN - (CONTINUED)
     24,000  Isuzu Motors Ltd. (b)             $    128,553
      6,400  ITOCHU Corp. (b)                        67,268
     25,000  J Front Retailing Co., Ltd. (b)        125,664
     11,000  JGC Corp. (b)                          318,905
     22,600  JX Holdings, Inc. (b)                  116,481
         43  KDDI Corp. (b)                         277,389
     49,000  Marubeni Corp. (b)                     326,482
     27,000  Medipal Holdings Corp. (b)             382,457
      3,000  Mitsubishi Corp. (b)                    60,643
     66,000  Mitsubishi Materials Corp. (b)         191,392
     12,800  Mitsui & Co., Ltd. (b)                 190,206
     11,500  Nikon Corp. (b)                        350,068
     32,000  Nippon Electric Glass Co.,
                Ltd. (b)                            191,122
     24,000  Nippon Shokubai Co., Ltd. (b)          290,448
      4,600  Nippon Telegraph & Telephone
                Corp. (b)                           214,500
     26,300  Nissan Motor Co., Ltd. (b)             249,738
      3,200  NOK Corp. (b)                           68,324
     19,900  Nomura Real Estate Holdings,
                Inc. (b)                            364,416
        127  NTT DoCoMo, Inc. (b)                   211,328
        730  ORIX Corp. (b)                          68,033
      2,600  Otsuka Corp. (b)                       221,346
     62,000  Showa Denko KK (b)                     120,455
      9,700  Sumitomo Corp. (b)                     135,721
      5,000  Sumitomo Metal Mining Co.,
                Ltd. (b)                             56,345
      5,300  Sumitomo Rubber Industries
                Ltd. (b)                             69,032
      6,800  Suzuken Co., Ltd. (b)                  229,544
     32,000  Taiheiyo Cement Corp. (b)               73,479
     25,000  Takashimaya Co., Ltd. (b)              192,152
     21,000  Teijin Ltd. (b)                         63,927
     23,500  Tokyo Broadcasting System
                Holdings, Inc. (b)                  289,163
     43,000  Tokyu Land Corp. (b)                   213,442
     38,000  TonenGeneral Sekiyu K.K. (b)           337,882
     13,800  Toyota Tsusho Corp. (b)                263,795
         61  United Urban Investment Corp. (b)       65,696
      6,500  UNY Co., Ltd. (b)                       71,197
      3,360  Yamada Denki Co., Ltd. (b)             172,027
     39,000  Yokohama Rubber (The) Co.,
                Ltd. (b)                            294,206
                                               ------------
                                                  9,365,977
                                               ------------
             JERSEY - 0.4%
      7,602  Petrofac Ltd. (b)                      165,931
      5,160  WPP PLC (b)                             62,641
                                               ------------
                                                    228,572
                                               ------------
             LUXEMBOURG - 0.6%
      3,692  ArcelorMittal (b)                       56,486
      5,329  Subsea 7 S.A. (b)                      105,461
      8,925  Ternium S.A., ADR                      174,662
                                               ------------
                                                    336,609
                                               ------------


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             MAURITIUS - 0.5%
    564,208  Golden Agri-Resources Ltd. (b)    $    301,329
                                               ------------
             NETHERLANDS - 1.6%
      7,335  ASM International N.V. (b)             278,622
      1,411  ASML Holding N.V. (b)                   72,463
      8,614  European Aeronautic Defence
                and Space Co. N.V. (b)              305,717
      2,138  Gemalto NV (b)                         153,559
      2,439  Koninklijke DSM NV (b)                 120,241
                                               ------------
                                                    930,602
                                               ------------
             NEW ZEALAND - 0.2%
     70,902  Telecom Corp. of New Zealand
                Ltd. (b)                            135,004
                                               ------------
             NORWAY - 1.9%
      6,464  Aker ASA (b)                           179,269
      5,399  Fred Olsen Energy ASA (b)              193,296
     51,833  Norsk Hydro ASA (b)                    233,750
      3,809  Schibsted ASA (b)                      123,734
      7,798  Statoil ASA (b)                        185,971
      4,439  Yara International ASA (b)             194,259
                                               ------------
                                                  1,110,279
                                               ------------
             PORTUGAL - 0.4%
     24,255  EDP - Energias de Portugal
                S.A. (b)                             57,378
     10,390  Jeronimo Martins SGPS S.A. (b)         175,661
                                               ------------
                                                    233,039
                                               ------------
             SINGAPORE - 3.3%
    132,000  Ascendas Real Estate Investment
                Trust (b)                           225,185
    289,938  CapitaCommercial Trust (b)             291,613
    186,000  First Resources Ltd. (b)               284,452
    127,630  Keppel Land Ltd. (b)                   328,439
    354,498  Suntec Real Estate Investment
                Trust (b)                           379,682
     93,294  UOL Group Ltd. (b)                     365,706
                                               ------------
                                                  1,875,077
                                               ------------
             SOUTH KOREA - 6.8%
        238  CJ CheilJedang Corp. (b)                67,984
      2,811  CJ Corp. (b)                           197,460
      1,955  Daelim Industrial Co Ltd. (b)          156,265
      8,890  Daewoo International Corp. (b)         258,302
      1,230  GS Holdings (b)                         56,749
        685  Hyundai Motor Co. (b)                  140,627
        735  KCC Corp. (b)                          180,180
     18,430  Korea Exchange Bank (b) (c)            132,058
      7,400  Korea Gas Corp. (b)                    263,463
        612  Korea Zinc Co., Ltd. (b)               208,192
     12,690  KT Corp. (b)                           336,861
      1,039  OCI Co., Ltd. (b)                      207,933
        840  POSCO (b)                              268,928
        188  Samsung Electronics Co., Ltd. (b)      199,090

Page 66                See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS (a) - (CONTINUED)
             SOUTH KOREA - (CONTINUED)
      1,670  Shinsegae Co., Ltd. (b)           $    307,763
      1,623  SK Holdings Co., Ltd. (b)              190,653
        965  SK Innovation Co., Ltd. (b)            118,220
      2,861  SK Telecom Co., Ltd. (b)               313,091
     24,560  Woori Finance Holdings Co.,
                Ltd. (b)                            270,729
                                               ------------
                                                  3,874,548
                                               ------------

             SPAIN - 2.3%
      1,010  Acciona S.A. (b)                        60,376
      8,111  Corp. Financiera Alba (b)              271,087
     10,623  Endesa S.A. (b)                        186,550
      6,138  Ferrovial S.A. (b)                      69,222
      4,637  Gas Natural SDG S.A. (b)                59,538
     24,853  Iberdrola S.A. (b)                     117,337
     73,938  International Consolidated
                Airlines Group S.A. (b) (c)         185,057
     24,605  Mediaset Espana Comunicacion
                S.A. (b)                            119,577
      3,615  Prosegur Cia de Seguridad S.A. (b)     185,285
      2,940  Repsol YPF S.A. (b)                     47,261
                                               ------------
                                                  1,301,290
                                               ------------

             SWEDEN - 2.4%
      2,249  Assa Abloy AB (b)                       62,806
     13,497  Boliden AB (b)                         188,335
     12,863  Holmen AB (b)                          350,226
     15,187  Kinnevik Investment AB (b)             304,838
      8,219  Lundbergforetagen AB (b)               248,961
     14,946  SSAB AB (b)                            124,225
      9,698  Volvo AB (b)                           110,882
                                               ------------
                                                  1,390,273
                                               ------------

             SWITZERLAND - 0.2%
      7,959  OC Oerlikon Corp. AG (b)                66,138
        593  Swiss Life Holding AG (b)               55,892
                                               ------------
                                                    122,030
                                               ------------

             UNITED KINGDOM - 12.0%
     34,313  Aberdeen Asset Management
                PLC (b)                             139,756
     45,929  African Barrick Gold PLC (b)           279,242
      5,660  Anglo American PLC (b)                 186,018
     68,253  Ashtead Group PLC (b)                  278,558
      1,587  AstraZeneca PLC (b)                     70,919
      5,536  Babcock International Group
                PLC (b)                              74,145
    156,354  Barratt Developments PLC (b) (c)       341,927
     38,129  BP PLC (b)                             254,633
     36,751  British Land Co., PLC (b)              294,284
      4,392  Bunzl PLC (b)                           71,786
      2,945  Burberry Group PLC (b)                  61,317
     68,232  Cairn Energy PLC (b)                   284,121
     25,523  Cookson Group PLC (b)                  236,174
      5,053  Derwent London PLC (b)                 146,909
     32,391  Drax Group PLC (b)                     284,945


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             UNITED KINGDOM - (CONTINUED)
    123,092  DS Smith PLC (b)                  $    284,196
     36,304  easyJet PLC (b)                        302,567
     13,960  Hunting PLC (b)                        158,124
     12,883  Imagination Technologies Group
                PLC (b) (c)                          94,395
     23,441  Inchcape PLC (b)                       121,679
      5,268  Intertek Group PLC (b)                 220,707
     28,327  J Sainsbury PLC (b)                    133,878
      9,345  Johnson Matthey PLC (b)                324,083
     30,513  Land Securities Group PLC (b)          353,522
    168,675  Legal & General Group PLC (b)          337,227
      4,264  London Stock Exchange Group
                PLC (b)                              67,315
     18,352  Millennium & Copthorne Hotels
                PLC (b)                             137,831
      6,889  Persimmon PLC (b)                       65,954
     10,299  Rexam PLC (b)                           67,973
     12,227  Spectris PLC (b)                       293,950
     61,027  Sports Direct International
                PLC (b) (c)                         292,598
     20,432  Travis Perkins PLC (b)                 311,093
     22,461  TUI Travel PLC (b)                      59,713
     25,605  Vodafone Group PLC (b)                  71,969
     12,385  Xstrata PLC (b)                        155,722
                                               ------------
                                                  6,859,230
                                               ------------

             UNITED STATES - 0.4%
      3,780  Lululemon Athletica, Inc. (c)          225,293
                                               ------------
             TOTAL INVESTMENTS - 100.0%          57,178,683
             (Cost $60,763,735) (d)
             NET OTHER ASSETS
                AND LIABILITIES - 0.0%              (10,532)
                                               ------------
             NET ASSETS - 100.0%               $ 57,168,151
                                               ============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(c)   Non-income producing security.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,716,661 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,301,713.

ADR   American Depositary Receipt

                       See Notes to Financial Statements                 Page 67

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2012 is as follows (see Note 2A - Portfolio -Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                                 TOTAL       LEVEL 1   SIGNIFICANT  SIGNIFICANT
                               VALUE AT      QUOTED    OBSERVABLE   UNOBSERVABLE
                               6/30/2012     PRICES      INPUTS        INPUTS
--------------------------------------------------------------------------------
Common Stocks:
   Australia                  $ 1,378,548  $       --  $ 1,378,548     $    --
   Austria                        514,421          --      514,421          --
   Belgium                        854,247          --      854,247          --
   Bermuda                      1,562,995          --    1,562,995          --
   Canada                       4,274,668   4,274,663           --           5
   Cayman Islands               1,943,622     298,149    1,645,473          --
   Denmark                        418,801          --      418,801          --
   Finland                        659,428          --      659,428          --
   France                       4,446,896          --    4,446,896          --
   Germany                      4,363,797          --    4,363,797          --
   Greece                          91,089          --       91,089          --
   Hong Kong                    5,530,943          --    5,530,943          --
   Ireland                      1,055,128          --    1,055,128          --
   Italy                        1,794,948          --    1,794,948          --
   Japan                        9,365,977          --    9,365,977          --
   Jersey                         228,572          --      228,572          --
   Luxembourg                     336,609     174,662      161,947          --
   Mauritius                      301,329          --      301,329          --
   Netherlands                    930,602          --      930,602          --
   New Zealand                    135,004          --      135,004          --
   Norway                       1,110,279          --    1,110,279          --
   Portugal                       233,039          --      233,039          --
   Singapore                    1,875,077          --    1,875,077          --
   South Korea                  3,874,548          --    3,874,548          --
   Spain                        1,301,290          --    1,301,290          --
   Sweden                       1,390,273          --    1,390,273          --
   Switzerland                    122,030          --      122,030          --
   United Kingdom               6,859,230          --    6,859,230          --
   United States                  225,293     225,293           --          --
                              --------------------------------------------------
TOTAL INVESTMENTS             $57,178,683  $4,972,767  $52,205,911     $     5
                              ==================================================


The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT DECEMBER 31, 2011
   Common Stocks                                      $  --
Net Realized Gain (Loss)                                 --
Net Change in Unrealized Appreciation/Depreciation       --
Purchases                                                --
Sales                                                    --
Transfers In                                              5
Transfers Out                                            --
ENDING BALANCE AT JUNE 30, 2012
   Common Stocks                                          5
                                                      -----
Total Level 3 holdings                                $   5
                                                      =====

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of June 30, 2012, the Fund transferred common stocks valued at $7,368,854 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2011 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on June 29, 2012 exceeding a certain threshold.

Page 68                See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

INDUSTRY DIVERSIFICATION AS A PERCENTAGE OF NET ASSETS:
     Real Estate Management & Development            10.8%
     Metals & Mining                                  6.8
     Real Estate Investment Trusts (REITs)            5.8
     Chemicals                                        5.1
     Oil, Gas & Consumable Fuels                      5.0
     Trading Companies & Distributors                 4.9
     Automobiles                                      3.9
     Auto Components                                  3.6
     Industrial Conglomerates                         3.2
     Hotels, Restaurants & Leisure                    2.9
     Food Products                                    2.6
     Diversified Financial Services                   2.4
     Diversified Telecommunication Services           2.4
     Machinery                                        2.2
     Wireless Telecommunication Services              2.1
     Textiles, Apparel & Luxury Goods                 2.1
     Energy Equipment & Services                      1.9
     Media                                            1.8
     Insurance                                        1.8
     Multiline Retail                                 1.7
     Health Care Providers & Services                 1.6
     Construction & Engineering                       1.5
     Semiconductors & Semiconductor Equipment         1.5
     Food & Staples Retailing                         1.4
     Electric Utilities                               1.4
     Airlines                                         1.4
     Electronic Equipment, Instruments &
        Components                                    1.3
     Aerospace & Defense                              1.2
     Household Durables                               1.1
     Paper & Forest Products                          1.0
     Containers & Packaging                           1.0
     Commercial Banks                                 1.0
     Distributors                                     0.9
     Specialty Retail                                 0.9
     IT Services                                      0.9
     Construction Materials                           0.8
     Professional Services                            0.8
     Building Products                                0.7
     Communications Equipment                         0.7
     Leisure Equipment & Products                     0.6
     Gas Utilities                                    0.6
     Health Care Equipment & Supplies                 0.6
     Air Freight & Logistics                          0.5
     Independent Power Producers & Energy
        Traders                                       0.5
     Commercial Services & Supplies                   0.5
     Capital Markets                                  0.4
     Electrical Equipment                             0.4
     Road & Rail                                      0.4
     Thrifts & Mortgage Finance                       0.3
     Computers & Peripherals                          0.3
     Pharmaceuticals                                  0.3
     Multi-Utilities                                  0.2
     Marine                                           0.2
     Beverages                                        0.1
     Net Other Assets and Liabilities                 0.0*
                                                    ------
                                                    100.0%
                                                    ======

* Amount is less than 0.1%

CURRENCY EXPOSURE DIVERSIFICATION AS A PERCENTAGE OF TOTAL -INVESTMENTS:
     Euro                                            28.0%
     Japanese Yen                                    16.4
     Hong Kong Dollar                                13.9
     British Pound Sterling                          12.9
     Canadian Dollar                                  7.9
     South Korean Won                                 6.8
     Singapore Dollar                                 4.1
     Swedish Krona                                    2.4
     Australian Dollar                                2.4
     Norwegian Krone                                  2.1
     US Dollar                                        2.0
     Danish Krone                                     0.7
     New Zealand Dollar                               0.2
     Swiss Franc                                      0.2
                                                    ------
                                                    100.0%
                                                    ======


                       See Notes to Financial Statements                 Page 69

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS (a) - 99.4%
             BERMUDA - 4.6%
    854,762  China Foods Ltd. (b)              $    847,517
    429,783  China Resources Gas Group
                Ltd. (b)                            744,237
    135,615  COSCO Pacific Ltd. (b)                 186,786
    518,911  Digital China Holdings Ltd. (b)        914,441
    908,702  Haier Electronics Group Co.,
                Ltd. (b) (c)                      1,099,639
                                               ------------
                                                  3,792,620
                                               ------------
             BRAZIL - 16.3%
     52,370  Alpargatas S.A. (c)                    349,394
    165,097  Banco Panamericano S.A. (c)            419,216
     80,177  BR Properties S.A.                     946,077
     43,129  Bradespar S.A.                         707,328
     21,606  Cia Brasileira de Distribuicao         860,582
     26,979  Cia de Saneamento Basico do
                Estado de Sao Paulo (c)           1,034,296
     17,659  Cia de Saneamento de Minas
                Gerais-Copasa MG (c)                382,458
     10,774  Cia Energetica de Minas Gerais         201,318
     23,915  Cia Hering                             453,653
      8,792  Cia Paranaense de Energia (c)          193,481
     55,340  Cosan S.A. Industria e Comercio        853,864
     48,941  Eletropaulo Metropolitana
                Eletricidade de Sao Paulo S.A.      617,458
    100,232  JBS S.A. (c)                           300,921
     11,187  Localiza Rent a Car S.A.               169,044
    120,600  Marcopolo S.A.                         543,406
    130,738  Marfrig Alimentos S.A. (c)             607,963
      9,997  Multiplus S.A.                         234,781
    192,359  Oi S.A.                                790,124
     48,292  Petroleo Brasileiro S.A.               438,800
     63,527  Raia Drogasil S.A.                     640,489
     13,308  Telefonica Brasil S.A.                 331,159
     96,791  Tim Participacoes S.A.                 537,808
     37,587  Ultrapar Participacoes S.A.            845,871
     45,329  Vale S.A.                              883,786
                                               ------------
                                                 13,343,277
                                               ------------
             CAYMAN ISLANDS - 9.0%
    179,138  Agile Property Holdings Ltd. (b)       234,379
  1,625,679  China Hongqiao Group Ltd. (b)          767,178
    782,613  China Shanshui Cement Group
                Ltd. (b)                            535,810
    442,675  China State Construction
                International Holdings Ltd. (b)     422,420
  1,537,678  Evergrande Real Estate Group
                Ltd. (b)                            796,356
    235,661  Kingboard Chemical Holdings
                Ltd. (b)                            458,977
      3,546  NetEase.com, ADR (c)                   208,682
    535,896  Shenzhou International Group
                Holdings Ltd (b)                    933,680
    772,035  Shimao Property Holdings Ltd. (b)    1,198,647
  852,489  Soho China Ltd. (b)                      656,573


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             CAYMAN ISLANDS - (CONTINUED)
    880,114  Uni-President China Holdings
                Ltd. (b)                       $    830,362
    311,390  Zhongsheng Group Holdings
                Ltd. (b)                            380,608
                                               ------------
                                                  7,423,672
                                               ------------
             CHILE - 2.3%
     29,459  Banco de Chile                           4,135
     14,747  Banco de Credito e Inversiones         917,568
     12,371  Empresas COPEC S.A.                    182,691
  1,626,409  Sociedad Matriz Banco de Chile         545,655
     69,125  Sonda S.A.                             194,226
                                               ------------
                                                  1,844,275
                                               ------------
             CHINA - 10.1%
    297,615  Air China Ltd. (b)                     176,681
    489,823  BBMG Corp. (b)                         345,341
    367,499  China Coal Energy Co., Ltd. (b)        305,606
    410,911  China Communications
                Construction Co., Ltd. (b)          365,295
  1,254,025  China Eastern Airlines Corp.
                Ltd. (b) (c)                        404,751
     18,552  China Mobile Ltd. (b)                  203,895
    144,000  China Oilfield Services Ltd. (b)       208,352
    567,275  China Petroleum & Chemical
                Corp. (b)                           506,989
    642,308  China Railway Group Ltd. (b)           272,079
  1,723,840  China Southern Airlines Co.,
                Ltd. (b)                            767,318
    744,526  China Telecom Corp., Ltd. (b)          324,867
    318,018  Great Wall Motor Co., Ltd. (b)         640,337
  1,588,130  Guangshen Railway Co., Ltd. (b)        480,232
    518,982  Guangzhou R&F Properties Co.,
                Ltd. (b)                            695,150
    268,814  Jiangxi Copper Co., Ltd. (b)           597,827
    707,470  Maanshan Iron & Steel (b)              164,271
    919,290  Metallurgical Corp of China
                Ltd. (b)                            197,768
    146,116  PetroChina Co., Ltd., Class H (b)      189,112
  2,845,835  Sinopec Shanghai Petrochemical
                Co., Ltd. (b)                       834,975
     44,472  Weichai Power Co., Ltd. (b)            177,641
    285,391  Yanzhou Coal Mining Co., Ltd. (b)      449,740
                                               ------------
                                                  8,308,227
                                               ------------
             COLOMBIA - 0.7%
    204,465  Ecopetrol S.A.                         571,661
                                               ------------
             EGYPT - 1.0%
    351,541  Telecom Egypt                          777,527
                                               ------------
             GUERNSEY - 0.2%
     30,078  Etalon Group Ltd., GDR (b) (c)         164,416
                                               ------------
             HONG KONG - 4.6%
    123,312  China Merchants Holdings
                International Co., Ltd. (b)         376,438
    367,211  Citic Pacific Ltd. (b)                 561,429

Page 70            See Notes to Financial Statements

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS (a) - (CONTINUED)
             HONG KONG - (CONTINUED)
    300,395  CNOOC Ltd. (b)                    $    605,632
  1,145,160  Lenovo Group Ltd. (b)                  975,707
  1,711,408  Minmetals Resources Ltd. (b) (c)       722,993
    200,161  Shanghai Industrial Holdings
                Ltd. (b)                            531,510
                                               ------------
                                                  3,773,709
                                               ------------
             HUNGARY - 0.2%
      2,480  MOL Hungarian Oil and Gas
                PLC (b)                             179,606
                                               ------------
             INDONESIA - 2.4%
  6,977,733  Berau Coal Energy Tbk PT (b)           266,076
  5,887,462  Global Mediacom Tbk PT (b)             959,299
  1,002,121  Media Nusantara Citra Tbk PT (b)       213,527
    228,362  United Tractors Tbk PT (b)             525,427
                                               ------------
                                                  1,964,329
                                               ------------
             MEXICO - 2.4%
     43,029  Alfa SAB de C.V.                       687,705
    267,689  Cemex SAB de C.V. (c)                  180,202
    172,173  Industrias CH SAB de C.V. (c)          779,830
    261,458  OHL Mexico SAB de C.V. (c)             318,500
                                               ------------
                                                  1,966,237
                                               ------------
             PHILIPPINES - 2.9%
     65,270  Ayala Corp. (b)                        730,934
    580,100  JG Summit Holdings, Inc. (b)           482,809
    226,820  Jollibee Foods Corp. (b)               562,441
    421,240  Universal Robina Corp. (b)             631,553
                                               ------------
                                                  2,407,737
                                               ------------
             POLAND - 7.9%
    150,753  Enea S.A. (b)                          719,630
     34,017  Jastrzebska Spolka Weglowa
                S.A. (b)                          1,026,446
     22,452  KGHM Polska Miedz S.A. (b)             982,603
    166,559  PGE S.A. (b)                           975,282
     68,817  Polski Koncern Naftowy Orlen
                S.A. (b) (c)                        775,241
    511,611  Synthos S.A. (b)                       916,425
    505,971  Tauron Polska Energia S.A. (b)         695,653
     75,200  Telekomunikacja Polska S.A.            351,437
                                               ------------
                                                  6,442,717
                                               ------------
             RUSSIA - 8.7%
     24,465  Acron JSC (b)                          878,470
 78,667,209  Federal Grid Co Unified Energy
                System JSC (b) (c)                  475,386
    167,314  Gazprom OAO (b)                        794,821
  5,580,973  IDGC Holding JSC (b) (c)               306,568
999,330,660  Inter Rao Ues OAO (b) (c)              865,420
     17,028  Lukoil OAO (b) (c)                     947,138
      3,327  Magnit OJSC (b)                        400,375
     68,831  Mechel, ADR                            443,960
 18,724,742  Moscow Integrated Electricity
                Distribution Co. (b)                751,611


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             RUSSIA - (CONTINUED)
 13,188,014  Mosenergo OAO (b)                 $    567,573
    125,454  Tatneft (b)                            697,263
                                               ------------
                                                  7,128,585
                                               ------------
             SINGAPORE - 0.4%
    390,000  Yangzijiang Shipbuilding Holdings
                Ltd. (b)                            312,763
                                               ------------
             SOUTH AFRICA - 5.7%
      8,706  African Rainbow Minerals Ltd. (b)      177,437
     13,098  Assore Ltd. (b)                        479,002
     79,077  Barloworld Ltd. (b)                    783,966
     12,785  Foschini Group (The) Ltd. (b)          200,589
     30,119  Gold Fields Ltd. (b)                   383,107
     40,806  Imperial Holdings Ltd. (b)             861,336
     21,962  Mondi Ltd. (b)                         187,529
    202,268  RMB Holdings Ltd. (b)                  865,206
      8,536  Sasol Ltd. (b)                         360,068
     65,679  Woolworths Holdings Ltd. (b)           404,581
                                               ------------
                                                  4,702,821
                                               ------------
             TAIWAN - 6.6%
    911,699  China Petrochemical Development
                Corp. (b)                           771,824
     73,045  Hiwin Technologies Corp. (b)           750,128
    265,547  Hon Hai Precision Industry Co.,
                Ltd. (b)                            802,894
    102,202  Hotai Motor Co., Ltd. (b)              666,385
    660,982  Pegatron Corp. (b) (c)                 872,045
     78,668  Quanta Computer, Inc. (b)              211,257
    841,665  United Microelectronics Corp. (b)      366,423
    114,198  Yulon Nissan Motor Co., Ltd. (b)       993,978
                                               ------------
                                                  5,434,934
                                               ------------
             THAILAND - 8.3%
    218,200  Airports of Thailand PCL               410,499
    616,400  Berli Jucker PCL                       781,174
    193,000  Big C Supercenter PCL                1,294,364
        800  Big C Supercenter PCL (b)                5,415
    388,200  CP ALL PCL                             433,914
    914,600  Home Product Center PCL                362,845
    168,400  Indorama Ventures PCL                  145,812
     82,500  Kasikornbank PCL (b)                   425,400
     18,000  PTT PCL                                183,061
     88,600  Siam Commercial Bank Public
                Co., Ltd.                           410,082
     88,800  Siam Makro PCL                         995,365
    263,000  Thai Oil PCL                           476,149
    381,800  Thai Union Frozen Products PCL         862,536
                                               ------------
                                                  6,786,616
                                               ------------
             TURKEY - 4.2%
     16,326  Bim Birlesik Magazalar A.S. (b)        673,959
    601,643  Eregli Demir ve Celik Fabrikalari
                TAS (b)                             670,813
     21,866  Ford Otomotiv Sanayi A.S. (b)          198,484
     53,275  KOC Holding A.S. (b)                   203,989

See Notes to Financial Statements               Page 71

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS (a) - (CONTINUED)
             TURKEY - (CONTINUED)
     43,472  Koza Altin Isletmeleri A.S. (b)   $    840,430
      8,073  Tupras Turkiye Petrol Rafinerileri
                A.S. (b)                            173,167
    433,440  Turkiye Sise ve Cam Fabrikalari
                A.S. (b)                            710,867
                                               ------------
                                                  3,471,709
                                               ------------
             UNITED KINGDOM - 0.5%
    104,698  Evraz PLC (b)                          429,375
                                               ------------
             VIRGIN ISLANDS (AMERICAN) - 0.4%
     10,445  Mail.ru Group Ltd., GDR (b) (c)        355,715
                                               ------------
             TOTAL INVESTMENTS - 99.4%           81,582,528
             (Cost $87,772,754) (d)
             NET OTHER ASSETS
                AND LIABILITIES - 0.6%              499,569
                                               ------------
             NET ASSETS - 100.0%               $ 82,082,097
                                               ============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(c)   Non-income producing security.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,567,942 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $9,758,168.

ADR   American Depositary Receipt

GDR   Global Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                                TOTAL        LEVEL 1   SIGNIFICANT  SIGNIFICANT
                              VALUE AT       QUOTED    OBSERVABLE   UNOBSERVABLE
                              6/30/2012      PRICES      INPUTS        INPUTS
--------------------------------------------------------------------------------
Common Stocks:
   Bermuda                   $ 3,792,620  $        --  $ 3,792,620     $    --
   Brazil                     13,343,277   13,343,277           --          --
   Cayman Islands              7,779,387      208,682    7,570,705          --
   Chile                       1,844,275    1,844,275           --          --
   China                       8,104,332           --    8,104,332          --
   Colombia                      571,661      571,661           --          --
   Egypt                         777,527      777,527           --          --
   Guernsey                      164,416           --      164,416          --
   Hong Kong                   3,977,604           --    3,977,604          --
   Hungary                       179,606           --      179,606          --
   Indonesia                   1,964,329           --    1,964,329          --
   Mexico                      1,966,237    1,966,237           --          --
   Philippines                 2,407,737           --    2,407,737          --
   Poland                      6,442,717      351,437    6,091,280          --
   Russia                      7,128,585      443,960    6,684,625          --
   Singapore                     312,763           --      312,763          --
   South Africa                4,702,821           --    4,702,821          --
   Taiwan                      5,434,934           --    5,434,934          --
   Thailand                    6,786,616    6,355,801      430,815          --
   Turkey                      3,471,709           --    3,471,709          --
   United Kingdom                429,375           --      429,375          --
                             ---------------------------------------------------
TOTAL INVESTMENTS            $81,582,528  $25,862,857  $55,719,671     $    --
                             ===================================================


All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of June 30, 2012, the Fund transferred common stocks valued at $10,143,283 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2011 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on June 29, 2012 exceeding a certain threshold.

Page 72               See Notes to Financial Statements

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

INDUSTRY DIVERSIFICATION AS A PERCENTAGE OF NET ASSETS:
     Metals & Mining                                 12.3%
     Oil, Gas & Consumable Fuels                     10.7
     Electric Utilities                               7.8
     Food & Staples Retailing                         6.5
     Food Products                                    6.0
     Real Estate Management & Development             5.7
     Chemicals                                        4.3
     Industrial Conglomerates                         4.2
     Commercial Banks                                 3.3
     Diversified Telecommunication Services           3.1
     Machinery                                        2.8
     Electronic Equipment, Instruments &
        Components                                    2.7
     Specialty Retail                                 2.5
     Computers & Peripherals                          2.5
     Automobiles                                      2.2
     Household Durables                               2.2
     Diversified Financial Services                   1.9
     Water Utilities                                  1.7
     Airlines                                         1.6
     Transportation Infrastructure                    1.6
     Textiles, Apparel & Luxury Goods                 1.6
     Construction & Engineering                       1.5
     Media                                            1.4
     Construction Materials                           1.3
     Distributors                                     1.1
     Trading Companies & Distributors                 1.0
     Gas Utilities                                    0.9
     Wireless Telecommunication Services              0.9
     Road & Rail                                      0.8
     Internet Software & Services                     0.7
     Hotels, Restaurants & Leisure                    0.7
     Multiline Retail                                 0.5
     Semiconductors & Semiconductor Equipment         0.4
     Commercial Services & Supplies                   0.3
     Energy Equipment & Services                      0.3
     IT Services                                      0.2
     Paper & Forest Products                          0.2
     Net Other Assets and Liabilities                 0.6
                                                    ------
                                                    100.0%
                                                    ======


See Notes to Financial Statements                  Page 73

FIRST TRUST GERMANY ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS - 99.8%
             AIR FREIGHT & LOGISTICS - 3.6%
      8,337  Deutsche Post AG (a)              $    147,511
                                               ------------

             AIRLINES - 3.8%
     13,479  Deutsche Lufthansa AG (a)              155,828
                                               ------------

             AUTO COMPONENTS - 3.2%
      1,544  Continental AG (a)                     128,709
                                               ------------

             AUTOMOBILES - 11.1%
      1,914  Bayerische Motoren Werke AG (a)        138,512
      2,920  Daimler AG (a)                         131,223
      1,194  Volkswagen AG (a)                      180,430
                                               ------------
                                                    450,165
                                               ------------

             CAPITAL MARKETS - 2.2%
      2,524  Deutsche Bank AG (a)                    91,099
                                               ------------

             CHEMICALS - 13.1%
        919  BASF SE (a)                             63,902
        709  K+S AG (a)                              32,459
      3,095  Lanxess AG (a)                         195,866
        431  Linde AG (a)                            67,124
      1,201  Symrise AG (a)                          36,603
      1,992  Wacker Chemie AG (a)                   137,227
                                               ------------
                                                    533,181
                                               ------------

             COMMERCIAL BANKS - 4.4%
     19,003  Commerzbank AG (a) (b)                  32,275
      4,104  Deutsche Postbank AG (a) (b)           147,743
                                               ------------
                                                    180,018
                                               ------------

             COMMERCIAL SERVICES & SUPPLIES -
                2.3%
      1,128  Bilfinger Berger SE (a)                 91,939
                                               ------------

             CONSTRUCTION MATERIALS - 2.7%
      2,265  HeidelbergCement AG (a)                108,741
                                               ------------

             DIVERSIFIED TELECOMMUNICATION
                SERVICES - 1.5%
      5,586  Deutsche Telekom AG (a)                 61,219
                                               ------------

             FOOD & STAPLES RETAILING - 0.6%
        878  Metro AG (a)                            25,603
                                               ------------

             FOOD PRODUCTS - 4.4%
      5,022  Suedzucker AG (a)                      178,158
                                               ------------

             HEALTH CARE PROVIDERS & SERVICES
                - 6.0%
      2,023  Celesio AG (a)                          33,113
      1,415  Fresenius Medical Care AG & Co.
                KGaA (a)                             99,939
        693  Fresenius SE & Co. KGaA (a)             71,752
      1,682  Rhoen Klinikum AG (a)                   40,279
                                               ------------
                                                    245,083
                                               ------------

             INSURANCE - 3.8%
      2,584  Hannover Rueckversicherung AG (a)      153,925
                                               ------------

             INTERNET SOFTWARE & SERVICES -
                2.3%
      5,383  United Internet AG (a)                  92,540
                                               ------------


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             MACHINERY - 7.4%
      5,666  GEA Group AG (a)                  $    151,015
      1,442  MAN SE (a)                             147,482
                                               ------------
                                                    298,497
                                               ------------

             MEDIA - 2.4%
      2,237  Axel Springer AG (a)                    96,111
                                               ------------

             METALS & MINING - 4.9%
      3,005  Aurubis AG (a)                         145,116
      1,282  Salzgitter AG (a)                       52,774
                                               ------------
                                                    197,890
                                               ------------

             MULTI-UTILITIES - 4.3%
      2,971  E.On AG (a)                             64,201
      2,736  RWE AG (a)                             111,887
                                               ------------
                                                    176,088
                                               ------------

             PHARMACEUTICALS - 4.0%
      1,607  Merck KGaA (a)                         160,485
                                               ------------

             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT - 2.8%
     17,029  Infineon Technologies AG (a)           115,256
                                               ------------

             SOFTWARE - 1.8%
      1,212  SAP AG (a)                              71,769
                                               ------------

             TEXTILES, APPAREL & LUXURY GOODS
                - 2.5%
        985  Adidas AG (a)                           70,603
        110  Puma SE (a)                             31,770
                                               ------------
                                                    102,373
                                               ------------

             TRADING COMPANIES & DISTRIBUTORS
                - 3.8%
      1,377  Brenntag AG (a)                        152,389
                                               ------------

             TRANSPORTATION INFRASTRUCTURE -
                0.9%
        652  Fraport AG Frankfurt Airport
                Services Worldwide (a)               35,106
                                               ------------
             TOTAL INVESTMENTS - 99.8%            4,049,683
             (Cost $4,319,744) (c)
             NET OTHER ASSETS
                AND LIABILITIES - 0.2%                8,961
                                               ------------
             NET ASSETS - 100.0%               $  4,058,644
                                               ============


(a) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(b)   Non-income producing security.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $79,029 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $349,090.

Page 74                See Notes to Financial Statements

FIRST TRUST GERMANY ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                                TOTAL        LEVEL 1   SIGNIFICANT  SIGNIFICANT
                              VALUE AT       QUOTED    OBSERVABLE   UNOBSERVABLE
                              6/30/2012      PRICES      INPUTS        INPUTS
--------------------------------------------------------------------------------
Common Stocks*               $4,049,683      $   --    $4,049,683      $   --
                             ===================================================

COUNTRY ALLOCATION AS A PERCENTAGE OF NET ASSETS**:
     Germany                                         99.8%
     Net Other Assets and Liabilities                 0.2
                                                    ------
                                                    100.0%
                                                    ======

*  See Portfolio of Investments for industry breakout.

** Portfolio securities are categorized based on their country of incorporation.



                       See Notes to Financial Statements                 Page 75

FIRST TRUST CANADA ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS - 99.8%
             AUTO COMPONENTS - 4.3%
      4,511  Magna International, Inc.         $    178,163
                                               ------------
             CHEMICALS - 1.2%
        561  Agrium, Inc.                            49,719
                                               ------------
             COMMUNICATIONS EQUIPMENT - 2.3%
     12,953  Research In Motion Ltd. (a)             95,929
                                               ------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES - 1.0%
        665  TELUS Corp.                             39,935
                                               ------------
             ENERGY EQUIPMENT & SERVICES - 0.8%
      2,359  Ensign Energy Services, Inc.            32,439
                                               ------------
             FOOD & STAPLES RETAILING - 11.7%
      4,838  Alimentation Couche Tard, Inc.         211,273
      9,021  Jean Coutu Group PJC (The), Inc.       133,264
      2,840  Metro, Inc.                            145,417
                                               ------------
                                                    489,954
                                               ------------
             FOOD PRODUCTS - 5.4%
     14,279  Viterra, Inc.                          226,506
                                               ------------
             INSURANCE - 0.8%
         88  Fairfax Financial Holdings Ltd.         34,846
                                               ------------
             MEDIA - 0.8%
        747  Cogeco Cable, Inc.                      33,993
                                               ------------
             METALS & MINING - 14.5%
      9,363  AuRico Gold, Inc. (a)                   75,228
        585  Inmet Mining Corp.                      23,978
    131,077  Katanga Mining Ltd. (a)                 84,973
     39,628  Lundin Mining Corp. (a)                164,257
      6,883  Pan American Silver Corp.              116,486
      3,203  Teck Resources Ltd.                     99,195
      2,553  Yamana Gold, Inc.                       39,394
                                               ------------
                                                    603,511
                                               ------------
             MULTILINE RETAIL - 6.2%
      4,308  Dollarama, Inc.                        258,878
                                               ------------
             OIL, GAS & CONSUMABLE FUELS -
                35.5%
      6,021  AltaGas Ltd.                           171,209
      1,346  Baytex Energy Corp.                     56,704
      5,033  Enbridge, Inc.                         201,004
      4,450  Enerplus Corp.                          57,171
      4,685  Husky Energy, Inc.                     117,114
      2,534  Imperial Oil Ltd.                      106,004
      3,834  Keyera Corp. (CAD)                     159,596
      4,730  Nexen, Inc.                             80,096
      6,141  Pacific Rubiales Energy Corp.          130,046
      5,171  Pembina Pipeline Corp. (CAD)           132,157


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS -
                (CONTINUED)
      3,798  Penn West Petroleum Ltd.          $     50,958
      5,977  PetroBakken Energy Ltd.                 72,152
      2,610  Suncor Energy, Inc.                     75,472
      3,061  Trilogy Energy Corp.                    70,715
                                               ------------
                                                  1,480,398
                                               ------------
             PHARMACEUTICALS - 1.7%
      1,609  Valeant Pharmaceuticals
                International, Inc. (a)              72,177
                                               ------------
             REAL ESTATE INVESTMENT TRUSTS
                (REITS) - 5.3%
      3,801  Boardwalk Real Estate Investment
                Trust                               218,816
                                               ------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT - 5.0%
     12,004  Brookfield Office Properties, Inc.     210,108
                                               ------------
             ROAD & RAIL - 2.0%
      1,111  Canadian Pacific Railway Ltd.           81,538
                                               ------------
             TEXTILES, APPAREL & LUXURY
                GOODS - 1.3%
      2,001  Gildan Activewear, Inc.                 55,130
                                               ------------
             TOTAL INVESTMENTS - 99.8%            4,162,040
             (Cost $4,476,654) (b)
             NET OTHER ASSETS
                AND LIABILITIES - 0.2%                9,388
                                               ------------
             NET ASSETS - 100.0%               $  4,171,428
                                               ============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $234,829 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $549,443.

CAD   Canadian Dollar


Page 76              See Notes to Financial Statements

FIRST TRUST CANADA ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                                TOTAL        LEVEL 1   SIGNIFICANT  SIGNIFICANT
                              VALUE AT       QUOTED    OBSERVABLE   UNOBSERVABLE
                              6/30/2012      PRICES      INPUTS        INPUTS
--------------------------------------------------------------------------------
Common Stocks*               $4,162,040    $4,162,040    $   --        $   --
                             ===================================================

COUNTRY ALLOCATION AS A PERCENTAGE OF NET ASSETS**:
     Canada                                          99.8%
     Net Other Assets and Liabilities                 0.2
                                                    ------
                                                    100.0%
                                                    ======

*  See Portfolio of Investments for industry breakout.

** Portfolio securities are categorized based on their country of incorporation.


                       See Notes to Financial Statements                 Page 77

FIRST TRUST AUSTRALIA ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS - 99.0%
             AIR FREIGHT & LOGISTICS - 2.3%
     15,833  Toll Holdings Ltd. (a)            $     65,100
                                               ------------
             AIRLINES - 2.4%
     61,020  Qantas Airways Ltd. (a) (b)             67,790
                                               ------------
             CHEMICALS - 0.8%
      7,162  Incitec Pivot Ltd. (a)                  21,159
                                               ------------
             COMMERCIAL BANKS - 3.5%
      1,358  Commonwealth Bank of Australia (a)      74,370
        953  National Australia Bank Ltd. (a)        23,213
                                               ------------
                                                     97,583
                                               ------------
             COMMERCIAL SERVICES & SUPPLIES -
                3.4%
      6,246  Brambles Ltd. (a)                       39,614
      6,074  Mineral Resources Ltd. (a)              56,344
                                               ------------
                                                     95,958
                                               ------------
             CONSTRUCTION MATERIALS - 4.9%
     18,560  Boral Ltd. (a)                          56,565
      9,797  James Hardie Industries SE (a)          80,776
                                               ------------
                                                    137,341
                                               ------------
             CONTAINERS & PACKAGING - 4.0%
     15,445  Amcor Ltd. (a)                         112,750
                                               ------------
             DIVERSIFIED FINANCIAL SERVICES -
                3.3%
      6,442  Washington H Soul Pattinson & Co.,
                Ltd. (a)                             91,339
                                               ------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES - 3.6%
     26,754  Telstra Corp Ltd. (a)                  101,369
                                               ------------
             ELECTRIC UTILITIES - 1.8%
     47,807  SP AusNet (a)                           50,102
                                               ------------
             FOOD & STAPLES RETAILING - 2.2%
     11,026  Metcash Ltd. (a)                        38,198
        887  Woolworths Ltd. (a)                     24,417
                                               ------------
                                                     62,615
                                               ------------
             GAS UTILITIES - 2.7%
     14,881  APA Group (a)                           76,391
                                               ------------
             HEALTH CARE PROVIDERS & SERVICES
                - 3.9%
      4,621  Ramsay Health Care Ltd. (a)            107,370
                                               ------------
             HOTELS, RESTAURANTS & LEISURE -
                7.4%
     18,633  Echo Entertainment Group Ltd. (a)       82,153
     45,640  Tatts Group Ltd. (a)                   122,987
                                               ------------
                                                    205,140
                                               ------------
             INSURANCE - 4.0%
     13,289  Suncorp Group Ltd. (a)                 111,044
                                               ------------


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             METALS & MINING - 12.3%
      8,249  Atlas Iron Ltd. (a) (b)           $     17,375
      1,941  BHP Billiton Ltd. (a)                   63,223
      5,748  Iluka Resources Ltd. (a)                67,840
      8,900  OZ Minerals Ltd. (a)                    72,612
      1,477  Rio Tinto Ltd. (a)                      86,710
      3,521  Sims Metal Management Ltd. (a)          34,872
                                               ------------
                                                    342,632
                                               ------------
             MULTI-UTILITIES - 0.9%
      1,605  AGL Energy Ltd. (a)                     24,391
                                               ------------
             OIL, GAS & CONSUMABLE FUELS - 6.7%
      9,461  Caltex Australia Ltd. (a)              132,140
      8,055  New Hope Corp Ltd. (a)                  33,275
      1,820  Santos Ltd. (a)                         20,045
                                               ------------
                                                    185,460
                                               ------------
             PROFESSIONAL SERVICES - 4.6%
      2,273  Campbell Brothers Ltd. (a)             127,428
                                               ------------
             REAL ESTATE INVESTMENT TRUSTS
                (REITS) - 20.1%
     52,872  CFS Retail Property Trust (a)          105,527
    134,170  Dexus Property Group (a)               128,388
     36,274  GPT Group (a)                          122,699
     37,750  Mirvac Group (a)                        49,603
      6,982  Stockland (a)                           22,160
     44,723  Westfield Retail Trust (a)             131,181
                                               ------------
                                                    559,558
                                               ------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT - 1.7%
      6,221  Lend Lease Group (a)                    46,266
                                               ------------
             ROAD & RAIL - 0.8%
      4,949  Asciano Group (a)                       22,229
                                               ------------
             TRANSPORTATION INFRASTRUCTURE -
                1.7%
      7,926  Transurban Group (a)                    46,296
                                               ------------
             TOTAL COMMON STOCKS                  2,757,311
                                               ------------
             (Cost $2,986,640)

             RIGHTS - 0.2%
             HOTELS, RESTAURANTS & LEISURE -
                0.2%
      3,737  Echo Entertainment Group Ltd.,
                expiring 7/9/12 (a)                   3,748
                                               ------------
             TOTAL RIGHTS                             3,748
                                               ------------
             (Cost $0)
             TOTAL INVESTMENTS - 99.2%            2,761,059
             (Cost $2,986,640) (c)
             NET OTHER ASSETS
                AND LIABILITIES - 0.8%               23,508
                                               ------------
             NET ASSETS - 100.0%               $  2,784,567
                                               ============


Page 78                See Notes to Financial Statements

FIRST TRUST AUSTRALIA ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

(a) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(b)   Non-income producing security.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $151,220 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $376,801.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                                TOTAL        LEVEL 1   SIGNIFICANT  SIGNIFICANT
                              VALUE AT       QUOTED    OBSERVABLE   UNOBSERVABLE
                              6/30/2012      PRICES      INPUTS        INPUTS
--------------------------------------------------------------------------------
Common Stocks:*              $2,757,311      $   --    $2,757,311      $   --
Rights*                           3,748          --         3,748          --
                             ---------------------------------------------------
TOTAL INVESTMENTS            $2,761,059      $   --    $2,761,059      $   --
                             ===================================================

COUNTRY ALLOCATION AS A PERCENTAGE OF NET ASSETS**:
     Australia                                       96.3%
     Ireland                                          2.9
     Net Other Assets and Liabilities                 0.8
                                                    ------
                                                    100.0%
                                                    ======

*  See Portfolio of Investments for industry breakout.

** Portfolio securities are categorized based on their country of incorporation.

                       See Notes to Financial Statements                 Page 79

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS - 99.6%
             AEROSPACE & DEFENSE - 2.5%
      7,980  Rolls-Royce Holdings PLC (a)      $    107,552
                                               ------------

             AIRLINES - 4.0%
     11,122  easyJet PLC (a)                         92,694
     32,333  International Consolidated
                Airlines Group S.A. (b) (a)          80,925
                                               ------------
                                                    173,619
                                               ------------

             AUTO COMPONENTS - 0.8%
     13,021  GKN PLC (a)                             36,917
                                               ------------

             BEVERAGES - 0.5%
        847  Diageo PLC (a)                          21,831
                                               ------------

             CAPITAL MARKETS - 1.5%
     11,240  Aberdeen Asset Management
                PLC (a)                              45,781
      3,515  INVESTEC PLC (a)                        20,519
                                               ------------
                                                     66,300
                                               ------------

             CHEMICALS - 2.1%
      2,596  Johnson Matthey PLC (a)                 90,029
                                               ------------

             COMMERCIAL BANKS - 1.3%
     13,536  Barclays PLC (a)                        34,588
      5,904  Royal Bank of Scotland
                Group P (a) (b)                      19,999
                                               ------------
                                                     54,587
                                               ------------

             COMMERCIAL SERVICES & SUPPLIES -
                3.8%
      1,772  Aggreko PLC (a)                         57,627
      8,100  Babcock International Group
                PLC (a)                             108,485
                                               ------------
                                                    166,112
                                               ------------

             DISTRIBUTORS - 1.0%
      8,122  Inchcape PLC (a)                        42,160
                                               ------------

             DIVERSIFIED TELECOMMUNICATION
                SERVICES - 1.6%
      8,832  Inmarsat PLC (a)                        68,159
                                               ------------

             ELECTRIC UTILITIES - 0.9%
      1,846  Scottish and Southern Energy
                PLC (a)                              40,271
                                               ------------

             ENERGY EQUIPMENT & SERVICES - 1.3%
      1,859  John Wood Group PLC (a)                 20,051
      1,654  Petrofac Ltd. (a)                       36,102
                                               ------------
                                                     56,153
                                               ------------

             FOOD & STAPLES RETAILING - 3.4%
     11,801  J Sainsbury PLC (a)                     55,773
      2,953  TESCO PLC (a)                           14,351
     18,263  WM Morrison Supermarkets
                PLC (a)                              76,208
                                               ------------
                                                    146,332
                                               ------------


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             FOOD PRODUCTS - 2.9%
      5,074  Tate & Lyle PLC (a)               $     51,531
      2,203  Unilever PLC (a)                        73,963
                                               ------------
                                                    125,494
                                               ------------

             HOTELS, RESTAURANTS & LEISURE -
                5.7%
        560  Carnival PLC (a)                        19,146
      7,800  Compass Group PLC (a)                   81,877
      7,186  TUI Travel PLC (a)                      19,104
      1,524  Whitbread PLC (a)                       48,456
     17,625  William Hill PLC (a)                    78,164
                                               ------------
                                                    246,747
                                               ------------

             HOUSEHOLD DURABLES - 1.4%
      2,801  Berkeley Group Holdings
                PLC (b) (a)                          61,964
                                               ------------

             INDEPENDENT POWER PRODUCERS &
                ENERGY TRADERS - 2.2%
     10,931  Drax Group PLC (a)                      96,160
                                               ------------

             INDUSTRIAL CONGLOMERATES - 2.0%
      9,363  Cookson Group PLC (a)                   86,639
                                               ------------

             INSURANCE - 6.4%
      2,988  Catlin Group Ltd. (a)                   19,940
      3,456  Jardine Lloyd Thompson Group
                PLC (a)                              37,973
     15,388  Old Mutual PLC (a)                      36,597
      1,866  Prudential PLC (a)                      21,636
     14,218  Resolution Ltd. (a)                     43,737
     11,326  RSA Insurance Group PLC (a)             19,227
     18,358  St. James's Place PLC (a)               96,458
                                               ------------
                                                    275,568
                                               ------------

             MACHINERY - 3.1%
      5,647  Invensys PLC (a)                        19,681
      1,852  Rotork PLC (a)                          57,279
      2,345  Weir Group PLC (a)                      56,350
                                               ------------
                                                    133,310
                                               ------------

             MEDIA - 1.5%
     17,483  ITV PLC (a)                             21,037
        985  Pearson PLC (a)                         19,544
        958  Rightmove PLC (a)                       23,939
                                               ------------
                                                     64,520
                                               ------------

             METALS & MINING - 11.1%
      7,791  African Barrick Gold PLC (a)            47,368
      2,504  Anglo American PLC (a)                  82,295
      2,538  BHP Billiton PLC (a)                    72,136
      2,432  Lonmin PLC (a)                          29,584
        543  Randgold Resources Ltd. (a)             48,752
      1,906  Rio Tinto PLC (a)                       90,580
      3,522  Vedanta Resources PLC (a)               50,483


Page 80                See Notes to Financial Statements

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS - (CONTINUED)
             METALS & MINING - (CONTINUED)
      4,873  Xstrata PLC (a)                   $     61,270
                                               ------------
                                                    482,468
                                               ------------

             MULTILINE RETAIL - 3.8%
     15,324  Marks & Spencer Group PLC (a)           78,147
      1,741  Next PLC (a)                            87,419
                                               ------------
                                                    165,566
                                               ------------

             OIL, GAS & CONSUMABLE FUELS - 5.7%
     12,937  BP PLC (a)                              86,396
      8,846  Cairn Energy PLC (a)                    36,835
      2,428  Royal Dutch Shell PLC (a)               84,795
      1,700  Tullow Oil PLC (a)                      39,291
                                               ------------
                                                    247,317
                                               ------------

             PAPER & FOREST PRODUCTS - 2.1%
     10,474  Mondi PLC (a)                           89,714
                                               ------------

             PHARMACEUTICALS - 2.7%
      1,602  AstraZeneca PLC (a)                     71,590
      1,594  Shire PLC (a)                           45,859
                                               ------------
                                                    117,449
                                               ------------

             PROFESSIONAL SERVICES - 2.5%
      4,083  Experian PLC (a)                        57,604
      1,171  Intertek Group PLC (a)                  49,060
                                               ------------
                                                    106,664
                                               ------------

             REAL ESTATE INVESTMENT TRUSTS
                (REITS) - 11.4%
     12,881  British Land Co., PLC (a)              103,145
     11,445  Capital Shopping Centres Group
                PLC (a)                              57,818
      3,819  Derwent London PLC (a)                 111,032
     16,548  Hammerson PLC (a)                      114,929
      9,374  Land Securities Group PLC (a)          108,607
                                               ------------
                                                    495,531
                                               ------------

             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT - 1.8%
     10,851  Imagination Technologies Group
                PLC (b) (a)                          79,506
                                               ------------

             SPECIALTY RETAIL - 1.0%
      9,505  Kingfisher PLC (a)                      42,877
                                               ------------

             TOBACCO - 2.2%
        780  British American Tobacco PLC (a)        39,655
      1,468  Imperial Tobacco Group PLC (a)          56,560
                                               ------------
                                                     96,215
                                               ------------

             TRADING COMPANIES & DISTRIBUTORS
                - 4.5%
      5,391  Bunzl PLC (a)                           88,115
      1,498  Travis Perkins PLC (a)                  22,808


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             TRADING COMPANIES & DISTRIBUTORS -
                (CONTINUED)
      2,235  Wolseley PLC (a)                  $     83,304
                                               ------------
                                                    194,227
                                               ------------

             WIRELESS TELECOMMUNICATION
                SERVICES - 0.9%
     13,320  Vodafone Group PLC (a)                  37,439
                                               ------------
             TOTAL INVESTMENTS - 99.6%            4,315,397
             (Cost $4,505,944) (c)
             NET OTHER ASSETS
                AND LIABILITIES - 0.4%               17,632
                                               ------------
             NET ASSETS - 100.0%               $  4,333,029
                                               ============


(a) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(b)   Non-income producing security.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $134,430 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $324,977.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                                TOTAL        LEVEL 1   SIGNIFICANT  SIGNIFICANT
                              VALUE AT       QUOTED    OBSERVABLE   UNOBSERVABLE
                              6/30/2012      PRICES      INPUTS        INPUTS
--------------------------------------------------------------------------------
Common Stocks*               $4,315,397      $   --    $4,315,397      $   --
                             ===================================================

COUNTRY ALLOCATION AS A PERCENTAGE OF NET ASSETS**:
     United Kingdom                                  90.0%
     Jersey                                           6.3
     Spain                                            1.9
     Guernsey                                         1.0
     Bermuda                                          0.4
     Net Other Assets and Liabilities                 0.4
                                                    ------
                                                    100.0%
                                                    ======

*  See Portfolio of Investments for industry breakout.

** Portfolio securities are categorized based on their country of incorporation.

                       See Notes to Financial Statements                 Page 81

FIRST TRUST TAIWAN ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS - 100.1%
             AIRLINES - 0.8%
     34,460  Eva Airways Corp. (a)             $     21,149
                                               ------------
             AUTO COMPONENTS - 2.8%
     30,304  Cheng Shin Rubber Industry Co.,
                Ltd. (a)                             76,725
                                               ------------
             AUTOMOBILES - 0.8%
     12,724  Yulon Motor Co., Ltd. (a)               22,599
                                               ------------
             CAPITAL MARKETS - 1.4%
     85,648  Yuanta Financial Holding Co.,
                Ltd. (a) (b)                         39,243
                                               ------------
             CHEMICALS - 4.8%
     33,124  Formosa Chemicals & Fibre Corp. (a)     87,767
     16,378  Formosa Plastics Corp. (a)              44,138
                                               ------------
                                                    131,905
                                               ------------
             COMMERCIAL BANKS - 2.6%
    189,038  Taishin Financial Holding Co.,
                Ltd. (a)                             73,141
                                               ------------
             COMMUNICATIONS EQUIPMENT - 1.9%
      3,994  HTC Corp. (a)                           52,733
                                               ------------
             COMPUTERS & PERIPHERALS - 20.8%
      6,140  ASUSTeK Computer, Inc. (a)              56,437
      9,418  Catcher Technology Co., Ltd. (a)        63,567
     65,726  Compal Electronics, Inc. (a)            60,862
     97,014  LiteOn Technology Corp. (a)            122,196
     80,320  Pegatron Corp. (a) (b)                 105,967
     31,160  Quanta Computer, Inc. (a)               83,678
     69,010  Wistron Corp. (a)                       85,188
                                               ------------
                                                    577,895
                                               ------------
             CONSTRUCTION MATERIALS - 3.5%
     58,380  Asia Cement Corp. (a)                   73,901
     18,904  Taiwan Cement Corp. (a)                 22,608
                                               ------------
                                                     96,509
                                               ------------
             DIVERSIFIED FINANCIAL SERVICES -
                1.5%
     41,288  Fubon Financial Holding Co., Ltd.
                (a)                                  41,786
                                               ------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES - 0.8%
      6,616  Chunghwa Telecom Co., Ltd. (a)          20,820
                                               ------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS - 18.3%
    203,580  AU Optronics Corp. (a)                  82,733
    271,162  Chimei Innolux Corp. (a) (b)           113,032
    135,498  Foxconn International Holdings
                Ltd. (a) (b)                         49,501
     39,906  Hon Hai Precision Industry Co.,
                Ltd. (a)                            120,658
     36,204  Synnex Technology International
                Corp. (a)                            88,599
      4,346  TPK Holding Co., Ltd. (a)               55,268
                                               ------------
                                                    509,791
                                               ------------


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             FOOD & STAPLES RETAILING - 2.3%
     12,030  President Chain Store Corp. (a)   $     64,187
                                               ------------
             FOOD PRODUCTS - 4.3%
     74,762  Uni-President Enterprises Corp. (a)    120,525
                                               ------------
             INDUSTRIAL CONGLOMERATES - 1.4%
     37,646  Far Eastern New Century Corp. (a)       40,036
                                               ------------
             INSURANCE - 0.8%
     77,114  Shin Kong Financial Holding Co.,
                Ltd. (a) (b)                         22,430
                                               ------------
             METALS & MINING - 0.8%
     22,974  China Steel Corp. (a)                   21,625
                                               ------------
             OIL, GAS & CONSUMABLE FUELS -
                1.4%
     14,108  Formosa Petrochemical Corp. (a)         38,427
                                               ------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT - 13.4%
    127,728  Advanced Semiconductor
                Engineering, Inc. (a)               104,850
      4,188  MStar Semiconductor, Inc. (a)           28,250
     97,658  Siliconware Precision Industries
                Co. (a)                             102,673
      8,728  Taiwan Semiconductor
                Manufacturing Co., Ltd. (a)          23,893
    260,486  United Microelectronics Corp. (a)      113,404
                                               ------------
                                                    373,070
                                               ------------
             SPECIALTY RETAIL - 5.3%
     22,736  Hotai Motor Co., Ltd. (a)              148,245
                                               ------------
             TEXTILES, APPAREL & LUXURY GOODS
                - 2.5%
     79,876  Pou Chen Corp. (a)                      68,479
                                               ------------
             WIRELESS TELECOMMUNICATION
                SERVICES - 7.9%
     58,140  Far EasTone Telecommunications
                Co., Ltd. (a)                       126,493
     28,036  Taiwan Mobile Co., Ltd. (a)             92,714
                                               ------------
                                                    219,207
                                               ------------
             TOTAL INVESTMENTS - 100.1%           2,780,527
             (Cost $3,003,450) (c)
             NET OTHER ASSETS
                AND LIABILITIES - (0.1%)             (1,689)
                                               ------------
             NET ASSETS - 100.0%               $  2,778,838
                                               ============

(a) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(b)   Non-income producing security.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $95,958 and the aggregate gross

Page 82                See Notes to Financial Statements

FIRST TRUST TAIWAN ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

      unrealized depreciation for all securities in which there was an excess of tax cost over value was $318,881.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                                TOTAL        LEVEL 1   SIGNIFICANT  SIGNIFICANT
                              VALUE AT       QUOTED    OBSERVABLE   UNOBSERVABLE
                              6/30/2012      PRICES      INPUTS        INPUTS
--------------------------------------------------------------------------------
Common Stocks*               $2,780,527      $   --    $2,780,527      $   --
                             ===================================================

COUNTRY ALLOCATION AS A PERCENTAGE OF NET ASSETS**:
     Taiwan                                          95.3%
     Cayman Islands                                   4.8
     Net Other Assets and Liabilities                (0.1)
                                                    ------
                                                    100.0%
                                                    ======

*  See Portfolio of Investments for industry breakout.

** Portfolio securities are categorized based on their country of incorporation.

                       See Notes to Financial Statements                 Page 83

FIRST TRUST HONG KONG ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS - 99.6%
             AIRLINES - 1.4%
     25,460  Cathay Pacific Airways Ltd. (a)   $     41,343
                                               ------------
             AUTO COMPONENTS - 0.7%
     38,018  Xinyi Glass Holdings Ltd. (a)           20,450
                                               ------------
             CAPITAL MARKETS - 0.6%
      2,346  Guoco Group Ltd. (a)                    18,231
                                               ------------
             COMMERCIAL BANKS - 2.9%
     22,870  Bank of East Asia Ltd. (a)              82,429
                                               ------------
             CONSTRUCTION MATERIALS - 1.8%
     87,854  China Resources Cement Holdings
                Ltd. (a)                             51,781
                                               ------------
             DISTRIBUTORS - 3.7%
     92,654  Dah Chong Hong Holdings Ltd. (a)        83,488
     11,792  Li & Fung Ltd. (a)                      22,801
                                               ------------
                                                    106,289
                                               ------------
             DIVERSIFIED FINANCIAL SERVICES -
                3.8%
    104,924  First Pacific Co., Ltd. (a)            109,104
                                               ------------
             ELECTRIC UTILITIES - 0.8%
      2,568  CLP Holdings Ltd. (a)                   21,808
                                               ------------
             FOOD & STAPLES RETAILING - 2.7%
      7,200  Dairy Farm International Holdings
                Ltd. (a)                             76,765
                                               ------------
             GAS UTILITIES - 1.7%
     13,620  ENN Energy Holdings Ltd. (a)            48,168
                                               ------------
             HOTELS, RESTAURANTS & LEISURE -
                13.9%
     59,536  Galaxy Entertainment Group
                Ltd. (a) (b)                        149,628
      9,032  Melco Crown Entertainment Ltd.,
                ADR (b)                             104,049
     38,624  Sands China Ltd. (a)                   124,254
      8,696  Wynn Macau Ltd. (a)                     20,566
                                               ------------
                                                    398,497
                                               ------------
             INDUSTRIAL CONGLOMERATES - 11.3%
     42,688  Hopewell Holdings Ltd. (a)             121,654
      5,214  Hutchison Whampoa Ltd. (a)              45,226
      1,200  Jardine Matheson Holdings Ltd. (a)      58,452
      2,500  Jardine Strategic Holdings Ltd. (a)     76,850
     14,822  NWS Holdings Ltd.                       21,640
                                               ------------
                                                    323,822
                                               ------------
             INSURANCE - 3.4%
     27,768  AIA Group Ltd. (a)                      95,912
                                               ------------
             MARINE - 1.3%
      7,478  Orient Overseas International
                Ltd. (a)                             36,725
                                               ------------
             MEDIA - 0.9%
      3,600  Television Broadcasts Ltd. (a)          25,189
                                               ------------


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             METALS & MINING - 2.3%
    124,790  Fosun International Ltd. (a)      $     65,202
                                               ------------
             PERSONAL PRODUCTS - 2.4%
      7,002  Hengan International Group Co.,
                Ltd. (a)                             68,117
                                               ------------
             REAL ESTATE INVESTMENT TRUSTS
                (REITS) - 3.4%
     23,714  Link REIT (a)                           97,047
                                               ------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT - 34.6%
      7,340  Cheung Kong Holdings Ltd. (a)           90,718
      8,786  Henderson Land Development Co.,
                Ltd. (a)                             48,960
     24,000  Hongkong Land Holdings Ltd. (a)        138,450
     26,598  Hysan Development Co., Ltd. (a)        101,386
      6,598  Kerry Properties Ltd. (a)               28,221
     81,258  New World Development Co., Ltd. (a)     95,644
     30,662  Sino Land Co., Ltd. (a)                 46,479
      5,226  Sun Hung Kai Properties Ltd. (a)        62,098
      9,332  Swire Pacific Ltd. (a)                 108,418
     24,154  Wharf Holdings Ltd. (a)                134,477
     35,252  Wheelock & Co., Ltd. (a)               133,263
                                               ------------
                                                    988,114
                                               ------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT - 3.0%
      3,892  ASM Pacific Technology Ltd. (a)         49,774
    155,274  GCL-Poly Energy Holdings Ltd. (a)       34,530
                                               ------------
                                                     84,304
                                               ------------
             TEXTILES, APPAREL & LUXURY GOODS
                - 3.0%
     27,626  Yue Yuen Industrial Holdings
                Ltd. (a)                             86,140
                                               ------------
             TOTAL INVESTMENTS - 99.6%            2,845,437
             (Cost $3,010,905) (c)
             NET OTHER ASSETS
                AND LIABILITIES - 0.4%               11,690
                                               ------------
             NET ASSETS - 100.0%               $  2,857,127
                                               ============

(a) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(b)   Non-income producing security.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $69,560 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $235,028.

ADR   American Depositary Receipt

Page 84                See Notes to Financial Statements

FIRST TRUST HONG KONG ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                                TOTAL        LEVEL 1   SIGNIFICANT  SIGNIFICANT
                              VALUE AT       QUOTED    OBSERVABLE   UNOBSERVABLE
                              6/30/2012      PRICES      INPUTS        INPUTS
--------------------------------------------------------------------------------
Common Stocks:
   Airlines                  $   41,343      $   --      $ 41,343      $   --
   Auto Components               20,450          --        20,450          --
   Capital Markets               18,231          --        18,231          --
   Commercial Banks              82,429          --        82,429          --
   Construction
      Materials                  51,781          --        51,781          --
   Distributors                 106,289          --       106,289          --
   Diversified
      Financial Services        109,104          --       109,104          --
   Electric Utilities            21,808          --        21,808          --
   Food & Staples
      Retailing                  76,765          --        76,765          --
   Gas Utilities                 48,168          --        48,168          --
   Hotels, Restaurants
      & Leisure                 398,497     104,049       294,448          --
   Industrial
      Conglomerates             323,822          --       323,822          --
   Insurance                     95,912          --        95,912          --
   Marine                        36,725          --        36,725          --
   Media                         25,189          --        25,189          --
   Metals & Mining               65,202          --        65,202          --
   Personal Products             68,117          --        68,117          --
   Real Estate
      Investment Trusts
      (REITs)                    97,047          --        97,047          --
   Real Estate
      Management &
      Development               988,114          --       988,114          --
   Semiconductors &
      Semiconductor
      Equipment                  84,304          --        84,304          --
   Textiles, Apparel
      & Luxury Goods             86,140          --        86,140          --
                             ---------------------------------------------------
TOTAL INVESTMENTS            $2,845,437   $ 104,049    $2,741,388      $   --
                             ===================================================

COUNTRY ALLOCATION AS A PERCENTAGE OF NET ASSETS*:
     Hong Kong                                       57.8%
     Bermuda                                         23.6
     Cayman Islands                                  18.2
     Net Other Assets and Liabilities                 0.4
                                                    ------
                                                    100.0%
                                                    ======

* Portfolio securities are categorized based on their country of incorporation.

                       See Notes to Financial Statements                 Page 85

FIRST TRUST SWITZERLAND ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS - 99.6%
             AIR FREIGHT & LOGISTICS - 1.5%
        700  Panalpina Welttransport
                Holding AG (a)                 $     62,895
                                               ------------

             CAPITAL MARKETS - 4.6%
      3,051  Credit Suisse Group AG (a)              55,824
      1,833  Julius Baer Group Ltd. (a)              66,459
      6,023  UBS AG (a) (b)                          70,482
                                               ------------
                                                    192,765
                                               ------------

             CHEMICALS - 15.3%
     18,160  Clariant AG (b) (a)                    179,464
        212  EMS-Chemie Holding AG (a)               38,682
        188  Givaudan S.A. (a)                      184,515
         38  Sika AG (a)                             73,379
        490  Syngenta AG (a)                        167,740
                                               ------------
                                                    643,780
                                               ------------

             CONSTRUCTION MATERIALS - 2.7%
      2,010  Holcim Ltd. (a)                        111,365
                                               ------------

             DIVERSIFIED TELECOMMUNICATION
                SERVICES - 2.7%
        284  Swisscom AG (a)                        114,418
                                               ------------

             ELECTRIC UTILITIES - 7.7%
        990  Alpiq Holding AG (a)                   166,621
      4,619  BKW S.A. (a) (b)                       154,888
                                               ------------
                                                    321,509
                                               ------------

             ELECTRICAL EQUIPMENT - 2.2%
      5,713  ABB Ltd. (a)                            93,283
                                               ------------

             FOOD PRODUCTS - 12.8%
      3,708  Aryzta AG (a)                          184,565
        182  Barry Callebaut AG (a)                 165,575
         12  Lindt & Spruengli AG (a)                37,086
      2,494  Nestle S.A. (a)                        148,837
                                               ------------
                                                    536,063
                                               ------------

             HEALTH CARE EQUIPMENT & SUPPLIES
                - 1.5%
        343  Sonova Holding AG (a)                   33,176
        208  Straumann Holding AG (a)                30,593
                                               ------------
                                                     63,769
                                               ------------

             INSURANCE - 16.7%
      2,091  Baloise Holding AG (a)                 138,143
        342  Helvetia Holding AG (a)                103,466
      1,948  Swiss Life Holding AG (a)              183,604
      2,110  Swiss Re AG (a)                        133,018
        634  Zurich Insurance Group AG (a)          143,363
                                               ------------
                                                    701,594
                                               ------------

             LIFE SCIENCES TOOLS & SERVICES -
                2.4%
      2,427  Lonza Group AG (a)                     100,976
                                               ------------


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             MACHINERY - 6.1%
        205  Bucher Industries AG (a)          $     32,741
        923  Schindler Holding AG (a)               103,198
      1,006  Sulzer AG (a)                          119,273
                                               ------------
                                                    255,212
                                               ------------

             PHARMACEUTICALS - 9.8%
        306  Galenica AG (a)                        194,662
      1,254  Novartis AG (a)                         70,113
        846  Roche Holding AG (a)                   146,132
                                               ------------
                                                    410,907
                                               ------------

             PROFESSIONAL SERVICES - 2.8%
      1,711  Adecco S.A. (a)                         76,088
         22  SGS S.A. (a)                            41,249
                                               ------------
                                                    117,337
                                               ------------

             REAL ESTATE MANAGEMENT &
                DEVELOPMENT - 4.5%
      1,713  PSP Swiss Property AG (a)              151,178
        477  Swiss Prime Site AG (a)                 39,787
                                               ------------
                                                    190,965
                                               ------------

             TEXTILES, APPAREL & LUXURY GOODS
                - 2.8%
      1,417  Cie Financiere Richemont S.A. (a)       77,807
         96  Swatch Group AG (a)                     37,943
                                               ------------
                                                    115,750
                                               ------------

             TRANSPORTATION INFRASTRUCTURE -
                3.5%
        413  Flughafen Zuerich AG (a)               145,074
                                               ------------
             TOTAL INVESTMENTS - 99.6%            4,177,662
             (Cost $4,551,085) (c)
             NET OTHER ASSETS
                AND LIABILITIES - 0.4%               15,497
                                               ------------
             NET ASSETS - 100.0%               $  4,193,159
                                               ============

(a) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(b)   Non-income producing security.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $48,305 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $421,728.

Page 86              See Notes to Financial Statements

FIRST TRUST SWITZERLAND ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                                TOTAL        LEVEL 1   SIGNIFICANT  SIGNIFICANT
                              VALUE AT       QUOTED    OBSERVABLE   UNOBSERVABLE
INVESTMENTS                   6/30/2012      PRICES      INPUTS        INPUTS
--------------------------------------------------------------------------------
Common Stocks*               $4,177,662      $   --    $4,177,662      $   --
                             ===================================================

COUNTRY ALLOCATION AS A PERCENTAGE OF NET ASSETS**:
     Switzerland                                     99.6%
     Net Other Assets and Liabilities                 0.4
                                                    ------
                                                    100.0%
                                                    ======

*  See Portfolio of Investments for industry breakout.

** Portfolio securities are categorized based on their country of incorporation.

                       See Notes to Financial Statements                 Page 87

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS (A) - 99.6%
             AUSTRALIA - 5.4%
      2,189  Ardent Leisure Group (b)          $      2,876
      1,684  Ausenco Ltd. (b)                         6,229
      4,263  Australian Infrastructure Fund (b)      10,545
      1,218  AWE Ltd. (b)                             1,691
        877  Billabong International Ltd. (b)           978
        584  Boart Longyear Ltd. (b)                  1,740
      1,043  Cardno Ltd. (b)                          8,131
        415  Credit Corp Group Ltd. (b)               2,475
      2,250  Emeco Holdings Ltd. (b)                  2,032
        718  Forge Group Ltd. (b)                     3,248
        269  GrainCorp Ltd. (b)                       2,634
     18,272  Grange Resources Ltd. (b)                9,893
      3,198  Imdex Ltd. (b)                           5,852
      4,742  Industrea Ltd. (b)                       6,301
      1,914  Investa Office Fund (b)                  5,341
     14,129  Macmahon Holdings Ltd. (b)               8,417
     10,849  Mount Gibson Iron Ltd. (b)               9,694
      2,928  NRW Holdings Ltd. (b)                    9,170
      8,527  Ramelius Resources Ltd. (b) (c)          4,271
      4,521  RCR Tomlinson Ltd. (b)                   8,332
      1,191  Regis Resources Ltd. (b) (c)             4,802
      2,964  Sedgman Ltd. (b)                         4,248
      9,286  Senex Energy Ltd. (b)                    6,829
      1,039  Skilled Group Ltd. (b)                   2,539
      5,502  Southern Cross Media Group Ltd. (b)      6,827
      3,539  St. Barbara Ltd. (b) (c)                 6,451
      1,711  Tox Free Solutions Ltd. (b)              4,392
                                               ------------
                                                    145,938
                                               ------------
             AUSTRIA - 0.2%
        198  AMAG Austria Metall AG (b)               4,350
                                               ------------
                BELGIUM - 0.6%
          2  Banque Nationale de Belgique (b)         5,260
        105  Barco NV (b)                             5,325
        235  NV Bekaert S.A. (b)                      5,824
                                               ------------
                                                     16,409
                                               ------------
             BERMUDA - 4.0%
     30,000  China Glass Holdings Ltd. (b)            3,949
     60,000  China Oil and Gas Group Ltd.
                (b) (c)                               5,711
    120,000  China Power New Energy
                Development Co., Ltd. (b) (c)         4,872
    230,700  China WindPower Group Ltd. (b)           8,300
    330,000  CSI Properties Ltd. (b)                 14,329
     71,812  Emperor International Holdings (b)      13,784
      4,270  Great Eagle Holdings Ltd. (b)           11,029
     22,132  Hopson Development Holdings
                Ltd. (b) (c)                         13,280
     28,000  K Wah International Holdings
                Ltd. (b)                             11,041
    102,000  Pacific Andes International
                Holdings Ltd. (b)                     6,143
     91,000  Pacific Andes Resources
                Development Ltd. (b)                 10,883
     43,000  Pacific Century Premium
                Developments Ltd. (b) (c)             1,552


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             BERMUDA - (CONTINUED)
     27,154  REXLot Holdings Ltd. (b)          $      1,945
        133  Stolt-Nielsen Ltd. (b)                   2,241
                                               ------------
                                                    109,059
                                               ------------
             CANADA - 6.6%
        403  Absolute Software Corp. (c)              2,177
        762  Aecon Group, Inc.                        8,832
        622  Artis Real Estate Investment Trust      10,019
        438  Atrium Innovations, Inc. (c)             4,711
         97  Badger Daylighting Ltd.                  2,353
        335  Bird Construction, Inc.                  4,686
         90  Calfrac Well Services Ltd.               2,015
        224  Canadian Apartment Properties REIT       5,232
      2,621  Connacher Oil and Gas Ltd. (c)           1,223
      1,133  DeeThree Exploration Ltd. (c)            3,672
        354  Dorel Industries, Inc., Class B          9,388
      3,226  Essential Energy Services Ltd            5,672
      1,610  Horizon North Logistics, Inc.            9,188
        467  Linamar Corp.                            9,045
      1,187  Martinrea International, Inc. (c)        9,327
        135  Morguard Corp.                          11,934
        607  Morguard Real Estate Investment
                Trust                                10,136
      2,735  Nevsun Resources Ltd.                    8,892
        411  NorthWest Healthcare Properties
                Real Estate Investment Trust          5,288
        187  Parkland Fuel Corp.                      2,616
        543  Petrominerales Ltd.                      6,133
        772  Second Wave Petroleum, Inc. (c)            698
      1,850  Sherritt International Corp.             8,904
      1,861  Thompson Creek Metals Co., Inc. (c)      5,959
        935  Torstar Corp.                            8,715
        599  TransForce, Inc.                         9,814
        388  Trinidad Drilling Ltd.                   2,214
        207  Wajax Corp.                              9,796
                                               ------------
                                                    178,639
                                               ------------
             CAYMAN ISLANDS - 1.0%
     16,980  China Rare Earth Holdings Ltd. (b)       4,474
     25,000  Regent Manner International
                Holdings Ltd. (b)                     5,568
     26,330  TCC International Holdings Ltd. (b)      7,018
     10,000  Towngas China Co., Ltd. (b)              7,227
     14,522  Truly International Holdings (b)         2,084
                                               ------------
                                                     26,371
                                               ------------
             CYPRUS - 0.3%
      3,572  Songa Offshore SE (b) (c)                8,523
                                               ------------
             DENMARK - 0.7%
         85  D/S Norden (b)                           2,256
        431  East Asiatic Co., Ltd. A/S (b)          10,545
        654  Pandora A/S (b)                          6,141
                                               ------------
                                                     18,942
                                               ------------

Page 88                See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS (a) - (CONTINUED)
             FINLAND - 0.4%
        550  PKC Group OYJ (b)                 $      8,472
        134  Tieto OYJ (b)                            2,141
                                               ------------
                                                     10,613
                                               ------------

             FRANCE - 2.1%
        306  AB Science S.A. (b) (c)                  3,737
        444  Akka Technologies S.A. (b)              12,327
        403  Altran Technologies S.A. (b) (c)         1,778
        336  Assystem (b)                             5,524
        759  Derichebourg S.A. (b)                    1,838
         69  Eurofins Scientific (b)                  8,569
        217  FFP (b)                                  6,968
        214  Manitou BF S.A. (b)                      3,732
        348  Plastic Omnium S.A. (b)                  8,739
        134  Rallye S.A. (b)                          3,829
                                               ------------
                                                     57,041
                                               ------------

             GERMANY - 3.2%
      1,519  Balda AG (b)                             9,254
        170  Bechtle AG (b)                           6,272
         33  Bertrandt AG (b)                         2,472
        768  Centrotherm Photovoltaics AG (b)         2,270
        198  Duerr AG (b)                            12,217
        796  Elster Group SE, ADR (c)                16,159
        216  Grammer AG (b)                           3,776
         82  Indus Holding AG (b)                     2,251
        675  Jenoptik AG (b)                          4,284
        242  Leoni AG (b)                             9,232
         56  SMA Solar Technology AG (b)              1,921
      3,195  Solarworld AG (b)                        5,613
        351  Suss Microtec AG (b) (c)                 4,043
        566  Wacker Neuson SE (b)                     7,497
                                               ------------
                                                     87,261
                                               ------------

             GIBRALTAR - 0.4%
      9,926  888 Holdings PLC (b) (c)                 9,886
                                               ------------

             GREECE - 1.0%
      2,583  JUMBO S.A. (b)                           9,967
        788  Metka S.A. (b)                           6,806
        310  Motor Oil Hellas Corinth
                Refineries S.A. (b)                   2,120
      1,395  Mytilineos Holdings S.A. (b)             4,345
      1,693  Public Power Corp. S.A. (b)              3,998
                                               ------------
                                                     27,236
                                               ------------

             HONG KONG - 3.1%
      2,810  China Ocean Resources Co., Ltd. (b)      9,875
     20,000  Emperor Watch & Jewellery Ltd. (b)       1,837
     32,000  Goldin Properties Holdings Ltd. (b)     12,651
     12,402  Kowloon Development Co., Ltd. (b)       12,592
    782,000  Lai Sun Development (b) (c)             11,518
     30,000  Shougang Fushan Resources Group
                Ltd. (b)                              7,822
     26,236  Singamas Container Holdings
                Ltd. (b)                              5,721
     52,000  VST Holdings Ltd. (b)                    9,156


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             HONG KONG - (CONTINUED)
     24,526  Yuexiu Real Estate Investment
                Trust (b)                      $     11,838
                                               ------------
                                                     83,010
                                               ------------

             IRELAND - 0.6%
      8,045  Aer Lingus Group PLC (b)                10,303
        490  C&C Group PLC                            2,090
        485  Kingspan Group PLC (b)                   3,936
                                               ------------
                                                     16,329
                                               ------------

             ISLE OF MAN (U.K.) - 0.0%
        460  Lamprell PLC (b)                           727
                                               ------------

             ISRAEL - 1.2%
      2,556  Africa Israel Investments Ltd.
                (b) (c)                               7,518
      1,580  Alony Hetz Properties &
                Investments Ltd. (b)                  6,464
      2,046  Clal Industries and Investments
                Ltd. (b)                              6,032
        361  Jerusalem Economy Ltd. (b)               1,728
      1,488  Nitsba Holdings 1995 Ltd. (b) (c)       10,666
                                               ------------
                                                     32,408
                                               ------------

             ITALY - 2.8%
      4,359  Arnoldo Mondadori Editore
                S.p.A. (b) (c)                        4,901
        949  Astaldi S.p.A. (b)                       6,035
      1,467  Autostrada Torino-Milano S.p.A. (b)      9,114
        464  Azimut Holding S.p.A. (b)                4,764
        220  Brembo S.p.A. (b)                        2,189
     21,575  Cam Finanziaria S.p.A. (b) (c)           8,200
        612  De'Longhi S.p.A. (b)                     5,892
        284  ERG S.p.A. (b)                           1,797
      5,350  Gruppo Editoriale L'Espresso
                S.p.A. (b)                            4,115
      1,767  Hera S.p.A. (b)                          2,489
      1,890  Impregilo S.p.A. (b)                     8,087
        296  Interpump Group S.p.A. (b)               2,252
      8,827  Iren S.p.A (b)                           3,490
      1,197  Safilo Group S.p.A. (b) (c)              7,074
        426  Trevi Finanziaria Industriale
                S.p.A. (b)                            2,369
        159  Yoox S.p.A. (b) (c)                      2,300
                                               ------------
                                                     75,068
                                               ------------

             JAPAN - 36.5%
         10  Accordia Golf Co., Ltd. (b)              6,615
      1,700  Aida Engineering Ltd. (b)               10,697
      2,400  Aiful Corp. (b) (c)                      4,897
        100  Ain Pharmaciez, Inc. (b)                 6,032
      1,300  AOC Holdings, Inc. (b)                   5,304
        500  Arc Land Sakamoto Co., Ltd. (b)          7,862
        500  Arcs Co., Ltd. (b)                      10,685
        900  Arnest One Corp. (b)                    11,429
        600  ASKUL Corp. (b)                          6,847
      5,000  Chuetsu Pulp & Paper Co., Ltd. (b)       9,506
      4,000  Clarion Co., Ltd. (b) (c)                9,294


                       See Notes to Financial Statements                 Page 89

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS (a) - (CONTINUED)
             JAPAN - (CONTINUED)
        900  CMK Corp/Japan (b)                $      3,804
        400  Cocokara fine, Inc. (b)                 13,261
      2,000  Daiichi Jitsugyo Co., Ltd. (b)          10,029
      5,000  Daikyo, Inc. (b)                        13,188
         34  eAccess Ltd. (b)                         6,656
      1,400  EDION Corp. (b)                          7,030
        500  Endo Lighting Corp. (b)                 13,763
      1,000  Ferrotec Corp. (b)                       6,242
        400  Fuji Machine Manufacturing Co.,
                Ltd. (b)                              7,085
        300  Fuji Seal International, Inc. (b)        5,726
      1,000  Fujitsu General Ltd. (b)                 7,544
      2,000  Furukawa-Sky Aluminum Corp. (b)          6,051
      1,000  GMO internet, Inc. (b)                   5,257
      1,000  Godo Steel Ltd. (b)                      2,264
      2,000  Goldwin, Inc. (b)                       12,509
      1,000  H2O Retailing Corp. (b)                 10,023
        300  HAJIME CONSTRUCTION Co.,
                Ltd. (b)                              8,711
      9,500  Haseko Corp. (b) (c)                     6,972
      4,200  Hazama Corp. (b)                        11,840
        400  Hikari Tsushin, Inc. (b)                17,715
      1,400  Inabata & Co., Ltd. (b)                  8,813
      7,000  Ishihara Sangyo Kaisha Ltd. (b) (c)      6,182
        500  Izumi Co., Ltd. (b)                     10,024
      1,900  JFE Shoji Trade Corp. (b) (c)            8,435
        200  K's Holdings Corp. (b)                   5,846
        200  Kadokawa Group Holdings, Inc. (b)        5,479
      1,000  Kamei Corp. (b)                         10,423
      1,000  Kanamoto Co., Ltd. (b)                  11,305
     10,000  Kanematsu Corp. (b) (c)                 11,265
      3,000  Kato Works Co., Ltd. (b)                15,377
      3,000  Kinki Sharyo Co., Ltd. (b)              10,813
        600  Kohnan Shoji Co., Ltd. (b)               7,933
      1,100  Konaka Co., Ltd. (b)                    12,347
      3,000  Kurimoto Ltd. (b)                        8,309
      1,300  Kyokuto Kaihatsu Kogyo Co.,
                Ltd. (b)                             12,001
        400  Kyoritsu Maintenance Co., Ltd. (b)       8,549
      2,900  Leopalace21 Corp. (b) (c)                9,764
      2,000  Maeda Corp. (b)                          9,250
      1,000  Makino Milling Machine Co.,
                Ltd. (b)                              6,101
      2,000  Marudai Food Co., Ltd. (b)               7,654
        600  Matsuya Co., Ltd. (b) (c)                5,387
        300  Megachips Corp. (b)                      6,294
        500  Meiko Electronics Co., Ltd. (b)          4,895
      1,200  Misawa Homes Co., Ltd. (b)              19,562
      2,000  Mitsubishi Steel Manufacturing Co.,
                Ltd. (b)                              5,095
      6,000  Mitsui Matsushima Co., Ltd. (b)          9,797
        700  MonotaRO Co., Ltd. (b)                  15,565
        200  NEC Capital Solutions Ltd. (b)           2,497
      4,000  Nice Holdings, Inc. (b)                 10,670
      1,000  Nichias Corp. (b)                        5,155
        200  Nichii Gakkan Co. (b)                    1,851
      3,500  Nippon Coke & Engineering Co.,
                Ltd. (b)                              4,608


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             JAPAN - (CONTINUED)
      2,000  Nippon Road (The) Co., Ltd. (b)   $      8,161
      3,000  Nishimatsu Construction Co., Ltd.
                (b)                                   5,751
        100  Nitta Corp. (b)                          1,557
      2,000  Nittetsu Mining Co., Ltd. (b)            8,057
        500  Nittoku Engineering Co., Ltd. (b)        7,223
      1,000  NOF Corp. (b)                            4,996
      1,000  Noritake Co., Ltd. (b)                   2,622
      8,000  Oki Electric Industry Co., Ltd.
                (b) (c)                              12,950
      1,000  OKUMA Corp. (b)                          6,787
        300  Paltac Corp. (b)                         4,156
      2,000  Press Kogyo Co., Ltd. (b)               10,251
      7,000  Prima Meat Packers Ltd. (b)             12,599
      1,700  Raito Kogyo Co., Ltd. (b)                7,833
        400  Relo Holdings, Inc. (b)                 13,526
      2,000  Riken Corp. (b)                          8,103
        300  San-A Co., Ltd. (b)                     11,422
      3,000  Sankyo-Tateyama Holdings, Inc. (b)       4,848
      1,000  Sanwa Holdings Corp. (b)                 4,336
      1,000  Sanyo Denki Co., Ltd. (b)                6,426
      1,000  Sanyo Special Steel Co., Ltd. (b)        4,338
        600  SCSK Corp. (b)                           8,719
      1,000  Seino Holdings Co., Ltd. (b)             6,699
      1,000  Seria Co., Ltd. (b)                     16,031
        600  Showa Corp. (b)                          5,153
         11  SKY Perfect JSAT Holdings, Inc. (b)      4,955
      1,000  Sumikin Bussan Corp. (b)                 2,524
      2,000  Sumitomo Precision Products Co.,
                Ltd. (b)                             10,964
      2,000  T RAD Co., Ltd. (b)                      7,001
      1,000  Taihei Kogyo Co., Ltd. (b)               4,809
      1,300  Takara Leben Co., Ltd. (b)              11,224
      2,000  Takuma Co., Ltd. (b)                     9,568
      1,000  Tatsuta Electric Wire and Cable Co.,
                Ltd. (b)                              6,396
        400  Tenma Corp. (b)                          4,259
      2,000  Toagosei Co., Ltd. (b)                   7,825
        700  Toho Holdings Co., Ltd. (b)             14,206
      1,000  Tokyo Dome Corp. (b)                     2,968
        800  Topcon Corp. (b)                         5,850
        500  Topre Corp. (b)                          4,829
      3,000  Topy Industries Ltd. (b)                 8,574
      1,000  Toridoll Corp. (b)                      14,098
      1,000  Totetsu Kogyo Co., Ltd. (b)             11,486
        900  Touei Housing Corp. (b)                  9,364
      1,000  Toyo Engineering Corp. (b)               4,349
      4,000  Toyo Securities Co., Ltd. (b)            8,231
      1,000  Toyo Tire & Rubber Co., Ltd. (b)         3,388
        600  TPR Co., Ltd. (b)                       10,034
        700  Transcosmos, Inc. (b)                    9,517
      3,000  Uniden Corp. (b)                         8,009
        600  Universal Entertainment Corp. (b)       12,522
          4  Wacom Co., Ltd. (b)                      8,959
        700  Warabeya Nichiyo Co., Ltd. (b)          11,190
      1,200  Yamazen Corp. (b)                        9,333
        300  Yellow Hat Ltd. (b)                      5,095
        500  Yorozu Corp. (b)                         8,208


Page 90                See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS (a) - (CONTINUED)
             JAPAN - (CONTINUED)
      7,000  Yuasa Trading Co., Ltd. (b)       $     12,651
        600  Yusen Logistics Co., Ltd. (b)            8,124
                                               ------------
                                                    985,138
                                               ------------

             JERSEY - 0.3%
      4,584  Centamin PLC (b) (c)                     4,995
      1,387  Regus PLC (b)                            1,960
                                               ------------
                                                      6,955
                                               ------------

             LUXEMBOURG - 0.2%
      3,007  Colt Group S.A. (b) (c)                  5,894
                                               ------------

             MARSHALL ISLANDS - 1.1%
      1,822  Aegean Marine Petroleum
                Network, Inc.                         9,748
      1,406  Diana Shipping, Inc. (c)                10,938
      1,199  Navios Maritime Holdings, Inc.           3,981
        754  Safe Bulkers, Inc.                       4,652
                                               ------------
                                                     29,319
                                               ------------

             NETHERLANDS - 0.2%
         57  Brunel International NV (b)              2,259
        140  InterXion Holding NV (c)                 2,535
        989  SNS REAAL NV (b)                         1,345
                                               ------------
                                                      6,139
                                               ------------

             NEW ZEALAND - 0.2%
      5,937  Goodman Property Trust (b)               4,735
                                               ------------

             NORWAY - 1.2%
        418  Atea ASA (b)                             3,681
        191  Cermaq ASA (b)                           2,519
      2,844  DNO International ASA (b) (c)            3,293
      2,564  Electromagnetic GeoServices
                AS (b) (c)                            5,676
      4,884  Marine Harvest ASA (b) (c)               3,476
        665  Norwegian Air Shuttle AS (b) (c)        12,125
        375  Opera Software ASA (b)                   2,653
                                               ------------
                                                     33,423
                                               ------------

             PORTUGAL - 0.2%
      8,478  Sonae (b)                                4,427
                                               ------------

             SINGAPORE - 6.8%
      6,000  Ascott Residence Trust (b)               5,166
     12,000  Cambridge Industrial Trust (b)           5,425
     30,000  Chip Eng Seng Corp. Ltd. (b)             9,546
     12,000  CWT Ltd. (b)                            11,340
     21,000  Fragrance Group Ltd. (b)                 8,196
     23,000  Guthrie GTS Ltd. (b)                    10,532
     10,000  Hi-P International Ltd. (b)              6,471
     17,000  Jaya Holdings Ltd. (b) (c)               8,086
     10,000  K-REIT Asia (b)                          8,455
     18,000  Mapletree Commercial Trust (b)          13,976
     14,000  Mapletree Industrial Trust (b)          13,411
      9,000  Orchard Parade Holdings Ltd. (b)        14,540
      4,000  Overseas Union Enterprise Ltd. (b)       6,801
     21,000  Raffles Education Corp. Ltd. (b)         6,447


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             SINGAPORE - (CONTINUED)
     10,000  Sabana Shari'ah Compliant
                Industrial Real Estate
                Investment (b)                 $      7,718
      7,000  STX OSV Holdings Ltd. (b)                8,362
      6,000  United Engineers Ltd. (b)               10,438
      5,000  Wheelock Properties Singapore
                Ltd. (b)                              6,820
     12,000  Wing Tai Holdings Ltd. (b)              12,719
     50,000  Yongnam Holdings Ltd. (b)                9,136
                                               ------------
                                                    183,585
                                               ------------

             SOUTH KOREA - 11.6%
        322  Able C&C Co., Ltd. (b)                  16,184
        120  Capro Corp. (b)                          1,779
      1,850  Daekyo Co., Ltd. (b)                     9,083
        530  Daewoong Pharmaceutical Co.,
                Ltd. (b)                             11,323
        260  Daishin Securities Co., Ltd. (b)         1,923
        870  Daou Technology, Inc. (b)                9,413
        920  Doosan Engine Co., Ltd. (b) (c)          8,652
        456  Eugene Technology Co., Ltd. (b)          7,495
        190  Global & Yuasa Battery Co., Ltd.
                (b)                                   7,724
        127  GS Home Shopping, Inc. (b)              10,730
        950  Hanil E-Wha Co., Ltd. (b)                7,855
      1,430  Hanjin Shipping Holdings Co.,
                Ltd. (b) (c)                          7,585
      1,770  Hansae Co., Ltd. (b)                    16,137
        177  Hotel Shilla Co., Ltd. (b)               8,663
        490  Hwa Shin Co., Ltd. (b)                   4,751
        110  Hyundai Development Co. (b)              2,353
        270  Hyundai Securities Co., Ltd. (b)         2,028
        240  Iljin Display Co., Ltd. (b)              3,154
        150  Interflex Co., Ltd. (b)                  7,845
        350  IS Dongseo Co., Ltd. (b)                 3,046
        210  ISU Chemical Co., Ltd. (b)               4,111
        560  Jeonbuk Bank (b)                         2,297
        330  Kolon Corp. (b)                          7,085
         38  Kolon Industries, Inc. (b)               2,352
         19  Korean Reinsurance Co. (b)                 186
        740  KP Chemical Corp. (b)                    8,718
         29  LG Innotek Co., Ltd. (b) (c)             2,289
        220  LIG Insurance Co., Ltd. (b)              4,563
         18  Lotte Samkang Co., Ltd. (b)              8,392
      1,000  Muhak Co., Ltd. (b)                      9,827
        310  S&T Motiv Co., Ltd. (b)                  5,516
        151  Samchully Co., Ltd. (b)                 11,616
        193  Samyang Holdings Corp. (b)               8,274
        120  Seah Besteel Corp. (b)                   4,029
        135  SeAH Steel Corp. (b)                    10,818
        134  SK Chemicals Co., Ltd. (b)               6,812
        219  SK Gas Co., Ltd. (b)                    12,411
        160  SL Corp. (b)                             2,983
        560  Ssangyong Cement Industrial Co.,
                Ltd. (b) (c)                          2,211
        810  Ssangyong Motor Co. (b) (c)              3,981
        620  STX Corp Co., Ltd. (b)                   5,373


                       See Notes to Financial Statements                 Page 91

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS (a) - (CONTINUED)
             SOUTH KOREA - (CONTINUED)
        170  STX Engine Co., Ltd. (b)          $      1,570
        225  Sungwoo Hitech Co., Ltd. (b)             2,770
         12  Taekwang Industrial Co., Ltd. (b)        8,816
      6,053  Tera Resource Co., Ltd. (b) (c)          7,507
        191  TK Corp. (b) (c)                         4,067
        282  Unid Co., Ltd. (b)                       8,710
      3,230  Woongjin Chemical Co., Ltd. (b) (c)      2,082
        450  Woongjin Thinkbig Co., Ltd. (b)          3,934
        130  Youngone Corp. (b)                       3,598
                                               ------------
                                                    314,621
                                               ------------

             SPAIN - 0.3%
      1,068  Banca Civica S.A. (b)                    2,125
      1,588  Gamesa Corp Tecnologica S.A. (b)         2,842
      2,105  Grupo Empresarial Ence S.A. (b)          4,067
                                               ------------
                                                      9,034
                                               ------------

             SWEDEN - 1.7%
        122  AF AB (b)                                2,364
        187  Axis Communications AB (b)               4,076
        256  Bilia AB (b)                             3,446
      1,478  CDON Group AB (b) (c)                    8,796
        514  Fastighets AB Balder (b) (c)             2,336
      1,925  Haldex AB (b)                            8,644
        223  Hexpol AB (b)                            7,602
        541  Saab AB (b)                              9,196
                                               ------------
                                                     46,460
                                               ------------

             SWITZERLAND - 0.4%
        147  Implenia AG (b)                          4,620
         44  Rieter Holding AG (b)                    6,540
                                               ------------
                                                     11,160
                                               ------------

             UNITED KINGDOM - 5.2%
      3,643  Anite PLC (b)                            6,929
      1,224  Bodycote PLC (b)                         6,398
      1,390  Brammer PLC (b)                          5,685
      5,850  Debenhams PLC (b)                        7,943
        310  Dialog Semiconductor PLC (b) (c)         5,628
        700  Diploma PLC (b)                          4,889
     42,221  Dixons Retail PLC (b) (c)               12,140
      1,261  Galliford Try PLC (b)                   12,505
      2,189  Great Portland Estates PLC (b)          13,514
      5,529  Home Retail Group PLC (b)                7,344
      3,528  IP Group PLC (c)                         8,272
        389  Jazztel PLC (b) (c)                      2,208
        357  Keller Group PLC (b)                     2,020
      1,464  Laird PLC (b)                            4,301
      1,606  Marston's PLC (b)                        2,615
      1,495  Northgate PLC (b) (c)                    4,855
        620  Optos PLC (c)                            1,937
        259  Oxford Instruments PLC (b)               4,985
     11,672  Pendragon PLC (b) (c)                    2,693
        849  Petropavlovsk PLC (b)                    6,082
        665  RPS Group PLC (b)                        2,175
      1,340  Workspace Group PLC (b)                  4,886


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             UNITED KINGDOM - (CONTINUED)
        429  WS Atkins PLC (b)                 $      4,635
      2,541  Yule Catto & Co. PLC (b)                 5,791
                                               ------------
                                                    140,430
                                               ------------

             VIRGIN ISLANDS (BRITISH) - 0.1%
        576  Gem Diamonds Ltd. (b) (c)                1,773
                                               ------------
             TOTAL COMMON STOCKS                  2,690,903
                                               ------------
             (Cost $2,970,480)

             RIGHTS - 0.0%
             AUSTRALIA - 0.0%
        751  Billabong International Ltd.,
                expiring 7/17/12 (b)                     42
      1,428  Senex Energy Ltd., expiring
                7/11/12 (b)                               0
                                               ------------
             TOTAL RIGHTS                                42
                                               ------------
             (Cost $0)
             TOTAL INVESTMENTS - 99.6%            2,690,945
             (Cost $2,970,480) (d)
             NET OTHER ASSETS
                AND LIABILITIES - 0.4%               12,137
                                               ------------
             NET ASSETS - 100.0%               $  2,703,082
                                               ============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(c)   Non-income producing security.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $116,856 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $396,391.

ADR   American Depositary Receipt

Page 92                See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                                TOTAL        LEVEL 1   SIGNIFICANT  SIGNIFICANT
                              VALUE AT       QUOTED    OBSERVABLE   UNOBSERVABLE
                              6/30/2012      PRICES      INPUTS        INPUTS
--------------------------------------------------------------------------------
Common Stocks:
   Australia                  $ 145,938      $     --  $  145,938      $   --
   Austria                        4,350            --       4,350          --
   Belgium                       16,409            --      16,409          --
   Bermuda                      109,059            --     109,059          --
   Canada                       178,639       178,639          --          --
   Cayman Islands                26,371            --      26,371          --
   Cyprus                         8,523            --       8,523          --
   Denmark                       18,942            --      18,942          --
   Finland                       10,613            --      10,613          --
   France                        57,041            --      57,041          --
   Germany                       87,261        16,159      71,102          --
   Gibraltar                      9,886            --       9,886          --
   Greece                        27,236            --      27,236          --
   Hong Kong                     83,010            --      83,010          --
   Ireland                       16,329         2,090      14,239          --
   Isle Of Man (U.K.)               727            --         727          --
   Israel                        32,408            --      32,408          --
   Italy                         75,068            --      75,068          --
   Japan                        985,138            --     985,138          --
   Jersey                         6,955            --       6,955          --
   Luxembourg                     5,894            --       5,894          --
   Marshall Islands              29,319        29,319          --          --
   Netherlands                    6,139         2,535       3,604          --
   New Zealand                    4,735            --       4,735          --
   Norway                        33,423            --      33,423          --
   Portuga                       l4,427            --       4,427          --
   Singapore                    183,585            --     183,585          --
   South Korea                  314,621            --     314,621          --
   Spain                          9,034            --       9,034          --
   Sweden                        46,460            --      46,460          --
   Switzerland                   11,160            --      11,160          --
   United Kingdom               140,430        10,209     130,221          --
   Virgin Islands
      (British)                   1,773            --       1,773          --
                             ---------------------------------------------------
      Total Common
         Stocks               2,690,903       238,951   2,451,952          --
                             ---------------------------------------------------
Rights:
   Australia                         42            --          42          --
                             ---------------------------------------------------
TOTAL INVESTMENTS            $2,690,945      $238,951  $2,451,994      $   --
                             ===================================================


INDUSTRY DIVERSIFICATION AS A PERCENTAGE OF NET ASSETS:
     Real Estate Management & Development             8.1%
     Construction & Engineering                       7.6
     Machinery                                        7.1
     Metals & Mining                                  5.9
     Auto Components                                  4.8
     Trading Companies & Distributors                 4.8
     Real Estate Investment Trusts (REITs)            4.6
     Household Durables                               3.7
     Electronic Equipment, Instruments & Components   3.5
     Food Products                                    3.5
     Specialty Retail                                 3.5
     Chemicals                                        3.2
     Hotels, Restaurants & Leisure                    2.4
     Oil, Gas & Consumable Fuels                      2.1
     Media                                            2.1
     Multiline Retail                                 1.8
     Textiles, Apparel & Luxury Goods                 1.8
     Semiconductors & Semiconductor Equipment         1.8
     Food & Staples Retailing                         1.7
     Electrical Equipment                             1.6
     IT Services                                      1.5
     Internet & Catalog Retail                        1.3
     Professional Services                            1.2
     Marine                                           1.2
     Transportation Infrastructure                    1.1
     Capital Markets                                  0.9
     Energy Equipment & Services                      0.9
     Gas Utilities                                    0.9
     Airlines                                         0.8
     Commercial Services & Supplies                   0.8
     Road & Rail                                      0.8
     Building Products                                0.8
     Personal Products                                0.8
     Aerospace & Defense                              0.8
     Air Freight & Logistics                          0.7
     Internet Software & Services                     0.6
     Health Care Providers & Services                 0.6
     Pharmaceuticals                                  0.6
     Distributors                                     0.6
     Paper & Forest Products                          0.5
     Construction Materials                           0.5
     Independent Power Producers & Energy Traders     0.5
     Industrial Conglomerates                         0.5
     Leisure Equipment & Products                     0.5
     Communications Equipment                         0.5
     Beverages                                        0.4
     Health Care Equipment & Supplies                 0.4
     Automobiles                                      0.4
     Computers & Peripherals                          0.3
     Life Sciences Tools & Services                   0.3
     Diversified Telecommunication Services           0.3
     Wireless Telecommunication Services              0.3
     Diversified Financial Services                   0.2
     Diversified Consumer Services                    0.2
     Multi-Utilities                                  0.2
     Containers & Packaging                           0.2
     Consumer Finance                                 0.2
     Insurance                                        0.2
     Commercial Banks                                 0.2
     Electric Utilities                               0.2
     Software                                         0.1
     Net Other Assets and Liabilities                 0.4
                                                    ------
                                                    100.0%
                                                    ======


                       See Notes to Financial Statements                 Page 93

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS (a) - 99.6%
             BERMUDA - 4.6%
    964,530  Apollo Solar Energy Technology
                Holdings Ltd. (b) (c)          $     28,606
     81,000  China Green Holdings Ltd. (c)           18,436
     34,800  China Singyes Solar Technologies
                Holdings Ltd. (c)                    13,138
    118,210  Citic Resources Holdings
                Ltd. (b) (c)                         19,646
     72,194  Sateri Holdings Ltd. (c)                15,957
     40,000  Sinopec Kantons Holdings Ltd. (c)       28,931
                                               ------------
                                                    124,714
                                               ------------

             BRAZIL - 4.8%
        287  Arezzo Industria e Comercio S.A.         4,272
        666  Centrais Eletricas de Santa
                Catarina S.A.                        13,459
        810  Ez Tec Empreendimentos e
                Participacoes S.A.                    8,316
      6,304  Gafisa S.A.                              8,255
      2,943  Helbor Empreendimentos S.A.             12,543
        537  International Meal Co. Holdings
                S.A.                                  4,946
      1,255  Iochpe-Maxion S.A.                      14,621
      1,522  JHSF Participacoes S.A.                  4,547
      5,183  Minerva S.A.                            21,883
      2,157  Restoque Comercio e Confeccoes
                de Roupas S.A.                       11,040
        579  Sao Carlos Empreendimentos e
                Participacoes S.A.                   10,061
        598  Tegma Gestao Logistica                   9,081
        332  Valid Solucoes e Servicos de
                Seguranca em Meios de
                Pagamento                             4,959
                                               ------------
                                                    127,983
                                               ------------

             CAYMAN ISLANDS - 18.5%
     81,634  361 Degrees International Ltd. (c)      18,434
     49,546  Asia Cement China Holdings
                Corp. (c)                            22,248
      8,000  Biostime International Holdings
                Ltd. (c)                             20,867
     39,638  Chaowei Power Holdings Ltd. (c)         20,147
    120,000  China Dongxiang Group Co. (c)           10,937
    105,608  China Flooring Holding Co.,
                Ltd. (c)                             15,893
     37,686  China High Speed Transmission
                Equipment Group Co., Ltd. (b) (c)    11,838
    138,562  China Lumena New Materials
                Corp. (c)                            23,768
     12,000  China Metal Recycling Holdings
                Ltd. (c)                              8,920
     87,094  China Qinfa Group Ltd. (b) (c)          11,646
     45,368  China Sanjiang Fine Chemicals
                Co., Ltd. (c)                        11,798
    107,510  China Vanadium Titano - Magnetite
                Mining Co., Ltd. (c)                 17,633


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             CAYMAN ISLANDS - (CONTINUED)
     43,000  Chu Kong Petroleum & Natural Gas
                Steel Pipe Holdings Ltd. (c)   $     12,340
     46,000  CIMC Enric Holdings Ltd. (c)            24,822
     27,000  Dongyue Group (c)                       12,701
    102,778  Global Bio-Chem Technology
                Group Co., Ltd. (c)                  15,050
    157,944  Glorious Property Holdings
                Ltd. (b) (c)                         27,948
     40,000  International Taifeng Holdings
                Ltd. (c)                              9,817
    124,522  Kaisa Group Holdings Ltd. (b) (c)       24,403
     42,030  Kingboard Laminates Holdings
                Ltd. (c)                             15,603
     14,724  MIE Holdings Corp. (c)                   3,595
    103,478  Peak Sport Products Co., Ltd. (c)       17,651
    138,000  Powerlong Real Estate Holdings
                Ltd. (c)                             21,601
     77,412  Real Nutriceutical Group Ltd. (c)       17,247
    358,000  Renhe Commercial Holdings Co.,
                Ltd. (c)                             14,785
     68,000  Sunny Optical Technology Group
                Co., Ltd. (c)                        23,164
     48,000  TCL Multimedia Technology
                Holdings Ltd. (c)                    26,021
     98,000  Tiangong International Co., Ltd.
                (c)                                  19,562
     33,648  Tianneng Power International
                Ltd. (c)                             17,938
                                               ------------
                                                    498,377
                                               ------------

             CHILE - 1.2%
      5,136  Besalco S.A.                             9,128
      1,285  Forus S.A.                               5,132
  1,499,459  Norte Grande S.A.                       14,673
      9,311  Socovesa S.A.                            4,035
                                               ------------
                                                     32,968
                                               ------------

             CHINA - 2.3%
     84,000  Huadian Power International
                Co. (b) (c)                          25,743
     56,000  Sichuan Expressway Co., Ltd. (c)        19,007
     81,000  Sinopec Yizheng Chemical Fibre
                Co., Ltd. (c)                        16,832
                                               ------------
                                                     61,582
                                               ------------

             EGYPT - 0.2%
      4,337  Ezz Steel (c)                            5,163
                                               ------------

             HONG KONG - 3.9%
     50,214  BYD Electronic International Co.,
                Ltd. (b) (c)                         10,225
     64,714  China Pharmaceutical Group
                Ltd. (b) (c)                         16,357
    185,094  China South City Holdings Ltd. (c)      27,161
     49,000  SinoMedia Holding Ltd. (c)              19,163
    125,442  Yuexiu Property Co., Ltd. (c)           31,007
                                               ------------
                                                    103,913
                                               ------------


Page 94                See Notes to Financial Statements

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             HUNGARY - 0.7%
        302  EGIS Pharmaceuticals PLC (c)      $     19,617
                                               ------------
             INDONESIA - 9.0%
    261,126  Agung Podomoro Land Tbk
                PT (b) (c)                            9,686
     53,391  AKR Corporindo Tbk PT (c)               19,957
    219,153  Alam Sutera Realty Tbk PT (c)           11,521
     25,387  Aneka Tambang Persero Tbk PT (c)         3,651
    614,123  Bakrie Sumatera Plantations Tbk
                PT (c)                               12,046
    248,173  Bhakti Investama Tbk PT (c)             10,704
     82,348  BW Plantation Tbk PT (c)                12,614
    126,936  Ciputra Development Tbk PT (c)           8,868
    368,105  Garuda Indonesia Persero Tbk
                PT (b) (c)                           28,013
     21,254  Medco Energi Internasional Tbk
                PT (c)                                4,105
     14,393  Mitra Adiperkasa Tbk PT (c)             11,050
  1,616,770  Panin Financial Tbk PT (b) (c)          20,843
    291,582  Pembangunan Perumahan Persero
                Tbk PT (c)                           19,102
      6,482  Resource Alam Indonesia Tbk
                PT (c)                                2,934
     58,213  Summarecon Agung Tbk PT (c)             10,118
    225,080  Surya Semesta Internusa Tbk
                PT (c)                               23,799
     24,568  Timah Persero Tbk PT (c)                 3,651
    252,287  Wijaya Karya Persero Tbk PT (c)         28,503
                                               ------------
                                                    241,165
                                               ------------
             LUXEMBOURG - 0.2%
      1,843  Brait SE (b) (c)                         5,870
                                               ------------
             MALAYSIA - 5.2%
      7,700  Coastal Contracts Bhd (c)                4,596
      7,600  Hartalega Holdings Bhd (c)               9,658
     18,100  KLCC Property Holdings Bhd (c)          26,555
     19,620  MBM Resources Bhd (c)                   18,628
      5,400  Mudajaya Group Bhd (c)                   4,679
    108,400  Mulpha International Bhd  (b) (c)       14,095
      9,500  Tradewinds Plantation Bhd (c)           14,448
     13,400  TSH Resources Bhd (c)                   10,416
      1,200  United Plantations Bhd                   9,787
     54,900  UOA Development Bhd (b) (c)             26,170
                                               ------------
                                                    139,032
                                               ------------
             MEXICO - 3.0%
     14,318  Alsea SAB de C.V. (b)                   19,213
     10,419  Empresas ICA SAB de C.V. (b)            18,277
      9,353  Gruma SAB de C.V. (b)                   23,131
      4,740  Grupo Simec SAB de C.V. (b)             14,831
      4,179  Urbi Desarrollos Urbanos SAB
                de C.V. (b)                           4,022
                                               ------------
                                                     79,474
                                               ------------
             PANAMA - 0.7%
      9,445  Avianca Taca Holding S.A.               19,971
                                               ------------


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             PERU - 1.1%
      5,733  Ferreycorp S.A.A.                 $      4,904
      7,653  Grana y Montero S.A.                    23,687
                                               ------------
                                                     28,591
                                               ------------
             PHILIPPINES - 2.6%
     48,900  GMA Holdings, Inc.                      12,186
    219,000  Megaworld Corp. (c)                     11,476
     26,200  Nickel Asia Corp. (c)                   18,668
      1,690  Philippine Stock Exchange, Inc. (c)     14,487
      6,120  Union Bank Of Philippines (c)           14,551
                                               ------------
                                                     71,368
                                               ------------
             POLAND - 2.8%
     20,782  Boryszew S.A. (b) (c)                    3,772
      1,790  Eurocash S.A. (c)                       22,100
      1,145  Grupa Lotos S.A. (b) (c)                 9,639
      7,241  Netia S.A. (b) (c)                      12,879
      2,306  Zaklady Azotowe w Tarnowie-
                Moscicach S.A. (b) (c)               26,417
                                               ------------
                                                     74,807
                                               ------------
             RUSSIA - 1.4%
      3,093  Aeroflot - Russian Airlines
                OJSC (c)                              4,152
    429,646  OGK-1 OAO (b) (c)                        8,554
        946  Sollers OJSC (b) (c)                    11,567
 58,221,092  TGK-1 OAO (c)                           12,343
                                               ------------
                                                     36,616
                                               ------------
             SINGAPORE - 0.5%
     31,000  China Minzhong Food Corp.,
                Ltd. (b) (c)                         14,361
                                               ------------
             SOUTH AFRICA - 2.1%
      5,583  Blue Label Telecoms Ltd. (c)             4,096
      6,873  DRDGOLD Ltd. (c)                         4,509
        486  Palabora Mining Co., Ltd. (c)            7,660
     13,901  Super Group Ltd. (b)                    25,915
      1,598  Telkom SA Ltd. (c)                       3,724
      1,694  Trencor Ltd. (c)                        10,578
                                               ------------
                                                     56,482
                                               ------------
             TAIWAN - 20.5%
     16,526  Accton Technology Corp. (c)              9,458
     12,938  Ardentec Corp. (c)                       8,680
     30,626  Arima Communications
                Corp. (b) (c)                        17,264
      2,089  Cheng Uei Precision Industry Co.,
                Ltd. (c)                              4,171
      5,483  Chin-Poon Industrial Co. (c)             5,139
      3,856  Chipbond Technology Corp. (c)            5,208
      6,039  CTCI Corp. (c)                          11,307
      3,706  Dynapack International
                Technology Corp. (c)                 20,373
     11,362  E Ink Holdings, Inc. (c)                12,597
      8,757  Eclat Textile Co., Ltd. (c)             20,500
      4,961  FLEXium Interconnect, Inc. (c)          20,202


                       See Notes to Financial Statements                 Page 95

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             COMMON STOCKS (a) - (CONTINUED)
             TAIWAN - (CONTINUED)
      9,425  Formosa Advanced Technologies
                Co., Ltd. (c)                  $      7,885
     14,251  Formosan Rubber Group, Inc. (c)          9,483
      5,630  Fulltech Fiber Glass Corp. (c)           2,916
        993  Genius Electronic Optical Co.,
                Ltd. (c)                              7,964
     10,611  Getac Technology Corp. (c)               8,964
     18,266  Global Brands Manufacture
                Ltd. (c)                              7,893
     14,057  Gloria Material Technology
                Corp. (b) (c)                        12,811
     43,279  Grand Pacific Petrochemical (c)         19,195
     27,411  Hannstar Board Corp. (b) (c)            13,272
      3,965  Hey Song Corp. (c)                       5,018
      6,398  Johnson Health Tech Co., Ltd. (c)       15,449
     35,086  Lealea Enterprise Co., Ltd. (c)         12,595
     49,901  Long Bon International Co.,
                Ltd. (c)                             20,303
     13,409  Macronix International (c)               4,255
      9,531  Mercuries & Associates Ltd. (c)          7,198
      4,691  Merida Industry Co., Ltd. (c)           17,122
     14,047  Nien Hsing Textile Co., Ltd. (c)         9,202
        584  Phison Electronics Corp. (c)             4,739
      7,627  Powertech Technology, Inc. (c)          14,897
      5,623  Radiant Opto-Electronics Corp. (c)      28,577
     18,350  Radium Life Tech Co., Ltd. (c)          13,121
     19,897  Rechi Precision Co., Ltd. (c)           16,945
      5,371  Senao International Co., Ltd. (c)       18,609
     16,467  Sercomm Corp. (c)                       24,904
     12,115  Sigurd Microelectronics Corp. (c)        9,196
      5,739  Sino-American Silicon Products,
                Inc. (c)                              9,027
      3,430  Solar Applied Materials
                Technology Co. (c)                    4,673
     11,680  Taiwan PCB Techvest Co., Ltd. (c)       12,916
      8,122  Topco Scientific Co., Ltd. (c)          13,978
     10,536  Unitech Printed Circuit Board
                Corp. (c)                             3,911
      4,319  United Integrated Services Co.,
                Ltd. (c)                              4,113
     23,266  Unizyx Holding Corp. (c)                12,012
      2,658  Ways Technical Corp., Ltd. (c)           6,703
      6,505  Win Semiconductors Corp. (c)             8,231
     27,064  Winbond Electronics Corp. (b) (c)        4,111
      5,131  Xxentria Technology Materials
                Corp. (c)                            10,358
     49,444  Yageo Corp. (c)                         14,589
                                               ------------
                                                    552,034
                                               ------------
             THAILAND - 6.4%
     26,000  Bangchak Petroleum PCL                  18,419
     35,500  Central Plaza Hotel PCL                 13,972
      1,700  Electricity Generating PCL               6,156
     35,800  Esso Thailand PCL                       11,385
      7,000  Hana Microelectronics PCL                4,210
      9,900  LPN Development PCL                      5,361
     23,700  Minor International PCL                 10,447


SHARES       DESCRIPTION                              VALUE
-----------------------------------------------------------
             THAILAND - (CONTINUED)
     29,000  Polyplex PCL                      $     13,788
     16,800  Samart Corp PCL                          4,893
    316,100  Sansiri PCL                             21,100
     52,540  Siam Global House PCL                   17,866
     10,100  Siamgas & Petrochemicals PCL             4,611
     21,900  Sino Thai Engineering &
                Construction PCL                      9,860
     19,800  Thaicom PCL (b)                          9,102
     54,200  TPI Polene PCL                          19,796
                                               ------------
                                                    170,966
                                               ------------
             TURKEY - 7.4%
      5,881  Anadolu Cam Sanayii A.S. (b) (c)         8,604
      1,681  Aselsan Elektronik Sanayi Ve
                Ticaret A.S. (c)                     10,446
      2,892  Aygaz A.S. (c)                          12,174
      5,154  Dogus Otomotiv Servis ve
                Ticaret A.S. (c)                     15,945
        174  Goodyear Lastikleri Turk A.S. (c)        5,354
     12,945  Ipek Dogal Enerji Kaynaklari Ve
                Uretim A.S. (b) (c)                  27,740
     47,621  Kardemir Karabuk Demir Celik
                Sanayi ve Ticaret A.S. (c)           26,418
      8,357  Koza Anadolu Metal Madencilik
                Isletmeleri A.S. (b) (c)             17,905
      5,418  Park Elektrik Uretim Madencilik
                Sanayi ve Ticaret A.S. (b) (c)       15,024
     26,531  Sinpas Gayrimenkul Yatirim
                Ortakligi A.S. (c)                   18,272
     12,752  Trakya Cam Sanayi A.S. (b) (c)          17,202
      6,349  Ulker Biskuvi Sanayi A.S. (c)           24,422
                                               ------------
                                                    199,506
                                               ------------
             VIRGIN ISLANDS (BRITISH) - 0.5%
     75,000  Winsway Coking Coal Holding
                Ltd. (c)                             13,756
                                               ------------
             TOTAL INVESTMENTS - 99.6%            2,678,316
             (Cost $2,970,555) (d)
             NET OTHER ASSETS
                AND LIABILITIES - 0.4%               11,482
                                               ------------
             NET ASSETS - 100.0%               $  2,689,798
                                               ============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. (d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $116,502 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $408,741.

Page 96              See Notes to Financial Statements

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND

JUNE 30, 2012 (UNAUDITED)

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                                TOTAL        LEVEL 1   SIGNIFICANT  SIGNIFICANT
                              VALUE AT       QUOTED    OBSERVABLE   UNOBSERVABLE
INVESTMENTS                   6/30/2012      PRICES      INPUTS        INPUTS
--------------------------------------------------------------------------------
Common Stocks:
   Bermuda                   $  124,714    $      --   $  124,714      $   --
   Brazil                       127,983      127,983           --          --
   Cayman Islands               498,377           --      498,377          --
   Chile                         32,968       32,968           --          --
   China                         61,582           --       61,582          --
   Egypt                          5,163           --        5,163          --
   Hong Kong                    103,913           --      103,913          --
   Hungary                       19,617           --       19,617          --
   Indonesia                    241,165           --      241,165          --
   Luxembourg                     5,870           --        5,870          --
   Malaysia                     139,032        9,787      129,245          --
   Mexico                        79,474       79,474           --          --
   Panama                        19,971       19,971           --          --
   Peru                          28,591       28,591           --          --
   Philippines                   71,368       12,186       59,182          --
   Poland                        74,807           --       74,807          --
   Russia                        36,616           --       36,616          --
   Singapore                     14,361           --       14,361          --
   South Africa                  56,482       25,915       30,567          --
   Taiwan                       552,034           --      552,034          --
   Thailand                     170,966      170,966           --          --
   Turkey                       199,506           --      199,506          --
   Virgin Islands
      (British)                  13,756           --       13,756          --
                             ---------------------------------------------------
TOTAL INVESTMENTS            $2,678,316    $ 507,841   $2,170,475      $   --
                             ===================================================


INDUSTRY DIVERSIFICATION AS A PERCENTAGE OF NET ASSETS:
     Real Estate Management & Development            12.1%
     Metals & Mining                                  7.9
     Food Products                                    7.3
     Construction & Engineering                       6.2
     Semiconductors & Semiconductor Equipment         5.5
     Chemicals                                        5.4
     Electronic Equipment, Instruments & Components   4.6
     Textiles, Apparel & Luxury Goods                 4.4
     Oil, Gas & Consumable Fuels                      3.5
     Communications Equipment                         3.4
     Machinery                                        2.4
     Leisure Equipment & Products                     2.4
     Household Durables                               2.4
     Airlines                                         1.9
     Hotels, Restaurants & Leisure                    1.8
     Specialty Retail                                 1.6
     Auto Components                                  1.6
     Media                                            1.6
     Construction Materials                           1.6
     Trading Companies & Distributors                 1.5
     Electrical Equipment                             1.4
     Commercial Services & Supplies                   1.4
     Pharmaceuticals                                  1.3
     Distributors                                     1.3
     Electric Utilities                               1.3
     Building Products                                1.2
     Independent Power Producers & Energy Traders     1.2
     Diversified Financial Services                   1.1
     Diversified Telecommunication Services           1.0
     Containers & Packaging                           0.8
     Food & Staples Retailing                         0.8
     Insurance                                        0.8
     Capital Markets                                  0.8
     Transportation Infrastructure                    0.7
     Real Estate Investment Trusts (REITs)            0.7
     Multiline Retail                                 0.7
     Personal Products                                0.6
     Commercial Banks                                 0.5
     Gas Utilities                                    0.5
     Automobiles                                      0.4
     Marine                                           0.4
     Aerospace & Defense                              0.4
     Health Care Equipment & Supplies                 0.4
     Road & Rail                                      0.3
     Computers & Peripherals                          0.3
     Beverages                                        0.2
     Net Other Assets and Liabilities                 0.4
                                                    ------
                                                    100.0%
                                                    ======

                       See Notes to Financial Statements                 Page 97

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2012 (UNAUDITED)

                                                                         FIRST TRUST
                                                                         ASIA PACIFIC        FIRST TRUST         FIRST TRUST
                                                                           EX-JAPAN             EUROPE          LATIN AMERICA
                                                                       ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                       ----------------    ----------------    ----------------
ASSETS:
Investments, at value...............................................    $    2,332,201      $    3,224,405      $    3,597,756
Cash  ..............................................................             3,728                  --                  --
Foreign currency....................................................                --                  --                 918
Receivables:
      Investment securities sold....................................                --              25,411               9,935
      Dividends.....................................................             4,474               3,537               6,099
      Dividend reclaims.............................................                --               4,540                  --
Other assets........................................................                --                  --                  --
                                                                        --------------      --------------      --------------
      Total Assets..................................................         2,340,403           3,257,893           3,614,708
                                                                        --------------      --------------      --------------
LIABILITIES:
Payables:
      Due to custodian..............................................             2,753               1,285               5,277
      Investment securities purchased...............................                --              44,311                 397
      Investment advisory fees......................................             1,360               2,043               2,289
                                                                        --------------      --------------      --------------
      Total Liabilities.............................................             4,113              47,639               7,963
                                                                        --------------      --------------      --------------
NET ASSETS..........................................................    $    2,336,290      $    3,210,254      $    3,606,745
                                                                        ==============      ==============      ==============
NET ASSETS CONSIST OF:
Paid-in capital.....................................................    $    2,737,583      $    3,564,912      $    4,476,544
Par value...........................................................             1,000               1,500               1,500
Accumulated net investment income (loss)............................            (3,669)             (5,367)             (5,451)
Accumulated net realized gain (loss) on investments
   and foreign currency transactions................................          (235,898)            (28,387)           (434,996)
Net unrealized appreciation (depreciation) on investments
   and foreign currency translation.................................          (162,726)           (322,404)           (430,852)
                                                                        --------------      --------------      --------------
NET ASSETS..........................................................    $    2,336,290      $    3,210,254      $    3,606,745
                                                                        ==============      ==============      ==============
NET ASSET VALUE, per share..........................................    $        23.36      $        21.40      $        24.04
                                                                        ==============      ==============      ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................           100,002             150,002             150,002
                                                                        ==============      ==============      ==============
Investments, at cost................................................    $    2,494,967      $    3,546,461      $    4,028,451
                                                                        ==============      ==============      ==============
Foreign currency, at cost (proceeds)................................    $       (2,740)     $          (78)     $        1,055
                                                                        ==============      ==============      ==============


Page 98                See Notes to Financial Statements

                                                                                  FIRST TRUST
  FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST          DEVELOPED          FIRST TRUST
     BRAZIL              CHINA               JAPAN            SOUTH KOREA        MARKETS EX-US      EMERGING MARKETS
ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

 $    6,718,077      $    3,023,958      $    3,617,544      $    1,118,617      $   57,178,683      $   81,582,528
             --                  --                  --                  --                  --                  --
          1,258              10,588              10,278                 230              51,479              58,286

         30,541              23,864              21,286                  --             220,024             399,501
         24,655              26,152               5,266                 800              97,383             468,278
             --                  --                  --                  --              19,788                  30
             --                  --                  --                  --                  --                  --
 --------------      --------------      --------------      --------------      --------------      --------------
      6,774,531           3,084,562           3,654,374           1,119,647          57,567,357          82,508,623
 --------------      --------------      --------------      --------------      --------------      --------------


         19,157              21,861               3,732                  51              92,804             374,150
             --                  --                  --                  --             270,956               1,587
          4,315               1,865               2,298                 715              35,446              50,789
 --------------      --------------      --------------      --------------      --------------      --------------
         23,472              23,726               6,030                 766             399,206             426,526
 --------------      --------------      --------------      --------------      --------------      --------------
 $    6,751,059      $    3,060,836      $    3,648,344      $    1,118,881      $   57,186,151      $   82,082,097
 ==============      ==============      ==============      ==============      ==============      ==============

 $    8,921,346      $    3,898,007      $    4,191,456      $    1,718,042      $   63,301,101      $   90,967,191
          3,000               1,500               1,000                 500              15,020              36,000
            342               9,435               1,459                (406)            (14,547)             85,363

     (1,095,558)           (689,482)           (325,739)           (398,845)         (2,576,870)         (2,811,042)

     (1,078,071)           (158,624)           (219,832)           (200,410)         (3,585,647)         (6,195,415)
 --------------      --------------      --------------      --------------      --------------      --------------
 $    6,751,059      $    3,060,836      $    3,648,344      $    1,118,881      $   57,168,151      $   82,082,097
 ==============      ==============      ==============      ==============      ==============      ==============
 $        22.50      $        20.41      $        36.48      $        22.38      $        38.06      $        22.80
 ==============      ==============      ==============      ==============      ==============      ==============

        300,002             150,002             100,002              50,002           1,502,000           3,600,002
 ==============      ==============      ==============      ==============      ==============      ==============
 $    7,795,619      $    3,182,598      $    3,837,347      $    1,319,021      $   60,763,735      $   87,772,754
 ==============      ==============      ==============      ==============      ==============      ==============
 $        1,252      $       10,586      $       10,327      $          230      $       51,798      $       58,225
 ==============      ==============      ==============      ==============      ==============      ==============


                       See Notes to Financial Statements                 Page 99

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

JUNE 30, 2012 (UNAUDITED)


                                                                         FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                           GERMANY              CANADA            AUSTRALIA
                                                                       ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                       ----------------    ----------------    ----------------
ASSETS:
Investments, at value...............................................    $    4,049,683      $    4,162,040      $    2,761,059
Cash  ..............................................................                --                  --                  --
Foreign currency....................................................             3,922               2,078               4,570
Receivables:
      Investment securities sold....................................             6,531               6,533              10,086
      Dividends.....................................................                --               7,719              19,792
      Dividend reclaims.............................................             7,751                  --                 754
Other assets........................................................                --                  --                 248
                                                                        --------------      --------------      --------------
      Total Assets..................................................         4,067,887           4,178,370           2,796,509
                                                                        --------------      --------------      --------------
LIABILITIES:
Payables:
      Due to custodian..............................................             6,645               4,210               9,940
      Investment securities purchased...............................                --                  --                 238
      Investment advisory fees......................................             2,598               2,732               1,764
                                                                        --------------      --------------      --------------
      Total Liabilities.............................................             9,243               6,942              11,942
                                                                        --------------      --------------      --------------
NET ASSETS..........................................................    $    4,058,644      $    4,171,428      $    2,784,567
                                                                        ==============      ==============      ==============
NET ASSETS CONSIST OF:
Paid-in capital.....................................................    $    4,334,689      $    4,481,450      $    3,005,585
Par value...........................................................             1,500               1,500               1,000
Accumulated net investment income (loss)............................             2,300               3,103              13,493
Accumulated net realized gain (loss) on investments
   and foreign currency transactions................................            (9,643)                (60)            (10,692)
Net unrealized appreciation (depreciation) on investments
   and foreign currency translation.................................          (270,202)           (314,565)           (224,819)
                                                                        --------------      --------------      --------------
NET ASSETS..........................................................    $    4,058,644      $    4,171,428      $    2,784,567
                                                                        ==============      ==============      ==============
NET ASSET VALUE, per share..........................................    $        27.06      $        27.81      $        27.85
                                                                        ==============      ==============      ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................           150,002             150,002             100,002
                                                                        ==============      ==============      ==============
Investments, at cost................................................    $    4,319,744      $    4,476,654      $    2,986,640
                                                                        ==============      ==============      ==============
Foreign currency, at cost (proceeds)................................    $        3,884      $        2,068      $        4,474
                                                                        ==============      ==============      ==============


Page 100               See Notes to Financial Statements

                                                                                  FIRST TRUST         FIRST TRUST
  FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST      DEVELOPED MARKETS    EMERGING MARKETS
 UNITED KINGDOM          TAIWAN            HONG KONG          SWITZERLAND       EX-US SMALL CAP         SMALLCAP
ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

 $    4,315,397      $    2,780,527      $    2,845,437      $    4,177,662      $    2,690,945      $    2,678,316
             --                  --                 129                  --                  --                  --
          1,019                  --               2,476               5,718               8,143               2,173

         11,616                  --               2,323              19,117               3,603              10,528
         18,006               2,214               8,594                  --               3,657               6,041
             27                  --                  --              11,019                 514                  --
             --                  --                  --               1,379                  --                  --
 --------------      --------------      --------------      --------------      --------------      --------------
      4,346,065           2,782,741           2,858,959           4,214,895           2,706,862           2,697,058
 --------------      --------------      --------------      --------------      --------------      --------------


         10,260               2,124                  --              19,065               2,062               5,532
             --                  --                  --                  --                  --                  --
          2,776               1,779               1,832               2,671               1,718               1,728
 --------------      --------------      --------------      --------------      --------------      --------------
         13,036               3,903               1,832              21,736               3,780               7,260
 --------------      --------------      --------------      --------------      --------------      --------------
 $    4,333,029      $    2,778,838      $    2,857,127      $    4,193,159      $    2,703,082      $    2,689,798
 ==============      ==============      ==============      ==============      ==============      ==============

 $    4,520,437      $    3,011,905      $    3,018,060      $    4,571,090      $    3,066,464      $    3,033,718
          1,500               1,000               1,000               1,500               1,000               1,000
          5,151              (6,450)              5,406              (1,466)              1,790               1,030

         (3,437)             (4,698)             (1,874)             (4,174)            (86,603)            (53,633)

       (190,622)           (222,919)           (165,465)           (373,791)           (279,569)           (292,317)
 --------------      --------------      --------------      --------------      --------------      --------------
 $    4,333,029      $    2,778,838      $    2,857,127      $    4,193,159      $    2,703,082      $    2,689,798
 ==============      ==============      ==============      ==============      ==============      ==============
 $        28.89      $        27.79      $        28.57      $        27.95      $        27.03      $        26.90
 ==============      ==============      ==============      ==============      ==============      ==============

        150,002             100,002             100,002             150,002             100,002             100,002
 ==============      ==============      ==============      ==============      ==============      ==============
 $    4,505,944      $    3,003,450      $    3,010,905      $    4,551,085      $    2,970,480      $    2,970,555
 ==============      ==============      ==============      ==============      ==============      ==============
 $        1,020      $           --      $        2,475      $        5,667      $        8,199      $        2,153
 ==============      ==============      ==============      ==============      ==============      ==============


                       See Notes to Financial Statements                Page 101

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2012 (UNAUDITED)


                                                                         FIRST TRUST
                                                                         ASIA PACIFIC        FIRST TRUST         FIRST TRUST
                                                                           EX-JAPAN             EUROPE          LATIN AMERICA
                                                                       ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                       ----------------    ----------------    ----------------

INVESTMENT INCOME:
Dividends...........................................................    $       48,408      $       97,877      $      121,600
Foreign tax withholding.............................................            (3,007)            (11,705)             (7,962)
Other ..............................................................                --                   7                  --
                                                                        --------------      --------------      --------------
      Total investment income.......................................            45,401              86,179             113,638
                                                                        --------------      --------------      --------------
EXPENSES:
Investment advisory fees............................................            11,565              16,696              14,238
Excise tax expense..................................................                --                  --                  94
                                                                        --------------      --------------      --------------
      Total expenses................................................            11,565              16,696              14,332
                                                                        --------------      --------------      --------------
NET INVESTMENT INCOME (LOSS)........................................            33,836              69,483              99,306
                                                                        --------------      --------------      --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................           346,570            (104,703)           (121,179)
      In-kind redemptions...........................................          (188,749)            434,742                  --
      Foreign currency transactions.................................            (6,406)                442              (7,776)
                                                                        --------------      --------------      --------------
Net realized gain (loss)............................................           151,415             330,481            (128,955)
                                                                        --------------      --------------      --------------
Net change in unrealized appreciation (depreciation) on:
      Investments...................................................           131,030             (60,615)           (136,646)
      Foreign currency translation..................................                39                 (73)               (103)
                                                                        --------------      --------------      --------------
Net change in unrealized appreciation (depreciation)................           131,069             (60,688)           (136,749)
                                                                        --------------      --------------      --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................           282,484             269,793            (265,704)
                                                                        --------------      --------------      --------------
NET INCREASE (DECREASE)  IN NET ASSETS
      RESULTING FROM OPERATIONS.....................................    $      316,320      $      339,276      $     (166,398)
                                                                        ==============      ==============      ==============


Page 102               See Notes to Financial Statements

                                                                                  FIRST TRUST
  FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST          DEVELOPED          FIRST TRUST
     BRAZIL              CHINA               JAPAN            SOUTH KOREA        MARKETS EX-US      EMERGING MARKETS
ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
----------------    ----------------    ----------------    ----------------    ----------------    ----------------


 $      232,623      $       60,980      $       48,615      $       20,032      $    1,093,445      $    1,804,438
        (15,353)             (3,647)             (3,403)             (3,316)           (106,483)           (144,933)
             --                  --                  --                  --                  --                   1
 --------------      --------------      --------------      --------------      --------------      --------------
        217,270              57,333              45,212              16,716             986,962           1,659,506
 --------------      --------------      --------------      --------------      --------------      --------------

         30,361              12,812              14,977               4,757             175,060             257,003
            617                  --                  --                  --                  --                 889
 --------------      --------------      --------------      --------------      --------------      --------------
         30,978              12,812              14,977               4,757             175,060             257,892
 --------------      --------------      --------------      --------------      --------------      --------------
        186,292              44,521              30,235              11,959             811,902           1,401,614
 --------------      --------------      --------------      --------------      --------------      --------------



       (953,382)           (463,052)           (306,487)           (173,660)         (1,560,501)         (1,673,809)
             --                  --                  --                  --             595,102             533,460
         (9,133)               (302)              1,319                 212              17,763             (46,245)
 --------------      --------------      --------------      --------------      --------------      --------------
       (962,515)           (463,354)           (305,168)           (173,448)           (947,636)         (1,186,594)
 --------------      --------------      --------------      --------------      --------------      --------------

        817,178             564,917             170,246             157,926          (2,335,726)         (4,910,976)
           (426)                 16                 (60)                 (6)               (500)            (3,458)
 --------------      --------------      --------------      --------------      --------------      --------------
        816,752             564,933             170,186             157,920          (2,336,226)         (4,914,434)
 --------------      --------------      --------------      --------------      --------------      --------------
       (145,763)            101,579            (134,982)            (15,528)         (3,283,862)         (6,101,028)
 --------------      --------------      --------------      --------------      --------------      --------------

 $       40,529      $      146,100      $     (104,747)     $       (3,569)     $   (2,471,960)     $   (4,699,414)
 ==============      ==============      ==============      ==============      ==============      ==============


                       See Notes to Financial Statements                Page 103

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FOR THE SIX MONTHS ENDED JUNE 30, 2012 (UNAUDITED)


                                                                        FIRST TRUST           FIRST TRUST           FIRST TRUST
                                                                          GERMANY                CANADA              AUSTRALIA
                                                                    ALPHADEX(R) FUND (a)  ALPHADEX(R) FUND (a)  ALPHADEX(R) FUND (a)
                                                                    --------------------  --------------------  --------------------

INVESTMENT INCOME:
Dividends.........................................................     $       83,168        $       36,980        $       67,279
Foreign tax withholding...........................................            (10,457)               (5,547)               (2,197)
Other ............................................................                  6                    --                    --
                                                                       --------------        --------------        --------------
      Total investment income.....................................             72,711                31,439                65,082
                                                                       --------------        --------------        --------------
EXPENSES:
Investment advisory fees..........................................              9,535                11,331                 8,628
Excise tax expense................................................                 --                    --                    --
                                                                       --------------        --------------        --------------
      Total expenses..............................................              9,535                11,331                 8,628
                                                                       --------------        --------------        --------------
NET INVESTMENT INCOME (LOSS)......................................             63,176                20,108                56,454
                                                                       --------------        --------------        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments.................................................             (7,199)                   97                  (456)
      In-kind redemptions.........................................                 --                    --                    --
      Foreign currency transactions...............................             (2,444)                 (157)              (10,236)
                                                                       --------------        --------------        --------------
Net realized gain (loss)..........................................              9,643)                  (60)              (10,692)
                                                                       --------------        --------------        --------------
Net change in unrealized appreciation (depreciation) on:
      Investments.................................................           (270,061)             (314,614)             (225,581)
      Foreign currency translation................................               (141)                   49                   762
                                                                       --------------        --------------        --------------
Net change in unrealized appreciation (depreciation)..............           (270,202)             (314,565)             (224,819)
                                                                       --------------        --------------        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...........................           (279,845)             (314,625)             (235,511)
                                                                       --------------        --------------        --------------
NET INCREASE (DECREASE)  IN NET ASSETS
      RESULTING FROM OPERATIONS...................................     $     (216,669)       $     (294,517)       $     (179,057)
                                                                       ==============        ==============        ==============

(a) Commenced operations on February 14, 2012
(b) Commenced operations on February 15, 2012


Page 104               See Notes to Financial Statements

                                                                                            FIRST TRUST           FIRST TRUST
    FIRST TRUST           FIRST TRUST           FIRST TRUST           FIRST TRUST        DEVELOPED MARKETS      EMERGING MARKETS
   UNITED KINGDOM            TAIWAN              HONG KONG            SWITZERLAND         EX-US SMALL CAP           SMALLCAP
ALPHADEX(R) FUND (a)  ALPHADEX(R) FUND (a)  ALPHADEX(R) FUND (a)  ALPHADEX(R) FUND (a)  ALPHADEX(R) FUND (b)  ALPHADEX(R) FUND (b)
--------------------  --------------------  --------------------  --------------------  --------------------  --------------------


   $       76,361        $        2,209        $       47,881        $       89,898        $       46,932        $       44,113
               --                    --                    --                (8,553)               (3,640)               (3,097)
               --                    --                    --                    --                    --                    --
   --------------        --------------        --------------        --------------        --------------        --------------
           76,361                 2,209                47,881                81,345                43,292                41,016
   --------------        --------------        --------------        --------------        --------------        --------------

           11,504                 8,659                 8,854                11,710                 8,471                 8,505
               --                    --                    --                    --                    --                    --
   --------------        --------------        --------------        --------------        --------------        --------------
           11,504                 8,659                 8,854                11,710                 8,471                 8,505
   --------------        --------------        --------------        --------------        --------------        --------------
           64,857                (6,450)               39,027                69,635                34,821                32,511
   --------------        --------------        --------------        --------------        --------------        --------------


           (2,736)                   --                (1,874)               (3,236)              (88,804)              (55,942)
               --                    --                    --                    --                    --                    --
             (701)               (4,698)                   --                  (938)                2,201                 2,309
   --------------        --------------        --------------        --------------        --------------        --------------
           (3,437)               (4,698)               (1,874)               (4,174)              (86,603)              (53,633)
   --------------        --------------        --------------        --------------        --------------        --------------

         (190,547)             (222,923)             (165,468)             (373,423)             (279,535)             (292,239)
              (75)                    4                     3                  (368)                  (34)                  (78)
   --------------        --------------        --------------        --------------        --------------        --------------
         (190,622)             (222,919)             (165,465)             (373,791)             (279,569)             (292,317)
   --------------        --------------        --------------        --------------        --------------        --------------
         (194,059)             (227,617)             (167,339)             (377,965)             (366,172)             (345,950)
   --------------        --------------        --------------        --------------        --------------        --------------

   $     (129,202)       $     (234,067)       $    (128,312)        $   (308,330)         $     (331,351)       $     (313,439)
   ==============        ==============        ==============        ==============        ==============        ==============


                       See Notes to Financial Statements                Page 105

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

STATEMENTS OF CHANGES IN NET ASSETS


                                                      FIRST TRUST ASIA PACIFIC EX-                 FIRST TRUST EUROPE
                                                         JAPAN ALPHADEX(R) FUND                     ALPHADEX(R) FUND
                                                  ------------------------------------    ------------------------------------

                                                    FOR THE SIX        FOR THE PERIOD       FOR THE SIX        FOR THE PERIOD
                                                    MONTHS ENDED      APRIL 18, 2011 (a)    MONTHS ENDED      APRIL 18, 2011 (a)
                                                   JUNE 30, 2012          THROUGH          JUNE 30, 2012          THROUGH
                                                    (UNAUDITED)       DECMBER 31, 2011      (UNAUDITED)       DECEMBER 31, 2011
                                                  ----------------    ----------------    ----------------    ----------------

OPERATIONS:
      Net investment income (loss)..............  $         33,836    $         30,024    $         69,483    $         54,759
      Net realized gain (loss)..................           151,415            (384,963)            330,481            (363,335)
      Net change in unrealized appreciation
         (depreciation).........................           131,069            (293,795)            (60,688)           (261,716)
                                                  ----------------    ----------------    ----------------    ----------------
      Net increase (decrease) in net assets
         resulting from operations..............           316,320            (648,734)            339,276            (570,292)
                                                  ----------------    ----------------    ----------------    ----------------
      Net investment income.....................           (33,121)            (36,758)            (74,191)            (50,951)
      Net realized gain.........................                --                  --                  --                  --
      Return of capital.........................                --             (12,643)                 --                  --
                                                  ----------------    ----------------    ----------------    ----------------
      Total distributions to shareholders.......           (33,121)            (49,401)            (74,191)            (50,951)
                                                  ----------------    ----------------    ----------------    ----------------
SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold.................         2,307,124           2,985,907                  --           6,020,290
      Cost of shares redeemed...................        (2,541,805)                 --          (2,453,878)                 --
                                                  ----------------    ----------------    ----------------    ----------------
      Net increase (decrease) in net assets
         resulting from shareholder transactions          (234,681)          2,985,907          (2,453,878)          6,020,290
                                                  ----------------    ----------------    ----------------    ----------------
      Total increase (decrease) in net assets...            48,518           2,287,772          (2,188,793)          5,399,047
NET ASSETS:
      Beginning of period.......................         2,287,772                  --           5,399,047                  --
                                                  ----------------    ----------------    ----------------    ----------------
      End of period.............................  $      2,336,290    $      2,287,772    $      3,210,254    $      5,399,047
                                                  ================    ================    ================    ================
      Accumulated net investment income (loss)
         at end of period.......................  $         (3,669)   $         (4,384)   $         (5,367)   $           (659)
                                                  ================    ================    ================    ================
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
      Shares outstanding, beginning of period...           100,002                  --             250,002                  --
      Shares sold...............................           100,000             100,002                  --             250,002
      Shares redeemed...........................          (100,000)                 --            (100,000)                 --
                                                  ----------------    ----------------    ----------------    ----------------
      Shares outstanding, end of period.........           100,002             100,002             150,002             250,002
                                                  ================    ================    ================    ================

(a) Inception date.



Page 106               See Notes to Financial Statements


  FIRST TRUST LATIN AMERICA           FIRST TRUST BRAZIL              FIRST TRUST CHINA               FIRST TRUST JAPAN
       ALPHADEX(R) FUND                ALPHADEX(R) FUND                ALPHADEX(R) FUND                ALPHADEX(R) FUND
------------------------------  ------------------------------  ------------------------------  ------------------------------

   FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD
  SIX MONTHS      APRIL 18,       SIX MONTHS      APRIL 18,       SIX MONTHS      APRIL 18,       SIX MONTHS      APRIL 18,
    ENDED          2011 (a)         ENDED          2011 (a)         ENDED          2011 (a)         ENDED          2011 (a)
   JUNE 30,        THROUGH         JUNE 30,        THROUGH         JUNE 30,        THROUGH         JUNE 30,        THROUGH
     2012        DECEMBER 31,        2012        DECEMBER 31,        2012        DECEMBER 31,        2012        DECEMBER 31,
 (UNAUDITED)         2011        (UNAUDITED)         2011        (UNAUDITED)         2011        (UNAUDITED)         2011
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------


 $     99,306    $     75,327    $    186,292    $    129,264    $     44,521    $     48,352    $     30,235    $     17,291
     (128,955)       (325,058)       (962,515)       (160,435)       (463,354)       (226,240)       (305,168)        207,163

     (136,749)       (294,103)        816,752      (1,894,823)        564,933        (723,557)        170,186        (390,018)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     (166,398)       (543,834)         40,529      (1,925,994)        146,100        (901,445)       (104,747)       (165,564)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
    (102,526)         (58,541)       (201,661)        (86,161)        (35,145)        (48,181)        (28,171)        (22,964)
           --              --              --              --              --              --              --              --
           --              --              --              --              --              --              --            (136)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
    (102,526)         (58,541)       (201,661)        (86,161)        (35,145)        (48,181)        (28,171)        (23,100)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    1,451,707       3,026,337              --       8,924,346              --       3,899,507              --       6,166,499
           --              --              --              --              --              --              --      (2,196,573)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    1,451,707       3,026,337              --       8,924,346              --       3,899,507              --       3,969,926
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
    1,182,783       2,423,962        (161,132)      6,912,191         110,955       2,949,881        (132,918)      3,781,262

    2,423,962              --       6,912,191              --       2,949,881              --       3,781,262              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
    3,606,745    $  2,423,962    $  6,751,059    $  6,912,191    $  3,060,836    $  2,949,881    $  3,648,344    $  3,781,262
 ============    ============    ============    ============    ============    ============    ============    ============

 $     (5,451)   $     (2,231)   $        342    $     15,711    $      9,435    $         59    $      1,459    $       (605)
 ============    ============    ============    ============    ============    ============    ============    ============

      100,002              --         300,002              --         150,002              --         100,002              --
       50,000         100,002              --         300,002              --         150,002              --         150,002
           --              --              --              --              --              --              --         (50,000)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
      150,002         100,002         300,002         300,002         150,002         150,002         100,002         100,002
 ============    ============    ============    ============    ============    ============    ============    ============




                       See Notes to Financial Statements                Page 107

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

                                                        FIRST TRUST SOUTH KOREA              FIRST TRUST DEVELOPED MARKETS
                                                            ALPHADEX(R) FUND                     EX-US ALPHADEX(R) FUND
                                                  ------------------------------------    ------------------------------------

                                                    FOR THE SIX        FOR THE PERIOD       FOR THE SIX        FOR THE PERIOD
                                                    MONTHS ENDED      APRIL 18, 2011 (a)    MONTHS ENDED      APRIL 18, 2011 (a)
                                                   JUNE 30, 2012          THROUGH          JUNE 30, 2012          THROUGH
                                                    (UNAUDITED)       DECMBER 31, 2011      (UNAUDITED)       DECEMBER 31, 2011
                                                  ----------------    ----------------    ----------------    ----------------

OPERATIONS:
      Net investment income (loss)..............  $         11,959    $         (4,735)   $        811,902    $         87,468
      Net realized gain (loss)..................          (173,448)           (226,532)           (947,636)         (1,848,476)
      Net change in unrealized appreciation
         (depreciation).........................           157,920            (358,330)         (2,336,226)         (1,249,421)
                                                  ----------------    ----------------    ----------------    ----------------
      Net increase (decrease) in net assets
         resulting from operations..............            (3,569)           (589,597)         (2,471,960)         (3,010,429)
                                                  ----------------    ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income.....................           (12,365)             (6,684)           (783,443)            (84,846)
      Net realized gain.........................                --                  --                  --                  --
      Return of capital.........................                --             (21,997)                 --             (35,257)
                                                  ----------------    ----------------    ----------------    ----------------
      Total distributions to shareholders.......           (12,365)            (28,681)           (783,443)           (120,103)
                                                  ----------------    ----------------    ----------------    ----------------
SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold.................                --           3,043,013          49,304,106          22,531,088
      Cost of shares redeemed...................                --          (1,289,920)         (6,225,138)         (2,055,970)
                                                  ----------------    ----------------    ----------------    ----------------
      Net increase (decrease) in net assets
         resulting from shareholder transactions                --           1,753,093          43,078,968          20,475,118
                                                  ----------------    ----------------    ----------------    ----------------
      Total increase (decrease) in net assets...           (15,934)          1,134,815          39,823,565          17,344,586
NET ASSETS:
      Beginning of period.......................         1,134,815                  --          17,344,586                  --
                                                  ----------------    ----------------    ----------------    ----------------
      End of period.............................  $      1,118,881    $      1,134,815    $     57,168,151    $     17,344,586
                                                  ================    ================    ================    ================
      Accumulated net investment income (loss)
         at end of period.......................  $           (406)$                --    $         14,547    $        (13,912)
                                                  ================    ================    ================    ================
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
      Shares outstanding, beginning of period...            50,002                  --             452,000                  --
      Shares sold...............................                --             100,002           1,250,000             502,000
      Shares redeemed...........................                --             (50,000)           (200,000)            (50,000)
                                                  ----------------    ----------------    ----------------    ----------------
      Shares outstanding, end of period.........            50,002              50,002           1,502,000             452,000
                                                  ================    ================    ================    ================


(a) Inception date.


Page 108               See Notes to Financial Statements

                                  FIRST TRUST       FIRST TRUST       FIRST TRUST
  FIRST TRUST EMERGING MARKETS      GERMANY            CANADA          AUSTRALIA
            ALPHADEX(R) FUND    ALPHADEX(R) FUND  ALPHADEX(R) FUND  ALPHADEX(R) FUND
------------------------------  ----------------  ----------------  ----------------
                                 FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD
   FOR THE      FOR THE PERIOD    FEBRUARY 14,      FEBRUARY 14,      FEBRUARY 14,
  SIX MONTHS      APRIL 18,         2012 (a)          2012 (a)          2012 (a)
    ENDED          2011 (a)         THROUGH           THROUGH           THROUGH
   JUNE 30,        THROUGH          JUNE 30,          JUNE 30,          JUNE 30,
     2012        DECEMBER 31,         2012              2012              2012
 (UNAUDITED)         2011         (UNAUDITED)       (UNAUDITED)       (UNAUDITED)
--------------  --------------  ----------------  ----------------  ----------------


 $  1,401,614    $    212,772     $     63,176      $     20,108      $     56,454
   (1,186,594)     (1,651,820)          (9,643)              (60)          (10,692)

   (4,914,434)     (1,280,981)        (270,202)         (314,565)         (224,819)
 ------------    ------------     ------------      ------------      ------------

   (4,699,414)     (2,720,029)        (216,669)         (294,517)         (179,057)
 ------------    ------------     ------------      ------------      ------------

   (1,332,046)       (169,605)         (60,876)          (17,005)          (42,961)
           --              --               --                --                --
           --              --               --                --                --
 ------------    ------------     ------------      ------------      ------------
   (1,332,046)       (169,605)         (60,876)          (17,005)          (42,961)
 ------------    ------------     ------------      ------------      ------------

   67,447,758      26,105,860        4,336,189         4,482,950         3,006,585
   (2,550,427)             --               --                --                --
 ------------    ------------     ------------      ------------      ------------

   64,897,331      26,105,860        4,336,189         4,482,950         3,006,585
 ------------    ------------     ------------      ------------      ------------
   58,865,871      23,216,226        4,058,644         4,171,428         2,784,567

   23,216,226              --               --                --                --
 ------------    ------------     ------------      ------------      ------------
 $ 82,082,097    $ 23,216,226     $  4,058,644      $  4,171,428      $  2,784,567
 ============    ============     ============      ============      ============

 $     85,363    $     15,795     $      2,300      $      3,103      $     13,493
 ============    ============     ============      ============      ============

    1,050,002              --               --                --                --
    2,650,000       1,050,002          150,002           150,002           100,002
     (100,000)             --               --                --                --
 ------------    ------------     ------------      ------------      ------------
    3,600,002       1,050,002          150,002           150,002           100,002
 ============    ============     ============      ============      ============


                       See Notes to Financial Statements                Page 109

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

                                                                      FIRST TRUST         FIRST TRUST
                                                                     UNITED KINGDOM          TAIWAN
                                                                    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                    ----------------    ----------------
                                                                     FOR THE PERIOD      FOR THE PERIOD
                                                                      FEBRUARY 14,        FEBRUARY 14,
                                                                        2012 (a)            2012 (a)
                                                                        THROUGH             THROUGH
                                                                        JUNE 30,            JUNE 30,
                                                                          2012                2012
                                                                      (UNAUDITED)         (UNAUDITED)
                                                                    ----------------    ----------------

OPERATIONS:
      Net investment income (loss).............................       $     64,857        $     (6,450)
      Net realized gain (loss).................................             (3,437)             (4,698)
      Net change in unrealized appreciation (depreciation).....           (190,622)           (222,919)
                                                                      ------------        ------------
      Net increase (decrease) in net assets resulting
         from operations.......................................           (129,202)           (234,067)
                                                                      ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income....................................            (59,706)                 --
      Net realized gain........................................                 --                  --
      Return of capital........................................                 --                  --
                                                                      ------------        ------------
      Total distributions to shareholders......................            (59,706)                 --
                                                                      ------------        ------------
SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold................................          4,521,937           3,012,905
      Cost of shares redeemed..................................                 --                  --
                                                                      ------------        ------------
      Net increase (decrease) in net assets resulting from
         shareholder transactions..............................          4,521,937           3,012,905
                                                                      ------------        ------------
      Total increase (decrease) in net assets..................          4,333,029           2,778,838
NET ASSETS:
      Beginning of period......................................                 --                  --
                                                                      ------------        ------------
      End of period............................................       $  4,333,029        $  2,778,838
                                                                      ============        ============
      Accumulated net investment income (loss)
         at end of period......................................       $      5,151        $     (6,450)
                                                                      ============        ============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
      Shares outstanding, beginning of period..................                 --                  --
      Shares sold..............................................            150,002             100,002
      Shares redeemed..........................................                 --                  --
                                                                      ------------        ------------
      Shares outstanding, end of period........................            150,002             100,002
                                                                      ============        ============


(a) Inception date.


Page 110               See Notes to Financial Statements

                                      FIRST TRUST        FIRST TRUST
  FIRST TRUST       FIRST TRUST     DEVELOPED MARKETS  EMERGING MARKETS
   HONG KONG        SWITZERLAND     EX-US SMALL CAP       SMALL CAP
ALPHADEX(R) FUND  ALPHADEX(R) FUND  ALPHADEX(R) FUND   ALPHADEX(R) FUND
----------------  ----------------  ----------------   ----------------
 FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD     FOR THE PERIOD
  FEBRUARY 14,      FEBRUARY 14,      FEBRUARY 15,       FEBRUARY 15,
    2012 (a)          2012 (a)          2012 (a)           2012 (a)
    THROUGH           THROUGH           THROUGH            THROUGH
    JUNE 30,          JUNE 30,          JUNE 30,           JUNE 30,
      2012              2012              2012               2012
  (UNAUDITED)       (UNAUDITED)       (UNAUDITED)        (UNAUDITED)
----------------  ----------------  ----------------   ----------------

  $     39,027      $     69,635      $     34,821       $     32,511
       (1,874)            (4,174)          (86,603)           (53,633)
     (165,465)          (373,791)         (279,569)          (292,317)
  ------------      ------------      ------------       ------------

      (128,312)         (308,330)         (331,351)          (313,439)
  ------------      ------------      ------------       ------------

       (33,621)          (71,101)          (33,031)           (31,481)
            --                --                --                 --
            --                --                --                 --
  ------------      ------------      ------------       ------------
       (33,621)          (71,101)          (33,031)           (31,481)
  ------------      ------------      ------------       ------------

     3,019,060         4,572,590         3,067,464          3,034,718
            --                --                --                 --
  ------------      ------------      ------------       ------------

     3,019,060         4,572,590         3,067,464          3,034,718
  ------------      ------------      ------------       ------------
     2,857,127         4,193,159         2,703,082          2,689,798

            --                --                --                 --
  ------------      ------------      ------------       ------------
  $  2,857,127      $  4,193,159      $  2,703,082       $  2,689,798
  ============      ============      ============       ============

  $      5,406      $     (1,466)     $      1,790       $      1,030
  ============      ============      ============       ============

            --                --                --                 --
       100,002           150,002           100,002            100,002
            --                --                --                 --
  ------------      ------------      ------------       ------------
       100,002           150,002           100,002            100,002
  ============      ============      ============       ============


                       See Notes to Financial Statements                Page 111

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND

                                                        SIX MONTHS              FOR THE PERIOD
                                                           ENDED              APRIL 18, 2011 (a)
                                                       JUNE 30, 2012                THROUGH
                                                        (UNAUDITED)            DECEMBER 31, 2011
                                                   ------------------         ------------------
Net asset value, beginning of period                   $     22.88              $     29.83
                                                       -----------              -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.34                     0.30
Net realized and unrealized gain (loss)                       0.47                    (6.76)
                                                       -----------              -----------
Total from investment operations                              0.81                    (6.46)
                                                       -----------              -----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.33)                   (0.36)
Return of capital                                               --                    (0.13)
                                                       -----------              -----------
Total from distributions                                     (0.33)                   (0.49)
                                                       -----------              -----------
Net asset value, end of period                         $     23.36              $     22.88
                                                       ===========              ===========

TOTAL RETURN (b)                                              3.55%                  (21.78)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $     2,336              $     2,288
Ratio of total expenses to average net assets                 0.80% (c)                0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                         2.34% (c)                1.60% (c)
Portfolio turnover rate (d)                                     91%                      49%


FIRST TRUST EUROPE ALPHADEX(R) FUND
                                                        SIX MONTHS              FOR THE PERIOD
                                                           ENDED              APRIL 18, 2011 (a)
                                                       JUNE 30, 2012                THROUGH
                                                        (UNAUDITED)            DECEMBER 31, 2011
                                                   ------------------         ------------------

Net asset value, beginning of period                   $     21.60             $      29.10
                                                       -----------             ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.46                     0.51
Net realized and unrealized gain (loss)                      (0.17)                   (7.52)
                                                       -----------             ------------
Total from investment operations                              0.29                    (7.01)
                                                       -----------             ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.49)                   (0.49)
                                                       -----------             ------------
Net asset value, end of period                         $     21.40             $      21.60
                                                       ===========             ============

TOTAL RETURN (b)                                             1.36%                  (24.53)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $     3,210             $      5,399
Ratio of total expenses to average net assets                 0.80% (c)                0.80% (c)
Ratio of net investment income (loss)
   to average net assets                                      3.33% (c)                2.81% (c)
Portfolio turnover rate (d)                                     55%                      27%

(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.




Page 112               See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND

                                                        SIX MONTHS              FOR THE PERIOD
                                                           ENDED              APRIL 18, 2011 (a)
                                                       JUNE 30, 2012                THROUGH
                                                        (UNAUDITED)            DECEMBER 31, 2011
                                                    ------------------       ------------------
Net asset value, beginning of period                  $      24.24             $      29.70
                                                      ------------             ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.67                     0.76
Net realized and unrealized gain (loss)                      (0.19)                   (5.63)
                                                      ------------             ------------
Total from investment operations                             (0.48)                   (4.87)

                                                      ------------             ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.68)                   (0.59)
                                                      ------------             ------------
Net asset value, end of period                        $      24.04             $      24.24
                                                      ============             ============

TOTAL RETURN (b)                                              1.99%                  (16.41)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $      3,607             $      2,424
Ratio of total expenses to average net assets                 0.81% (c)                0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                         5.58% (c)                3.97% (c)
Portfolio turnover rate (d)                                     73%                      54%


FIRST TRUST BRAZIL ALPHADEX(R) FUND
                                                        SIX MONTHS              FOR THE PERIOD
                                                           ENDED              APRIL 18, 2011 (a)
                                                       JUNE 30, 2012                THROUGH
                                                        (UNAUDITED)            DECEMBER 31, 2011
                                                    ------------------       ------------------

Net asset value, beginning of period                  $      23.04             $      29.69
                                                      ------------             ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.62                     0.43
Net realized and unrealized gain (loss)                      (0.49)                   (6.79)
                                                      ------------             ------------
Total from investment operations                              0.13                    (6.36)
                                                      ------------             ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                         (.67)                   (0.29)
                                                      ------------             ------------
Net asset value, end of period                        $      22.50             $      23.04
                                                      ============             ============

TOTAL RETURN (b)                                              0.62%                  (21.43)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $      6,751             $      6,912
Ratio of total expenses to average net assets                   82% (c)                0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                         4.91% (c)                2.71% (c)
Portfolio turnover rate (d)                                     50%                      46%

(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.



                       See Notes to Financial Statements                Page 113

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST CHINA ALPHADEX(R) FUND

                                                        SIX MONTHS              FOR THE PERIOD
                                                           ENDED              APRIL 18, 2011 (a)
                                                       JUNE 30, 2012                THROUGH
                                                        (UNAUDITED)            DECEMBER 31, 2011
                                                    ------------------       ------------------
Net asset value, beginning of period                  $      19.67             $      29.90
                                                      ------------             ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.29                     0.45
Net realized and unrealized gain (loss)                       0.68                   (10.23)
                                                      ------------             ------------
Total from investment operations                              0.97                    (9.78)
                                                      ------------             ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.23)                   (0.45)
                                                      ------------             ------------
Net asset value, end of period                        $      20.41             $      19.67
                                                      ============             ============

TOTAL RETURN (b)                                              4.95%                  (33.08)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $      3,061             $      2,950
Ratio of total expenses to average net assets                 0.80% (c)                0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                         2.78% (c)                2.56% (c)
Portfolio turnover rate (d)                                     61%                      60%


FIRST TRUST JAPAN ALPHADEX(R) FUND
                                                        SIX MONTHS              FOR THE PERIOD
                                                           ENDED              APRIL 18, 2011 (a)
                                                       JUNE 30, 2012                THROUGH
                                                        (UNAUDITED)            DECEMBER 31, 2011
                                                    ------------------       ------------------

Net asset value, beginning of period                  $      37.81             $      39.90
                                                      ------------             ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.30                     0.17
Net realized and unrealized gain (loss)                      (1.35)                   (2.03)
                                                      ------------             ------------
Total from investment operations                             (1.05)                   (1.86)
                                                      ------------             ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.28)                   (0.23)
Return of capital                                               --                    (0.00) (e)
                                                      ------------             ------------
Total from distributions                                     (0.28)                   (0.23)
                                                      ------------             ------------
Net asset value, end of period                        $      36.48             $      37.81
                                                      ============             ============

TOTAL RETURN (b)                                             (2.77)%                  (4.66)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $       3,648             $      3,781
Ratio of total expenses to average net assets                 0.80% (c)                0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                         1.62% (c)                0.61% (c)
Portfolio turnover rate (d)                                     52%                      43%


(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e)   Amount represents less than $0.01 per share.


Page 114               See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND

                                                        SIX MONTHS              FOR THE PERIOD
                                                           ENDED              APRIL 18, 2011 (a)
                                                       JUNE 30, 2012                THROUGH
                                                        (UNAUDITED)            DECEMBER 31, 2011
                                                    ------------------       ------------------
Net asset value, beginning of period                  $      22.70             $      30.11
                                                      ------------              -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.24                     0.10
Net realized and unrealized gain (loss)                      (0.31)                   (6.74)
                                                      ------------              -----------
Total from investment operations                             (0.07)                   (6.84)
                                                      ------------              -----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.25)                   (0.13)
Return of capital                                               --                    (0.44)
                                                      ------------              -----------
Total from distributions                                     (0.25)                   (0.57)
                                                      ------------              -----------
Net asset value, end of period                        $      22.38             $      22.70
                                                      ============             ============

TOTAL RETURN (b)                                             (0.32)%                 (22.71)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $      1,119             $      1,135
Ratio of total expenses to average net assets                 0.80% (c)                0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                         2.01% (c)               (0.32)% (c)
Portfolio turnover rate (d)                                     42%                     123%


FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND
                                                        SIX MONTHS              FOR THE PERIOD
                                                           ENDED              APRIL 18, 2011 (a)
                                                       JUNE 30, 2012                THROUGH
                                                        (UNAUDITED)            DECEMBER 31, 2011
                                                    ------------------       ------------------

Net asset value, beginning of period                  $      38.37             $      49.13
                                                      ------------             ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.56                     0.50
Net realized and unrealized gain (loss)                      (0.35)                  (10.69)
                                                      ------------             ------------
Total from investment operations                              0.21                   (10.19)
                                                      ------------             ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.52)                   (0.42)
Return of capital                                               --                    (0.15)
                                                      ------------             ------------
Total from distributions                                     (0.52)                   (0.57)
                                                      ------------             ------------
Net asset value, end of period                        $      38.06             $      38.37
                                                      ============             ============

TOTAL RETURN (b)                                              0.55%                  (20.92)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $     57,168             $     17,345
Ratio of total expenses to average net assets                 0.80% (c)                0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                         3.71% (c)                1.31% (c)
Portfolio turnover rate (d)                                    103%                      67%


(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                       See Notes to Financial Statements                Page 115

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND

                                                          SIX MONTHS          FOR THE PERIOD
                                                            ENDED           APRIL 18, 2011 (a)
                                                        JUNE 30, 2012            THROUGH
                                                         (UNAUDITED)        DECEMBER 31, 2011
                                                      ------------------    ------------------

Net asset value, beginning of period                      $    22.11            $    29.05
                                                          ----------            ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.40                  0.25
Net realized and unrealized gain (loss)                         0.68                 (6.98)
                                                          ----------            ----------
Total from investment operations                                1.08                 (6.73)
                                                          ----------            ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                         (0.39)                 (0.21)
                                                          ----------            ----------
Net asset value, end of period                            $    22.80            $    22.11
                                                          ==========            ==========
TOTAL RETURN (b)                                               4.87%                (23.22)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $   82,082            $   23,216
Ratio of total expenses to average net assets                   0.80% (c)             0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                           4.36% (c)             3.09% (c)
Portfolio turnover rate (d)                                       78%                   56%


FIRST TRUST GERMANY ALPHADEX(R) FUND
                                                        FOR THE PERIOD
                                                    FEBRUARY 14, 2012 (a)
                                                           THROUGH
                                                        JUNE 30, 2012
                                                         (UNAUDITED)
                                                      ------------------

Net asset value, beginning of period                      $    30.00
                                                          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.43
Net realized and unrealized gain (loss)                        (2.96)
                                                          ----------
Total from investment operations                               (2.53)
                                                          ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                          (0.41)
                                                          ----------
Net asset value, end of period                            $    27.06
                                                          ==========
TOTAL RETURN (b)                                               (8.43)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $    4,059
Ratio of total expenses to average net assets                   0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                           5.30% (c)
Portfolio turnover rate (d)                                        1%


(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 116               See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST CANADA ALPHADEX(R) FUND

                                                        FOR THE PERIOD
                                                    FEBRUARY 14, 2012 (a)
                                                           THROUGH
                                                        JUNE 30, 2012
                                                         (UNAUDITED)
                                                      ------------------

Net asset value, beginning of period                      $    29.85
                                                          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.15
Net realized and unrealized gain (loss)                        (2.06)
                                                          ----------
Total from investment operations                               (1.91)
                                                          ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                          (0.13)
                                                          ----------
Net asset value, end of period                            $    27.81
                                                          ==========
TOTAL RETURN (b)                                               (6.42)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $    4,171
Ratio of total expenses to average net assets                   0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                           1.42% (c)
Portfolio turnover rate (d)                                        7%


FIRST TRUST AUSTRALIA ALPHADEX(R) FUND
                                                        FOR THE PERIOD
                                                    FEBRUARY 14, 2012 (a)
                                                           THROUGH
                                                        JUNE 30, 2012
                                                         (UNAUDITED)
                                                      ------------------

Net asset value, beginning of period                      $    30.00
                                                          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.56
Net realized and unrealized gain (loss)                        (2.28)
                                                          ----------
Total from investment operations                               (1.72)
                                                          ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                          (0.43)
                                                          ----------
Net asset value, end of period                            $    27.85
                                                          ==========
TOTAL RETURN (b)                                               (5.86)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $    2,785
Ratio of total expenses to average net assets                   0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                           5.23% (c)
Portfolio turnover rate (d)                                        0%


(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.



                       See Notes to Financial Statements                Page 117

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND

                                                        FOR THE PERIOD
                                                    FEBRUARY 14, 2012 (a)
                                                           THROUGH
                                                        JUNE 30, 2012
                                                         (UNAUDITED)
                                                      ------------------

Net asset value, beginning of period                      $    30.12
                                                          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.47
Net realized and unrealized gain (loss)                        (1.26)
                                                          ----------
Total from investment operations                               (0.79)
                                                          ----------
Distributions paid to shareholders from:
Net investment income                                          (0.44)
                                                          ----------
Net asset value, end of period                            $    28.89
                                                          ==========
TOTAL RETURN (b)                                               (2.63)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $    4,333
Ratio of total expenses to average net assets                   0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                           4.51% (c)
Portfolio turnover rate (d)                                        1%


FIRST TRUST TAIWAN ALPHADEX(R) FUND
                                                        FOR THE PERIOD
                                                    FEBRUARY 14, 2012 (a)
                                                           THROUGH
                                                        JUNE 30, 2012
                                                         (UNAUDITED)
                                                      ------------------

Net asset value, beginning of period                      $    30.00
                                                          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   (0.06)
Net realized and unrealized gain (loss)                        (2.15)
                                                          ----------
Total from investment operations                               (2.21)
                                                          ----------
Net asset value, end of period                            $    27.79
                                                          ==========
TOTAL RETURN (b)                                               (7.37)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $    2,779
Ratio of total expenses to average net assets                   0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                          (0.60)% (c)
Portfolio turnover rate (d)                                        0%


(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.



Page 118               See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST HONG KONG ALPHADEX(R) FUND

                                                        FOR THE PERIOD
                                                    FEBRUARY 14, 2012 (a)
                                                           THROUGH
                                                        JUNE 30, 2012
                                                         (UNAUDITED)
                                                      ------------------

Net asset value, beginning of period                      $    30.19
                                                          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.39
Net realized and unrealized gain (loss)                        (1.67)
                                                          ----------
Total from investment operations                               (1.28)
                                                          ----------
Distributions paid to shareholders from:
Net investment income                                          (0.34)
                                                          ----------
Net asset value, end of period                            $    28.57
                                                          ==========
TOTAL RETURN (b)                                               (4.27)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $    2,857
Ratio of total expenses to average net assets                   0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                           3.53% (c)
Portfolio turnover rate (d)                                        1%


FIRST TRUST SWITZERLAND ALPHADEX(R) FUND
                                                        FOR THE PERIOD
                                                    FEBRUARY 14, 2012 (a)
                                                           THROUGH
                                                        JUNE 30, 2012
                                                         (UNAUDITED)
                                                      ------------------

Net asset value, beginning of period                      $    30.11
                                                          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.48
Net realized and unrealized gain (loss)                        (2.15)
                                                          ----------
Total from investment operations                               (1.67)
                                                          ----------
Distributions paid to shareholders from:
Net investment income                                          (0.49)
                                                          ----------
Net asset value, end of period                            $    27.95
                                                          ==========
TOTAL RETURN (b)                                               (5.56)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $    4,193
Ratio of total expenses to average net assets                   0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                           4.76% (c)
Portfolio turnover rate (d)                                        4%


(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.



                       See Notes to Financial Statements                Page 119

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND

                                                        FOR THE PERIOD
                                                     FEBRUARY 15, 2012 (a)
                                                           THROUGH
                                                        JUNE 30, 2012
                                                         (UNAUDITED)
                                                      ------------------

Net asset value, beginning of period                      $    30.48
                                                          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.35
Net realized and unrealized gain (loss)                        (3.47)
                                                          ----------
Total from investment operations                               (3.12)
                                                          ----------
Distributions paid to shareholders from:
Net investment income                                          (0.33)
                                                          ----------
Net asset value, end of period                            $    27.03
                                                          ==========
TOTAL RETURN (b)                                              (10.24)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $    2,703
Ratio of total expenses to average net assets                   0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                           3.29% (c)
Portfolio turnover rate (d)                                       74%


FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND

                                                        FOR THE PERIOD
                                                    FEBRUARY 15, 2012 (a)
                                                           THROUGH
                                                        JUNE 30, 2012
                                                         (UNAUDITED)
                                                      ------------------

Net asset value, beginning of period                      $    30.27
                                                          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.32
Net realized and unrealized gain (loss)                        (3.38)
                                                          ----------
Total from investment operations                               (3.06)
                                                          ----------
Distributions paid to shareholders from:
Net investment income                                          (0.31)
                                                          ----------
Net asset value, end of period                            $    26.90
                                                          ==========
TOTAL RETURN (b)                                            (10.09)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $    2,690
Ratio of total expenses to average net assets                   0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                           3.06% (c)
Portfolio turnover rate (d)                                       64%


(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 120               See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                           JUNE 30, 2012 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded AlphaDEX(R) Fund II (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 3, 2010, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eighteen funds:

     First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund - (NYSE Arca, Inc.
        ("NYSE Arca") ticker "FPA")
     First Trust Europe AlphaDEX(R) Fund - (NYSE Arca ticker "FEP")
     First Trust Latin America AlphaDEX(R) Fund - (NYSE Arca ticker "FLN")
     First Trust Brazil AlphaDEX(R) Fund - (NYSE Arca ticker "FBZ")
     First Trust China AlphaDEX(R) Fund - (NYSE Arca ticker "FCA")
     First Trust Japan AlphaDEX(R) Fund - (NYSE Arca ticker "FJP")
     First Trust South Korea AlphaDEX(R) Fund - (NYSE Arca ticker "FKO")
     First Trust Developed Markets Ex-US AlphaDEX(R) Fund - (NYSE Arca ticker
        "FDT")
     First Trust Emerging Markets AlphaDEX(R) Fund - (NYSE Arca ticker "FEM") First Trust Germany AlphaDEX(R) Fund - (NYSE Arca ticker "FGM")
     First Trust Canada AlphaDEX(R) Fund - (NYSE Arca ticker "FCAN")
     First Trust Australia AlphaDEX(R) Fund - (NYSE Arca ticker "FAUS")
     First Trust United Kingdom AlphaDEX(R) Fund - (NYSE Arca ticker "FKU") First Trust Taiwan AlphaDEX(R) Fund - (NYSE Arca ticker "FTW")
     First Trust Hong Kong AlphaDEX(R) Fund - (NYSE Arca ticker "FHK")
     First Trust Switzerland AlphaDEX(R) Fund - (NYSE Arca ticker "FSZ")
     First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund - (NYSE Arca
        ticker "FDTS")
     First Trust Emerging Markets Small Cap AlphaDEX(R) Fund - (NYSE Arca ticker
        "FEMS")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares currently are listed and traded on the NYSE Arca. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund              Defined Asia Pacific Ex-Japan Index
First Trust Europe AlphaDEX(R) Fund                             Defined Europe Index
First Trust Latin America AlphaDEX(R) Fund                      Defined Latin America Index
First Trust Brazil AlphaDEX(R) Fund                             Defined Brazil Index
First Trust China AlphaDEX(R) Fund                              Defined China Index
First Trust Japan AlphaDEX(R) Fund                              Defined Japan Index
First Trust South Korea AlphaDEX(R) Fund                        Defined South Korea Index
First Trust Developed Markets Ex-US AlphaDEX(R) Fund            Defined Developed Markets Ex-US Index
First Trust Emerging Markets AlphaDEX(R) Fund                   Defined Emerging Markets Index
First Trust Germany AlphaDEX(R) Fund                            Defined Germany Index
First Trust Canada AlphaDEX(R) Fund                             Defined Canada Index
First Trust Australia AlphaDEX(R) Fund                          Defined Australia Index
First Trust United Kingdom AlphaDEX(R) Fund                     Defined United Kingdom Index
First Trust Taiwan AlphaDEX(R) Fund                             Defined Taiwan Index
First Trust Hong Kong AlphaDEX(R) Fund                          Defined Hong Kong Index
First Trust Switzerland AlphaDEX(R) Fund                        Defined Switzerland Index
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund  Defined Developed Markets ex-US Small Cap Index
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund         Defined Emerging Markets Small Cap Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                           JUNE 30, 2012 (UNAUDITED)


A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Each Fund's securities will be valued as follows:

      Portfolio securities listed on any exchange other than the NASDAQ(R) Stock Market, Inc. ("NASDAQ") or the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

      Securities listed on the NASDAQ or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there is no official closing price on the valuation day, the securities are valued at the mean of the most recent bid and ask prices on such day.

      Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ or the AIM, are valued at the closing bid prices.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including the use of a factor provided by a pricing service in situations where there has been a change in value between the foreign markets close and the NYSE close that exceeds a certain threshold. In addition, the use of fair value prices and certain current market quotations or official closing prices could result in a difference between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index, which, in turn, could result in a difference between a Fund's performance and the performance of its underlying index.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to purchase the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund's ability to track the index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                           JUNE 30, 2012 (UNAUDITED)

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investments.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of June 30, 2012, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until after the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund's characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

D. SECURITIES LENDING

The Funds may lend securities representing up to 20% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Fund. Under the Funds' securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At June 30, 2012, the Funds had no securities in the securities lending program.

E. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Effective May 1, 2012, dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Prior to May 1, 2012, dividends from net investment income were declared and paid semi-annually for FPA, FEP, FLN, FBZ, FCA, FJP, FKO, FDT and FEM. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                           JUNE 30, 2012 (UNAUDITED)

The tax character of distributions paid by each Fund during the period ended December 31, 2011 was as follows:

                                                                    Distributions      Distributions      Distributions
                                                                      paid from          paid from          paid from
                                                                       Ordinary           Capital           Return of
                                                                        Income             Gains             Capital
                                                                   ----------------   ----------------   ----------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                    $   36,758         $       --         $   12,643
First Trust Europe AlphaDEX(R) Fund                                       50,951                 --                 --
First Trust Latin America AlphaDEX(R) Fund                                58,541                 --                 --
First Trust Brazil AlphaDEX(R) Fund                                       86,161                 --                 --
First Trust China AlphaDEX(R) Fund                                        48,181                 --                 --
First Trust Japan AlphaDEX(R) Fund                                        22,964                 --                136
First Trust South Korea AlphaDEX(R) Fund                                   6,684                 --             21,997
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                      84,846                 --             35,257
First Trust Emerging Markets AlphaDEX(R) Fund                            169,605                 --                 --


As of December 31, 2011, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                        Accumulated            Net
                                                                    Undistributed       Capital and         Unrealized
                                                                       Ordinary            Other           Appreciation
                                                                        Income          Gain (Loss)       (Depreciation)
                                                                   ----------------   ----------------   ----------------

First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                    $       --         $ (388,367)        $ (297,125)
First Trust Europe AlphaDEX(R) Fund                                        6,664           (357,737)          (270,170)
First Trust Latin America AlphaDEX(R) Fund                                 3,603           (311,875)          (294,103)
First Trust Brazil AlphaDEX(R) Fund                                       17,489            (92,002)        (1,937,642)
First Trust China AlphaDEX(R) Fund                                            59           (222,209)          (727,476)
First Trust Japan AlphaDEX(R) Fund                                            --            (20,883)          (390,311)
First Trust South Korea AlphaDEX(R) Fund                                      --           (221,450)          (362,277)
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                          --         (1,578,149)        (1,314,418)
First Trust Emerging Markets AlphaDEX(R) Fund                             26,134         (1,581,484)        (1,334,284)


F. INCOME TAXES

Each Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98.2% of its taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable year ended 2011 remains open to federal and state audit. As of June 30, 2012, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At December 31, 2011, for federal income tax purposes, each Fund has capital loss carryforwards available that are shown in the table below, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryfowards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                           JUNE 30, 2012 (UNAUDITED)

                                                                  Capital Loss
                                                                   Available
                                                                ----------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                $    383,983
First Trust Europe AlphaDEX(R) Fund                                    357,737
First Trust Latin America AlphaDEX(R) Fund                             306,041
First Trust Brazil AlphaDEX(R) Fund                                     90,224
First Trust China AlphaDEX(R) Fund                                     222,209
First Trust Japan AlphaDEX(R) Fund                                      20,278
First Trust South Korea AlphaDEX(R) Fund                               221,450
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                 1,571,553
First Trust Emerging Markets AlphaDEX(R) Fund                        1,571,145


Certain losses realized during the current fiscal year may be deferred and treated as occuring on the first day of the following fiscal year for Federal income tax purposes. For the fiscal year ended December 31, 2011, the following Funds listed below incurred and elected to defer net ordinary losses as follows:


                                                                 Ordinary Losses
                                                                ----------------

First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                $      4,384
First Trust Europe AlphaDEX(R) Fund                                         --
First Trust Latin America AlphaDEX(R) Fund                               5,834
First Trust Brazil AlphaDEX(R) Fund                                      1,778
First Trust China AlphaDEX(R) Fund                                          --
First Trust Japan AlphaDEX(R) Fund                                         605
First Trust South Korea AlphaDEX(R) Fund                                    --
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                     6,596
First Trust Emerging Markets AlphaDEX(R) Fund                           10,339

G. EXPENSES

Expenses that are directly related to one of the Funds, except for the exclusions identified in this paragraph, are charged to First Trust Advisors L.P. ("First Trust" or the "Advisor") pursuant to the Investment Management Agreement. General expenses of the Trust are allocated to all the Funds based upon the net assets of each respective Fund. Other expenses (Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest and other extraordinary expenses) are paid by each respective Fund.

First Trust Portfolios L.P. ("FTP") has entered into licensing agreements with Standard & Poor's Financial Services LLC ("Licensor") for the Funds. The respective license agreements allow for the use by First Trust of each Fund's respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

First Trust is paid an annual unitary management fee of 0.80% of each Fund's average daily net assets. First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, including any compensation to Trustees, and excluding Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, and other extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.

The Trust has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the servicing agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BBH is responsible for custody of the Trust's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BBH is responsible for performing transfer agency services for the Trust.

Effective January 1, 2012, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, each Independent Trustee received an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                           JUNE 30, 2012 (UNAUDITED)

annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer was allocated equally among each of the trusts.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, the annual amounts paid were $10,000, $5,000 and $2,500, respectively. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2012, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                      Purchases            Sales
                                                                   ----------------   ----------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                   $  2,521,562       $  2,615,018
First Trust Europe AlphaDEX(R) Fund                                     2,238,029          2,216,444
First Trust Latin America AlphaDEX(R) Fund                              3,773,367          2,584,408
First Trust Brazil AlphaDEX(R) Fund                                     3,760,936          3,812,097
First Trust China AlphaDEX(R) Fund                                      1,938,080          1,967,715
First Trust Japan AlphaDEX(R) Fund                                      1,936,325          1,953,411
First Trust South Korea AlphaDEX(R) Fund                                  493,880            496,443
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                   43,875,508         48,750,106
First Trust Emerging Markets AlphaDEX(R) Fund                          75,073,726         48,971,382
First Trust Germany AlphaDEX(R) Fund                                    3,049,439             48,008
First Trust Canada AlphaDEX(R) Fund                                       257,709            261,725
First Trust Australia AlphaDEX(R) Fund                                  2,998,274             10,303
First Trust United Kingdom AlphaDEX(R) Fund                                28,475             39,184
First Trust Taiwan AlphaDEX(R) Fund                                     2,903,846                 --
First Trust Hong Kong AlphaDEX(R) Fund                                     15,764             21,546
First Trust Switzerland AlphaDEX(R) Fund                                  156,016            170,793
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund          5,179,071          2,119,373
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                 2,990,539          1,841,031


For the period ended June 30, 2012, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                      Purchases            Sales
                                                                   ----------------   ----------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                   $  1,245,710       $  1,396,979
First Trust Europe AlphaDEX(R) Fund                                            --          2,421,288
First Trust Latin America AlphaDEX(R) Fund                                244,525                 --
First Trust Brazil AlphaDEX(R) Fund                                            --                 --
First Trust China AlphaDEX(R) Fund                                             --                 --
First Trust Japan AlphaDEX(R) Fund                                             --                 --
First Trust South Korea AlphaDEX(R) Fund                                       --                 --
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                   41,949,268          6,173,894
First Trust Emerging Markets AlphaDEX(R) Fund                          41,065,033          2,561,487
First Trust Germany AlphaDEX(R) Fund                                    1,325,513                 --
First Trust Canada AlphaDEX(R) Fund                                     4,480,574                 --
First Trust Australia AlphaDEX(R) Fund                                         --                 --
First Trust United Kingdom AlphaDEX(R) Fund                             4,519,390                 --
First Trust Taiwan AlphaDEX(R) Fund                                        99,604                 --
First Trust Hong Kong AlphaDEX(R) Fund                                  3,018,560                 --
First Trust Switzerland AlphaDEX(R) Fund                                4,569,378                 --
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                 --                 --
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                 1,877,145                 --

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                           JUNE 30, 2012 (UNAUDITED)


                   5. CREATION, REDEMPTION & TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. In order to purchase Creation Units of a Fund, an investor must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposited Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Purchasers of Creation Units must pay to BBH, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding Index. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Parties redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding Index. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

The Creation Transaction Fees and the Redemption Transaction Fees for each Fund are as follows:


                                                                       Creation          Redemption
                                                                     Transaction        Transaction
                                                                         Fees               Fees
                                                                   ----------------   ----------------
First Trust Asia Pacific Ex-Japan(R) Fund                            $      3,500       $      3,500
First Trust Europe AlphaDEX(R) Fund                                         4,000              4,000
First Trust Latin America AlphaDEX(R) Fund                                  2,500              2,500
First Trust Brazil AlphaDEX(R) Fund                                         2,500              2,500
First Trust China AlphaDEX(R) Fund                                          2,000              2,000
First Trust Japan AlphaDEX(R) Fund                                          1,000              1,000
First Trust South Korea AlphaDEX(R) Fund                                    1,500              1,500
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                        5,500              5,500
First Trust Emerging Markets AlphaDEX(R) Fund                               7,000              7,000
First Trust Germany AlphaDEX(R) Fund                                        1,000              1,000
First Trust Canada AlphaDEX(R) Fund                                           500                500
First Trust Australia AlphaDEX(R) Fund                                      1,200              1,200
First Trust United Kingdom AlphaDEX(R) Fund                                   500                500
First Trust Taiwan AlphaDEX(R) Fund                                         1,600              1,600
First Trust Hong Kong AlphaDEX(R) Fund                                      1,600              1,600
First Trust Switzerland AlphaDEX(R) Fund                                    1,000              1,000
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund              9,000              9,000
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                     9,000              9,000


                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                           JUNE 30, 2012 (UNAUDITED)

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, will not pay 12b-1 fees at any time before April 30, 2013.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there were no subsequent events requiring recognition or disclosure in the financial statements.

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                           JUNE 30, 2012 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of the First Trust Exchange-Traded AlphaDEX(R) Fund II (the "Trust"), including the Independent Trustees, approved the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. ("First Trust") on behalf of the following series of the Trust (each a "Fund" and collectively, the "Funds") for an initial two year term at a meeting held on September 19, 2011:

First Trust Germany AlphaDEX(R) Fund
First Trust Canada AlphaDEX(R) Fund
First Trust Australia AlphaDEX(R) Fund
First Trust United Kingdom AlphaDEX(R) Fund
First Trust Taiwan AlphaDEX(R) Fund
First Trust Hong Kong AlphaDEX(R) Fund
First Trust Switzerland AlphaDEX(R) Fund
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund

The Board of Trustees determined for each Fund that the Agreement is in the best interests of each Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for each Fund, the Independent Trustees received a report in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services to be provided by First Trust to each Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee structure for each Fund as compared to fees charged by investment advisors to other comparable exchange-traded funds ("ETFs"), and as compared to fees charged to other First Trust clients with similar investment objectives, including to other ETFs managed by First Trust; the estimated expenses to be incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on First Trust; fall-out benefits to First Trust and First Trust Portfolios L.P.; and a summary of First Trust's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by First Trust. The Board applied its business judgment to determine whether the arrangement between the Trust and First Trust is a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreement for each Fund, the Board considered the nature, extent and quality of services to be provided by First Trust under the Agreement, and noted that First Trust employees provide management services to other ETFs and to other investment companies in the First Trust complex with diligence and care. The Board also considered the efforts expended by First Trust in organizing the Trust and in overseeing other entities that would provide services to the Funds, the compliance program that had been developed by First Trust and the skills of its employees who would be working with the Funds. Since each Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Funds, but the Board did consider the hypothetical performance of the underlying indices. The Board considered reports it receives on a quarterly basis showing the correlation and tracking error between the other ETFs for which First Trust serves as investment advisor and their

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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                           JUNE 30, 2012 (UNAUDITED)

applicable underlying indexes. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Funds by First Trust under the Agreement are expected to be satisfactory.

The Board reviewed information regarding the proposed unitary fee structure for each Fund. The Board noted that under the unitary fee arrangement, each Fund would pay First Trust a fee equal to an annual rate of 0.80% of its average daily net assets and that First Trust would be responsible for each Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, service fees and distribution fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board reviewed information provided by First Trust and Lipper, Inc. ("Lipper") for each Fund on the advisory fees and expense ratios of other comparable ETFs, including other ETFs that pay a unitary fee, but also noted the limitations on the comparability of the Lipper group of ETFs and the First Trust group of ETFs with the Funds. The Board considered information provided by First Trust on certain differences between the Lipper group of ETFs and the First Trust group of ETFs. The Board also considered the total expense ratios (after fee waivers) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee, noting that each Fund's proposed unitary fee was the same as the unitary fee charged to the other series of the Trust, but was slightly higher than the unitary fees and the total expense ratios (after fee waivers) of other index-based First Trust ETFs currently in operation. The Board considered First Trust's representation that the higher unitary fee for each Fund was appropriate because the Funds will have higher custodial fees and expenses associated with their investments in non-U.S. securities. In light of the information considered and the nature, extent and quality of services expected to be provided under the Agreement, the Board determined that the proposed unitary fee for each Fund was fair and reasonable.

The Board considered First Trust's representation that the proposed unitary fee for each Fund was not structured to pass the benefits of any economies of scale on to shareholders as each Fund's assets grow, but that First Trust did not believe this was material to the Board's consideration of the proposed unitary fee due to the anticipated asset levels for each Fund. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would benefit First Trust, but that a unitary fee structure provides certainty in expenses for the Funds. The Board noted that First Trust has continued to invest in personnel and infrastructure for the First Trust complex. The Board took the costs to be borne by First Trust in connection with its services to be performed for the Funds under the Agreement into consideration and noted that First Trust was unable to estimate the profitability of the Agreement to First Trust. The Board considered that First Trust had identified as a fall-out benefit to First Trust and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with First Trust. The Board also noted that First Trust would not utilize soft dollars in connection with its management of the Funds' portfolios. The Board considered that First Trust will receive compensation from the Trust for providing fund reporting services for the Funds pursuant to a separate Fund Reporting Services Agreement, which would be paid out of the unitary fee.

After discussion, the Board of Trustees, including the Independent Trustees, concluded that First Trust had the capabilities, resources and personnel necessary to manage each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded that it was in the best interests of each Fund to approve the Agreement. No single factor was determinative in the Board's analysis.

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RISK CONSIDERATIONS
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                           JUNE 30, 2012 (UNAUDITED)

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II.

The following summarizes some of the risks that should be considered for the Funds. Each Fund's shares will change in value, and you could lose money by investing in a Fund. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on an exchange may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase shares directly from a Fund and individual shares are not redeemable. However, specified large blocks of shares called creation units can be purchased from, or redeemed to, the Fund.

Each Fund's shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

You should anticipate that the value of each Fund's shares will decline more or less in correlation with any decline in the value of the Fund's corresponding Index.

Each Fund's return may not match the return of the Fund's corresponding Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Fund's corresponding Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Fund's corresponding Index or the ratios between the securities included in the Index.

Each Fund is exposed to additional market risk due to the Funds' policy of investing principally in the securities included in each Fund's corresponding Index. As a result of this policy, securities held by the Funds will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. Therefore, the Funds will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Fund's corresponding Index.

Each Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. As a result, each Funds is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Each Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Funds may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issues.

The Funds rely on a license with the Index Provider that permits the Funds to use the Index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Funds. Such license may be terminated by the Index Provider and, as a result, the Funds may lose their ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property to First Trust for use by the Funds. Accordingly in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Funds.

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund invests in securities of non-U.S. issuers, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting

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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                           JUNE 30, 2012 (UNAUDITED)

standards and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Each Fund may invest in Depositary Receipts, which may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

The Funds are not actively managed. The Funds invest in securities included in or representative of its Index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

Each Fund is subject to the risk of inflation, which is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Because each Fund's NAV is determined on the basis of U.S. dollars and the Funds invest in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Fund's holdings goes up.

Certain of the Funds currently intend to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in such a Fund may be less tax-efficient than an investment in a more conventional exchange-traded fund. Exchange-traded funds are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the Fund level. Because certain of the Funds currently intend to effect a significant portion of redemptions for cash, rather than in-kind distributions, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gains on these sales by such a Fund will generally cause the Fund to recognize gains it might not otherwise have recognized, or to recognize such gains sooner than would otherwise be required if it were to distribute portfolio securities in-kind. Such Funds generally intend to distribute these gains to shareholders to avoid being taxed on these gains at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different exchange-traded fund. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. Brazil may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of a Fund's shares than for more conventional exchange-traded funds.

The First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund invests in securities issued by companies operating in the Asia Pacific region. The Fund is more susceptible to the economic, market, regulatory, political, natural disasters and local risks of the Asia Pacific region than a fund that is more geographically diversified. The region has historically been highly dependent on global trade, with nations taking strong roles in both the importing and exporting of goods; such a relationship creates a risk with this dependency on global growth. The respective stock markets tend to have a larger prevalence of smaller companies that are inherently more volatile and less liquid than larger comparables. Varying levels of accounting and disclosure standards, restrictions on foreign ownership, minority ownership rights, and corporate governance standards are also common for the region. The Fund invests heavily in companies operating in South Korea and Hong Kong. The South Korean economy is dependent on the economies of Asia and the United States as key trading partners. Reduction in spending by these economies on South Korean products and services or negative changes in any of these economies, mainly in China or Southeast Asia, may cause an adverse impact on the South Korean economy. Also, the political tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate on the Korean peninsula. Hong Kong companies are subject to risks related to Hong Kong's political and economic environment and the volatility of and the concentration of real estate companies listed on the Hong Kong Stock Exchange. Because of Hong Kong's reversion to China, any increase in uncertainty as to the economic and political status of Hong Kong or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong Stock Exchange. Securities prices on the Hong

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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                           JUNE 30, 2012 (UNAUDITED)

Kong Stock Exchange, and specifically the Hang Seng Index, can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets.

The First Trust Europe AlphaDEX(R) Fund invests in securities issued by companies operating in Europe. The Fund is therefore subject to certain risks associated specifically with Europe. A significant number of countries in Europe are member states in the European Union (the "EU"), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In addition, European corporations, and other entities with significant markets or operations in Europe (whether or not in the participating countries), face strategic challenges as these entities adapt to a single transnational currency. The Euro conversion may have a material impact on revenues, expenses or income from operations; increase competition due to the increased price transparency of EU markets; affect issuers' currency exchange rate risk and derivatives exposure; disrupt current contracts; cause issuers to increase spending on information technology updates required for the conversion; and result in potential adverse tax consequences.

The First Trust Latin America AlphaDEX(R) Fund invests in securities issued by companies operating in Latin America. The Fund is therefore subject to certain risks associated specifically with this region. The value of Fund shares may be adversely affected by political, economic, and social instability; inadequate investor protection; changes in laws or regulations of countries within Latin America; international relations with other nations; natural disasters; corruption and military activity. The economies of many Latin American countries differ from the economies of more developed countries in many respects. Certain Latin American countries are highly dependent upon and may be affected by developments in the United States, Europe and other Latin American economies. The Fund invests heavily in companies operating in Brazil. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices. Brazilian securities may also be subject to restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States.

The First Trust Brazil AlphaDEX(R) Fund invests in companies that are operating in Brazil. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices. Brazilian securities may also be subject to restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. These risks may be heightened for securities of companies located in, or with significant operations in, an emerging market country like Brazil.

The First Trust China AlphaDEX(R) Fund may invest in H shares, depositary receipts and U.S.-listed common stock of companies that are domiciled in China, including Hong Kong. Some Chinese companies are listed on both the Hong Kong Stock Exchange with H shares and the Shanghai Stock Exchange with A shares. Price differentials between H shares and A shares of the same company may be significant. Also, price fluctuations of A shares are limited to either 5% or 10% per trading day, while no such limitations exist for H shares. Therefore, H shares may be susceptible to greater price fluctuations. Investing in securities of companies in China involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China's economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low-cost emerging economies. Chinese securities may also be subject to greater restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. These risks may be heightened for securities of companies located in, or with significant operations in, an emerging market country like China.

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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                           JUNE 30, 2012 (UNAUDITED)

The First Trust Japan AlphaDEX(R) Fund, First Trust Developed Markets Ex-US AlphaDEX(R) Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund and First Trust Emerging Markets Small Cap AlphaDEX(R) Fund invest in common stock of companies operating in Japan. Because Japan's economy and equity market share a strong correlation with the U.S. markets, the Japanese economy may be affected by economic problems in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan's economy may also be affected by economic, political or social instability in those countries. Despite a strengthening in the economic relationship between Japan and China, the countries' political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Japanese securities may also be subject to lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative affect on Japan's economy, and may continue to do so.

The First Trust South Korea AlphaDEX(R) Fund invests in common stock of companies that are domiciled in South Korea. The South Korean economy is dependent on the economies of Asia and the United States as key trading partners. Reduction in spending by these economies on South Korean products and services or negative changes in any of these economies, mainly in China or Southeast Asia, may cause an adverse impact on the South Korean economy. Furthermore, South Korea's economy is also dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low-cost emerging economies. Also, the political tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate on the Korean peninsula. South Korean securities may also be subject to restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. These risks may be heightened for securities of companies located in, or with significant operations in, an emerging market country like South Korea.

The First Trust Germany AlphaDEX(R) Fund invests in securities of companies that are domiciled or operating in Germany. Investing in securities of German companies involves additional risks, including, but not limited to: significant demographic challenges to sustained long-term growth; low fertility rates and declining net immigration putting pressure on the country's social welfare system; and the costly and time-consuming modernization and integration of the eastern German economy. Additionally, the European sovereign-debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of Germany and the surrounding region.

The First Trust Canada AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in Canada. Investing in securities of Canadian companies may involve additional risks. The Canadian and U.S. economies are closely integrated and Canada therefore relies on significant investment from U.S. sources. As a major producer of forest products, metals, agricultural products and energy-related products, Canada is very dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Continued demands by the Province of Quebec for sovereignty could significantly affect the Canadian market, particularly if such demands are met. In addition, a small number of industries represent a large portion of the Canadian market.

The First Trust Australia AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in Australia. Investing in securities of Australian companies may involve additional risks. The Australian economy is heavily dependent on the Asian, European and U.S. markets. Reduced spending by any of these economies on Australian products may adversely affect the Australian market. Additionally, Australia is located in a geographic region that has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the Australian economy and affect the value of the securities held by the Fund.

The First Trust United Kingdom AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in a country that is part of the United Kingdom (i.e., England, Ireland, Scotland and Wales) and is therefore subject to certain risks associated with the United Kingdom and Europe as a whole. The United Kingdom is a member of the European Union ("EU"), and consequently, is a part of one of the largest common markets in the world. However, the continued implementation of the EU provisions and recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and the rest of Europe and their effect on securities issued by United Kingdom companies impossible to predict. Despite the fact that the United Kingdom did not convert to the Euro, the European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the United Kingdom and the surrounding region.

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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                           JUNE 30, 2012 (UNAUDITED)

The First Trust Taiwan AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in the Taiwan. Certain characteristics of Taiwan's economy and geographic location also subject the Fund to certain risks. Taiwan is a small island state with few raw material resources and limited land area and thus it relies heavily on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy. Also, rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan's economy also is intricately linked with economies of other Asian countries, which are often emerging market economies that often experience over-extensions of credit, frequent and pronounced currency fluctuations, devaluations and restrictions, rising unemployment and fluctuations in inflation. Political and social unrest in other Asian countries could cause further economic and market uncertainty in Taiwan. In particular, the Taiwanese economy is dependent on the economies of Japan and China, and also the United States, and a reduction in purchases by any of them of Taiwanese products and services or negative changes in their economies would likely have an adverse impact on the Taiwanese economy. Taiwan's geographic proximity to the People's Republic of China and Taiwan's history of political contention with China have resulted in ongoing tensions with China, including the continual risk of military conflict with China. These tensions may materially affect the Taiwanese economy and securities markets.

The First Trust Hong Kong AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in Hong Kong and is therefore subject to certain risks associated specifically with Hong Kong, including Hong Kong's political and economic environment and the volatility of and the concentration of real estate companies listed on the Hong Kong Stock Exchange. Because of Hong Kong's reversion to China, any increase in uncertainty as to the economic and political status of Hong Kong or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong Stock Exchange. Securities prices on the Hong Kong Stock Exchange can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets.

The First Trust Switzerland AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in Switzerland and is therefore subject to certain risks associated with Switzerland and Europe as a whole. Although Switzerland is not a member of the EU, the Swiss economy is dependent on the economies of other European nations as key trading partners. Any reduction in spending by other European countries could have a negative effect on the Swiss economy. Additionally, the European sovereign-debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the surrounding region. The ongoing implementation of the EU provisions and Euro conversion process may materially impact revenues, expenses or income and increase competition for other European companies, which could have an effect on the Swiss economy, and in turn, the securities in which the Fund invests. Funds may be more susceptible to any single economic, political or regulatory occurrence affecting one or more of these and to the issuers, experience increased volatility and be highly concentrated in certain issues.

Each Fund invests in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. Some of these risks may include, but are not limited to, the following: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of a Fund's investments;
(iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make distribution payments to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease a Fund's return. These risks may be more pronounced to the extent that a Fund invests a significant amount of its assets in companies located in one country.

           NOT FDIC INSURED    NOT BANK GUARANTEED    MAY LOSE VALUE

                                                                        Page 135



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FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Milk Street
Boston, MA  02109


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEMS 6. SCHEDULE OF INVESTMENTS.

(a) Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a) (1)  Not applicable.

(a)   (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
      Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a) (3)  Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              First Trust Exchange-Traded AlphaDEX(R) Fund II
                    ------------------------------------------------------------

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  August 20th, 2012
     ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  August 20th, 2012
     ---------------------

By (Signature and Title)*       /s/ James M. Dykas
                                ------------------------------------------------
                                James M. Dykas, Treasurer,
                                Chief Financial Officer and
                                Chief Accounting Officer
                                (principal financial officer)

Date  August 20th, 2012
     ---------------------

* Print the name and title of each signing officer under his or her signature.